                                                                    Exhibit 10.1
================================================================================

                                CREDIT AGREEMENT

                                      among

                               US ONCOLOGY, INC.,

                            THE LENDERS NAMED HEREIN,

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,

                                UBS WARBURG LLC,
                              as Syndication Agent,

                                       and

                    GE CAPITAL HEALTHCARE FINANCIAL SERVICES,
                             as Documentation Agent

                                      Up to
                  $100,000,000 Senior Revolving Credit Facility

                     Co-Lead Arrangers and Co-Book Managers:
                          FIRST UNION SECURITIES, INC.
                                 UBS WARBURG LLC

                          Dated as of February 1, 2002

================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page

                                    ARTICLE I

                                   DEFINITIONS

1.1      Defined Terms........................................................................................    2
1.2      Accounting Terms.....................................................................................   24
1.3      Other Terms; Construction............................................................................   25

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

2.1      Commitments; Commitment Increase.....................................................................   25
2.2      Borrowings...........................................................................................   26
2.3      Disbursements; Funding Reliance; Domicile of Loans...................................................   29
2.4      Notes................................................................................................   30
2.5      Termination and Reduction of Commitments.............................................................   31
2.6      Mandatory Payments and Prepayments...................................................................   31
2.7      Voluntary Prepayments................................................................................   33
2.8      Interest.............................................................................................   34
2.9      Fees.................................................................................................   35
2.10     Interest Periods.....................................................................................   36
2.11     Conversions and Continuations........................................................................   37
2.12     Method of Payments; Computations.....................................................................   38
2.13     Recovery of Payments.................................................................................   39
2.14     Use of Proceeds......................................................................................   40
2.15     Pro Rata Treatment...................................................................................   40
2.16     Increased Costs; Change in Circumstances; Illegality; etc............................................   40
2.17     Taxes................................................................................................   42
2.18     Compensation.........................................................................................   45
2.19     Substitution of Lender...............................................................................   45

                                   ARTICLE III

                                LETTERS OF CREDIT

3.1      Issuance.............................................................................................   46
3.2      Notices..............................................................................................   47
3.3      Participations.......................................................................................   47
3.4      Reimbursement........................................................................................   47
3.5      Payment by Revolving Loans...........................................................................   48
3.6      Payment to Lenders...................................................................................   48
3.7      Obligations Absolute.................................................................................   49

3.8      Cash Collateral Account..............................................................................   50
3.9      Effectiveness........................................................................................   51

                                   ARTICLE IV

                    CONDITIONS OF EFFECTIVENESS AND BORROWING

4.1      Conditions of Effectiveness and Initial Borrowing....................................................   51
4.2      Conditions of All Borrowings.........................................................................   56

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

5.1      Organization and Power...............................................................................   57
5.2      Authorization; Enforceability........................................................................   57
5.3      No Violation.........................................................................................   57
5.4      Governmental and Third-Party Authorization; Permits..................................................   58
5.5      Litigation...........................................................................................   58
5.6      Taxes................................................................................................   58
5.7      Subsidiaries.........................................................................................   59
5.8      Full Disclosure......................................................................................   59
5.9      Margin Regulations...................................................................................   59
5.10     No Material Adverse Change...........................................................................   59
5.11     Financial Matters....................................................................................   59
5.12     Ownership of Properties..............................................................................   61
5.13     ERISA................................................................................................   61
5.14     Environmental Matters................................................................................   61
5.15     Compliance with Laws.................................................................................   62
5.16     Regulated Industries.................................................................................   62
5.17     Insurance............................................................................................   63
5.18     Material Contracts...................................................................................   63
5.19     Security Documents...................................................................................   63
5.20     Reimbursement from Third Party Payors................................................................   63
5.21     Fraud and Abuse......................................................................................   64

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

6.1      Financial Statements.................................................................................   64
6.2      Other Business and Financial Information.............................................................   65
6.3      Existence; Franchises; Maintenance of Properties.....................................................   68
6.4      Compliance with Laws.................................................................................   68
6.5      Payment of Obligations...............................................................................   68
6.6      Insurance............................................................................................   69
6.7      Maintenance of Books and Records; Inspection.........................................................   69
6.8      Permitted Acquisitions...............................................................................   69

6.9      Creation or Acquisition of Subsidiaries..............................................................   71
6.10     Additional Security..................................................................................   72
6.11     Further Assurances...................................................................................   72

                                   ARTICLE VII

                               FINANCIAL COVENANTS

7.1      Leverage Ratio.......................................................................................   72
7.2      Adjusted Leverage Ratio..............................................................................   73
7.3      Senior Leverage Ratio................................................................................   73
7.4      Fixed Charge Coverage Ratio..........................................................................   74
7.5      Capital Expenditures.................................................................................   74

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

8.1      Merger; Consolidation................................................................................   74
8.2      Indebtedness.........................................................................................   75
8.3      Liens................................................................................................   76
8.4      Disposition of Assets................................................................................   77
8.5      Investments..........................................................................................   78
8.6      Restricted Payments..................................................................................   80
8.7      Transactions with Affiliates.........................................................................   81
8.8      Lines of Business....................................................................................   82
8.9      Certain Amendments...................................................................................   82
8.10     Limitation on Certain Restrictions...................................................................   82
8.11     No Other Negative Pledges............................................................................   82
8.12     Fiscal Year..........................................................................................   82
8.13     Accounting Changes...................................................................................   83

                                   ARTICLE IX

                                EVENTS OF DEFAULT

9.1      Events of Default....................................................................................   83
9.2      Remedies: Termination of Commitments, Acceleration, etc..............................................   85
9.3      Remedies: Set-Off....................................................................................   86

                                    ARTICLE X

                                    THE AGENT

10.1     Appointment..........................................................................................   87
10.2     Nature of Duties.....................................................................................   87
10.3     Exculpatory Provisions...............................................................................   87
10.4     Reliance by Agent....................................................................................   87

10.5     Non-Reliance on Agent and Other Lenders..............................................................   88
10.6     Notice of Default....................................................................................   88
10.7     Indemnification......................................................................................   89
10.8     The Agent in its Individual Capacity.................................................................   89
10.9     Successor Agent......................................................................................   90
10.10    Collateral Matters...................................................................................   90
10.11    Issuing Lender and Swingline Lender..................................................................   90
10.12    Syndication Agent, Documentation Agent...............................................................   90

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1     Fees and Expenses....................................................................................   91
11.2     Indemnification......................................................................................   91
11.3     Governing Law; Consent to Jurisdiction...............................................................   92
11.4     Waiver of Jury Trial.................................................................................   93
11.5     Notices..............................................................................................   93
11.6     Amendments, Waivers, etc.............................................................................   94
11.7     Assignments, Participations..........................................................................   95
11.8     No Waiver............................................................................................   97
11.9     Successors and Assigns...............................................................................   97
11.10    Survival.............................................................................................   98
11.11    Severability.........................................................................................   98
11.12    Construction.........................................................................................   98
11.13    Confidentiality......................................................................................   98
11.14    Counterparts; Effectiveness..........................................................................   99
11.15    Disclosure of Information............................................................................   99
11.16    Entire Agreement.....................................................................................   99

                                    EXHIBITS

Exhibit A-1                Form of Revolving Note
Exhibit A-2                Form of Swingline Note
Exhibit B-1                Form of Notice of Borrowing
Exhibit B-2                Form of Notice of Swingline Borrowing
Exhibit B-3                Form of Notice of Conversion/Continuation
Exhibit B-4                Form of Letter of Credit Notice
Exhibit C                  Form of Compliance Certificate
Exhibit D                  Form of Assignment and Acceptance
Exhibit E                  Form of Pledge and Security Agreement
Exhibit F                  Form of Subsidiary Guaranty
Exhibit G                  Form of Financial Condition Certificate
Exhibit H                  Form of Intercompany Note
Exhibit I                  Form of Mortgage

                                    SCHEDULES

Schedule 4.1               UCC Search Locations
Schedule 5.4               Consents and Approvals
Schedule 5.7               Subsidiaries
Schedule 5.12              Real Property
Schedule 5.17              Insurance
Schedule 8.2               Indebtedness
Schedule 8.3               Liens
Schedule 8.5               Investments
Schedule 8.7               Transactions with Affiliates

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of the 1st day of February, 2002 (this "Agreement"), is made among US ONCOLOGY, INC., a Delaware corporation with its
 ---------
principal offices in Houston, Texas (the "Borrower"), the banks and financial
                                          --------
institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), FIRST UNION NATIONAL BANK
                                          -------
("First Union"), as agent for the Lenders, UBS WARBURG LLC, as syndication
  -----------
agent, and GENERAL ELECTRIC CAPITAL CORPORATION (d/b/a GE Capital Healthcare Financial Services), as documentation agent.

                                    RECITALS

     A. The Borrower has requested that the Lenders make available to the Borrower a revolving credit facility in the aggregate principal amount of up to $100,000,000. The Borrower will use the proceeds of this facility to refinance certain existing indebtedness, to pay or reimburse certain fees and expenses in connection herewith and therewith, and for working capital and general business purposes, all as more fully described in Section 2.14.

     B. The Lenders are willing to make available to the Borrower the credit facility described herein subject to and on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Defined Terms. For purposes of this Agreement, in addition to the terms
         -------------
defined elsewhere herein, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Designation Letter" shall mean a letter from the Borrower to the Agent, duly completed and signed by an Authorized Officer and in form and substance reasonably satisfactory to the Agent, listing any one or more accounts to which the Borrower may from time to time request the Agent to forward the proceeds of any Loans made hereunder.

     "Acquisition" shall mean any transaction or series of related transactions, consummated on or after the date hereof, by which the Borrower directly, or indirectly through one or more

Subsidiaries, (i) acquires any going business, or all or substantially all of the assets, of any Person, whether through purchase of assets, merger or otherwise, or (ii) acquires securities or other ownership interests of any Person having at least a majority of combined voting power of the then outstanding securities or other ownership interests of such Person.

     "Acquisition Amount" shall mean, with respect to any Acquisition, the sum (without duplication) of (i) the amount of cash paid by the Borrower and its Subsidiaries in connection with such Acquisition, (ii) the Fair Market Value of all Capital Stock of the Borrower issued or given in connection with such Acquisition, (iii) the amount (determined by using the face amount or the principal amount payable at maturity, whichever is greater) of all Indebtedness incurred, assumed or acquired by the Borrower and its Subsidiaries in connection with such Acquisition, (iv) all additional purchase price amounts in connection with such Acquisition in the form of earnouts and other contingent obligations that should be recorded as a liability on the balance sheet of the Borrower and its Subsidiaries or expensed, in either event in accordance with GAAP, Regulation S-X under the Securities Act of 1933, as amended, or any other rule or regulation of the Securities and Exchange Commission, (v) all amounts paid in respect of covenants not to compete, (other than compensation paid under bona fide consulting or employment contracts in connection with such Acquisition that contain customary covenants not to compete), (vi) the amount of all transaction fees and expenses (including, without limitation, legal, accounting and finders' fees and expenses) incurred by the Borrower and its Subsidiaries in connection with such Acquisition and (vii) the aggregate fair market value of all other consideration given by the Borrower and its Subsidiaries in connection with such Acquisition.

     "Adjusted Base Rate" shall mean, at any time with respect to any Base Rate Loan, a rate per annum equal to the Base Rate as in effect at such time plus the Applicable Margin Percentage for Base Rate Loans as in effect at such time.

     "Adjusted LIBOR Rate" shall mean, at any time with respect to any LIBOR Loan, a rate per annum equal to the LIBOR Rate as in effect at such time plus the Applicable Margin Percentage for LIBOR Loans as in effect at such time.

     "Adjusted Leverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) the sum of (A) Consolidated Funded Debt as of such date plus (B) Consolidated Rent for the period of four consecutive fiscal
     ----
quarters then ending multiplied by eight (8) to (ii) Consolidated EBITDAR for
                     ----------
the period of four consecutive fiscal quarters then ending.

     "Affiliate" shall mean, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, owns or controls, is controlled by or under common control with, such Person or is a director or officer of such Person. For purposes of this definition, with respect to any Person "control" shall mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or
(ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person.

     "Agent" shall mean First Union, in its capacity as Agent appointed under
Article X, and its successors and permitted assigns in such capacity.

     "Agents" shall mean the Agent and, so long as UBS AG, Stamford Branch remains a Lender, the Syndication Agent.

     "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

     "Applicable Margin Percentage" shall mean, at any time from and after the Closing Date, the applicable percentage (a) to be added to the Base Rate pursuant to Section 2.8 for purposes of determining the Adjusted Base Rate, (b) to be added to the LIBOR Rate pursuant to Section 2.8 for purposes of determining the Adjusted LIBOR Rate, and (c) to be used in calculating the commitment fee payable pursuant to Section 2.9(a), in each case as determined under the following matrix with reference to the Leverage Ratio:

                                          Applicable Margin   Applicable Margin   Applicable Margin
             Leverage Ratio                Percentage for       Percentage for     Percentage for
             --------------                Base Rate Loans       LIBOR Loans       Commitment Fee
                                          -----------------   -----------------   -----------------
Greater than or equal to 3.0 to 1.0             2.00%                3.00%              0.50%

Greater than or equal to 2.5 to 1.0 but         1.75%                2.75%              0.50%
          less than 3.0 to 1.0

Greater than or equal to 2.0 to 1.0 but         1.50%                2.50%              0.50%
          less than 2.5 to 1.0

Greater than or equal to 1.5 to 1.0 but         1.25%               2.250%              0.50%
          less than 2.0 to 1.0

          Less than 1.5 to 1.0                  1.00%                2.00%              0.50%

     On each Adjustment Date (as hereinafter defined), the Applicable Margin Percentage for all Loans and the commitment fee payable pursuant to Section 2.9(a) shall be adjusted effective as of such date (based upon the calculation of the Leverage Ratio as of the last day of the fiscal period to which such Adjustment Date relates) in accordance with the above matrix; provided, however,
                                                              --------- --------
that, notwithstanding the foregoing or anything else herein to the contrary, if at any time (x) the Borrower shall have failed to deliver the financial statements and a Compliance Certificate as required by Section 6.1(a) or Section 6.1(b), as the case may be, and Section 6.2(a), (y) an Event of Default described in Section 9.1(a) shall have occurred and be continuing or (z) any other Event of Default shall have occurred and be continuing and the Required Lenders shall have elected, then at all times from and including the date on which such statements and Compliance Certificate are required to have been delivered (or the date of occurrence of such Event of Default, as the case may be) to the date on which the same shall have been delivered (or such Event of Default cured or waived, as the case may be), each Applicable Margin Percentage shall be determined in accordance with the above matrix as if the Leverage Ratio were greater than or equal to 3.0 : 1.0 (notwithstanding the actual Leverage Ratio). For purposes of this definition, "Adjustment Date" shall mean, with respect to any fiscal period of the Borrower beginning with the fiscal year ending December 31, 2001, the fifth (5th) day (or, if such day is not a Business Day, the next succeeding Business Day) after delivery by the Borrower in accordance with Section 6.1(a) or Section 6.1(b), as the case may be, of (i) financial statements as of the end of and for such fiscal period and (ii) a duly completed Compliance Certificate with respect to such fiscal period. Until the first Adjustment Date, the Applicable Margin Percentage will be (i) in the case of LIBOR Loans 2.25%, (ii) in the case of Base Rate Loans 1.25% and (iii) in the case of the commitment fee 0.50%.

     "Asset Disposition" shall mean any sale, conveyance, lease, assignment, transfer or other disposition by the Borrower or any of its Subsidiaries to any other Person (other than to the Borrower or to a Subsidiary Guarantor, including by means of a merger or consolidation) whether in one transaction or in a series of related transactions, of any of its assets, business units or other properties (including any interests in property, whether tangible or intangible, and including Capital Stock of Subsidiaries), excluding any disposition of assets specified in clauses (i), (ii), (v) or (vii) of Section 8.4.

     "Assignee" shall have the meaning given to such term in Section 11.7(a).

     "Assignment and Acceptance" shall mean an Assignment and Acceptance entered into between a Lender and an Assignee and accepted by the Agent and, to the extent required by this Agreement, consented to by Borrower, in substantially the form of Exhibit D.

     "Authorized Officer" shall mean, with respect to any action specified herein, any officer of the Borrower duly authorized by resolution of the board of directors of the Borrower to take such action on its behalf, and whose signature and incumbency shall have been certified to the Agent by the secretary or an assistant secretary of the Borrower.

     "Bankruptcy Code" shall mean 11 U.S.C.Sections. 101 et seq., as amended
                                                         -- ---
from time to time, and any successor statute.

     "Base Rate" shall mean the higher of (i) the per annum interest rate publicly announced from time to time by First Union in Charlotte, North Carolina, to be its prime rate (which may not necessarily be its best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime rate, and (ii) the Federal Funds Rate plus 0.5% per annum, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

     "Base Rate Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted Base Rate.

     "Borrower Margin Stock" shall mean shares of capital stock of the Borrower that are held by the Borrower or any of its Subsidiaries and that constitute Margin Stock.

     "Borrowing" shall mean the incurrence by the Borrower (including as a result of conversions and continuations of outstanding Loans pursuant to Section 2.11) on a single date of one or more Loans of a single Type (or a Swingline Loan made by the Swingline Lender) and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

     "Borrowing Date" shall mean, with respect to any Borrowing, the date upon which such Borrowing is made.

     "Business Day" shall mean (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina or New York, New York are required by law to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which tradings are conducted in the London interbank Eurodollar market.

     "Capital Expenditures" shall mean, for any period, the aggregate amount (whether paid in cash or accrued as a liability) that would, in accordance with GAAP, be included on the consolidated statement of cash flows of the Borrower and its Subsidiaries for such period as additions to equipment, fixed assets, real property or improvements or other capital assets (including, without limitation, capital lease obligations); provided, however, that Capital
                                        --------- --------
Expenditures shall not include any such expenditures (i) for replacements of and substitutions for capital assets, to the extent made with the proceeds of insurance as provided in Section 2.9(c) or the sale of property or assets no longer used or useful in the ordinary course of the business as provided in
Section 8.4(ii) or(ii) made in connection with any exercise by the Borrower or any Subsidiary Guarantor of purchase rights under the ELLF for property leased thereunder.

     "Capital Stock" shall mean (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

     "Cash Collateral Account" shall have the meaning given to such term in
Section 3.8.

     "Cash Equivalents" shall mean (i) marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within 180 days from the date of acquisition,
(ii) commercial paper issued by any Person organized under the laws of any state of the United States of America, or the District of Columbia, maturing within 180 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., (iii) demand and time deposits and certificates of deposit or acceptances maturing within 180 days from the date of issuance and issued by any financial institution that is a member of the Federal Reserve System, has combined capital and surplus and undivided profits of at least $500,000,000, and has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor's Ratings Services or at least A2 or the equivalent thereof by Moody's Investors Service, Inc., (iv) repurchase obligations with a term not exceeding ten (10) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above, and (v) investments in money market or other mutual funds at least 95% of the assets of which are continuously invested in securities of the type described in clause (i) through
(iv) above (and any
such fund may hold individual securities of the type described in clauses (i) and (ii) without limitation as to maturity, provided that the dollar weighted
                                            --------
average maturity of each such class of securities in such fund is not greater than 180 days).

     "Casualty Event" shall mean, with respect to any property (including any interest in property) of the Borrower or any of its Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which the Borrower or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

     "Closing Date" shall mean the date upon which all of the conditions set forth in Section 4.1 have been satisfied or waived as required hereunder.

     "Collateral" shall mean all the assets, property and interests in property that shall from time to time be pledged or be purported to be pledged as direct or indirect security for the Obligations pursuant to any one or more of the Security Documents.

     "Collateral Agent" shall have the meaning given to such term in the Security Agreement.

     "Compliance Certificate" shall mean a fully completed and duly executed certificate in the form of Exhibit C, together with a Covenant Compliance Worksheet.

     "Consolidated Current Assets" shall mean, as of any date of determination, all assets of the Borrower and its Subsidiaries (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current assets as of such date.

     "Consolidated Current Liabilities" shall mean, as of any date of determination, all liabilities (without duplication) of the Borrower and its Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current liabilities as of such date; provided, however, that Consolidated Current
                             --------- --------
Liabilities shall not include current maturities of any long-term Indebtedness.

     "Consolidated EBITDA" shall mean, for any period, the aggregate of (i) Consolidated Net Income for such period, plus (ii) the sum of Consolidated
                                         ----
Interest Expense, federal, state, local and other income taxes, depreciation, amortization, and, only to the extent expressly provided in the following two sentences, extraordinary or nonrecurring losses and certain other cash and noncash expenses or charges reducing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period, minus (iii) the sum of extraordinary or nonrecurring gains (including in
        -----
connection with the sale or write-up of assets) and other noncash credits increasing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period. In calculating Consolidated EBITDA, the following noncash charges may be included pursuant to clause (ii) above: nonrecurring noncash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets or non-cash charges in connection with the termination of Management Services Agreement with physician practices and sales of related assets, in an amount not to exceed (a) $300,000 for the fiscal quarter ending March 31, 2001 and (b) $428,000,000 in aggregate for the fiscal quarter ending December 31, 2001 and for the 2002, 2003 and 2004 fiscal years. In calculating Consolidated EBITDA, the following cash expenses may be included pursuant to clause (ii) above: nonrecurring cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs, and cash reorganization and restructuring costs in connection with the Restructuring, including the termination of Management Services Agreements with physician practices and sales of related assets, and the costs associated with offering the Subordinated Notes and the repayment of existing debt, in an amount not to exceed (x) $5,600,000 for the fiscal quarter ending March 31, 2001 and (b) $60,000,000, in aggregate for the fiscal quarter ending December 31, 2001 and for the 2002, 2003 and 2004 fiscal years.

     "Consolidated EBITDAR" shall mean, for any period, the aggregate of (i) Consolidated EBITDA for such period plus (ii) Consolidated Rent for such period.
                                    ----

     "Consolidated Fixed Charges" shall mean, for any period, the aggregate (without duplication) of the following, all determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP for such period:
(a) Consolidated Interest Expense for such period, (b) the aggregate (without duplication) of all scheduled payments of principal on Funded Debt required to have been made by the Borrower and its Subsidiaries during such period (whether or not such payments are actually made); provided that in any year that the ELLF
                                         --------
matures the scheduled principal payment amount for the ELLF shall be deemed to be the percentage of the total ELLF Indebtedness due at maturity as shown in the following table, and (c) Consolidated Rent for such period.

If the maturity of the ELLF falls within any period below or within the three consecutive fiscal quarters immediately following the end of such period, then the percentage of the total ELLF Indebtedness due at maturity to be included in Consolidated Fixed Charges for such period (and for the period of four consecutive fiscal quarters ending with such period) shall be:

Period                                 Percentage
------                                 ----------
On or before June 30, 2003                 10%
July 1, 2003 through
     September 30, 2003                  12.5%

October 1, 2003 through
     December 31, 2003                     15%

January 1, 2004 through
     March 31, 2004                      17.5%

Thereafter                                 20%

     "Consolidated Funded Debt" shall mean, as of any date of determination, the aggregate (without duplication) of all Funded Debt of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. For purposes of determining Consolidated Funded Debt as of any date, each Contingent Obligation of the Borrower and its

Subsidiaries required to be included in such determination shall be valued at an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as of such date (established, if applicable, in accordance with GAAP).

     "Consolidated Interest Expense" shall mean, for any period, the sum (without duplication) of (i) total interest expense of the Borrower and its Subsidiaries for such period in respect of Funded Debt of the Borrower and its Subsidiaries (including, without limitation, all such interest expense accrued or capitalized during such period, whether or not actually paid during such period), determined on a consolidated basis in accordance with GAAP, (ii) all lease payments and other expense of the Borrower and its Subsidiaries for such period in respect of the ELLF, determined on a consolidated basis in accordance with GAAP, (iii) all net amounts payable under or in respect of Hedge Agreements, to the extent paid or accrued by the Borrower and its Subsidiaries during such period, and (iii) all commitment fees and other ongoing fees in respect of Funded Debt paid, accrued or capitalized by the Borrower and its Subsidiaries during such period.

     "Consolidated Net Income" shall mean, for any period, net income (or loss) for the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" shall mean, as of any date of determination, the net worth of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP but excluding any Disqualified Capital Stock.

     "Consolidated Rent" shall mean, for any period, all rental expense of the Borrower and its Subsidiaries for such period in respect of any leases or licenses of real or personal property, other than capital leases and the ELLF (but only so long as all expenses in respect of the ELLF are included in the determination of Consolidated Interest Expense), excluding obligations for taxes, insurance, maintenance and similar costs which the lessee or licensee is obligated to pay under the terms of such leases or licenses, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Working Capital" shall mean, as of any date of determination, Consolidated Current Assets as of such date minus Consolidated Current
                                            -----
Liabilities as of such date.

     "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its
                 --------- --------
Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (established, if applicable, in accordance with GAAP.)

     "Covenant Compliance Worksheet" shall mean a fully completed worksheet in the form of Attachment A to Exhibit C.

     "Credit Documents" shall mean this Agreement, the Notes, the Letters of Credit, the Security Agreement, the Subsidiary Guaranty, the Mortgages, any other Security Documents, the Intercompany Notes, and all other agreements, instruments and fee letters now or hereafter executed and delivered to the Agent or any Lender by or on behalf of the Borrower or any of its Subsidiaries with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time, but specifically excluding any Hedge Agreement to which the Borrower and any Lender or Affiliate of any Lender are parties.

     "Debt Issuance" shall mean the issuance or sale by the Borrower or any of its Subsidiaries of any debt securities (including any Disqualified Capital Stock), whether in a public offering of such securities or otherwise, but excluding the issuance of the Subordinated Notes.

     "Default" shall mean any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     "Disqualified Capital Stock" shall mean, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the first anniversary of the Maturity Date; provided, however, that
                                                     --------- --------
only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.

     "Dollars" or "$" shall mean dollars of the United States of America.

     "ELLF" shall mean the End Loaded Lease Facility as embodied in the Participation Agreement and the other Operative Agreements (as defined in the Participation Agreement) as such Operative Agreements may be amended, modified or supplemented from time to time, provided that any material amendment, modification or supplement, including any
--------
extension of the term thereof, is approved by the Required Lenders. If the ELLF is materially amended, modified or supplemented without the consent of the Required Lenders or if it is refinanced, replaced or restructured and, in either case, such facility is secured exclusively by assets that were leased or otherwise held by the owner-trustee pursuant to the ELLF before such change, and is not secured by the Collateral securing the Obligations, then such facility shall also be considered the ELLF for purposes of Sections 8.2(ii) and 8.3(iii).

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "ERISA Affiliate" shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, the Borrower or any of its Subsidiaries, within the meaning of Sections 414(b) or (c) of the Internal Revenue Code or Section 4001 of ERISA.

     "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by the Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce
Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Borrower or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which the Borrower or any of its ERISA Affiliates may reasonably be expected to be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

     "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $500,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of $500,000,000, provided
                                                                    --------
that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or (vi) any other Person approved by the Required Lenders and, so long as no Default or Event of Default has occurred and is continuing, the Borrower, which approval shall not be unreasonably withheld.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law (collectively, "Claims"), including, without limitation, (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

     "Environmental Laws" shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

     "Equity Issuance" shall mean the issuance, sale or other disposition by the Borrower or any of its Subsidiaries of its Capital Stock, any rights, warrants or options to purchase or acquire any shares of its Capital Stock or any other security or instrument representing, convertible into or exchangeable for an equity interest in the Borrower or any of its Subsidiaries; provided, however,
                                                            --------- --------
that the term Equity Issuance shall not include (i) the issuance or sale of Capital Stock by any of the Subsidiaries of the Borrower to the Borrower or any other Subsidiary, provided that such Capital Stock is pledged to the Agent
                  --------
pursuant to the Security Agreement, or (ii) any Capital Stock of the Borrower issued or sold in connection with any Permitted Acquisition and constituting all or a portion of the applicable purchase price, or (iii) an issuance of Disqualified Capital Stock (which shall be regarded as a Debt Issuance).

     "Event of Default" shall have the meaning given to such term in Section
9.1.

     "Excess Cash Flow" shall mean, for any fiscal year of the Borrower, (a) the sum of (i) Consolidated EBITDA for such fiscal year and (ii) an amount equal to any decrease in Consolidated Working Capital from the first day to the last day of such fiscal year, minus (b) the sum (without duplication) of (i) Consolidated
                     -----
Fixed Charges for such fiscal year to the extent paid in cash, (ii) optional prepayments on the Revolving Loans made during such fiscal year that are accompanied by a corresponding optional, permanent reduction in the Revolving Credit Commitments, (iii) the aggregate cash portion of the Acquisition Amounts for all Permitted Acquisitions made during such fiscal year, and (iv) an amount equal to any increase in Consolidated Working Capital from the first day to the last day of such fiscal year.

     "Excess Proceeds" shall mean, at any time, the amount by which the aggregate Net Cash Proceeds from asset dispositions by the Borrower and its Subsidiaries permitted pursuant to Section 8.4 (or otherwise approved by the Required Lenders) exceed the sum of (i) the lesser of (A) $75,000,000 and (B) the aggregate Net Cash Proceeds received prior to the third anniversary of the Closing Date from sales of assets to physician practice entities or to physicians affiliated with physician practice entities in connection with the termination or modification of the Management Services Agreements in effect on the Closing Date with such physician practice entities, plus (ii) the aggregate
                                                        ----
amount of Net Cash Proceeds from any disposition that are used to prepay or cash collateralize any Indebtedness senior to the Subordinated Notes within 180 days of the closing of such disposition, including all prepayments required to be made pursuant to Section 2.6(e) (less the amount of such prepayments returned to the Borrower pursuant to Section 2.6(i)), plus (iii) the aggregate amount of Net
                                          ----
Cash Proceeds from any disposition that are invested in assets other than securities, as permitted under Section 8.5 or otherwise agreed by the Required Lenders, within 180 days of the closing of such disposition, plus (iv) the
                                                             ----
aggregate amount of repurchases under Section 8.6(b)(ii) that have been made prior to such date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "Fair Market Value" shall mean, with respect to any asset, the price (after taking into account any liabilities relating to such asset) that would be negotiated in an arm's-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction; provided, however, for purposes of calculating the Fair Market Value of assets sold in PPM Asset Dispositions, no value shall be assigned to the Management Services Agreements being canceled and for purposes of calculating the Fair Market Value of the consideration received in such sales, no value shall be assigned to the newly executed services agreements.

     "Federal Funds Rate" shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a

Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

     "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

     "Fee Letter" shall mean the letter from First Union, UBS AG, Stamford Branch and their affiliates to the Borrower, dated September 28, 2001, as amended, modified or supplemented from time to time.

     "Financial Condition Certificate" shall mean a fully completed and duly executed certificate, substantially in the form of Exhibit G, together with the attachments thereto.

     "Financial Officer" shall mean, with respect to the Borrower, the chief financial officer, vice president - finance, principal accounting officer or treasurer of the Borrower.

     "Fixed Charge Coverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) Consolidated EBITDAR for the period of four consecutive fiscal quarters then ending to (ii) Consolidated Fixed Charges for such period of four consecutive fiscal quarters.

     "Funded Debt" shall mean, with respect to any Person, all Indebtedness for borrowed money of such Person. Funded Debt of the Borrower and its Subsidiaries shall in all events include the Obligations and all Indebtedness (without duplication) relating to the ELLF.

     "GAAP" shall mean generally accepted accounting principles, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained, as in effect from time to time (subject to the provisions of Section 1.2).

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Substances" shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance of the type described above, or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas and, in each case, are or become regulated under any Environmental Law by any Governmental Authority.

     "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates, including any swap agreements (as defined in 11 U.S.C. Section (101).

     "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables incurred and paid in the ordinary course of business), (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing (including the outstanding principal amount of Loans and Holder Advances (as such terms are defined in the Participation Agreement) under the ELLF), (viii) all Disqualified Capital Stock issued by such Person, with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any (for purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the board of directors or other governing body of the issuer of such Disqualified Capital Stock), (ix) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date, (x) all Contingent Obligations of such Person and (xi) all indebtedness referred to in clauses (i) through (x) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person; provided that if a Contingent Obligation of the Borrower or any Subsidiary is secured by a Lien on any property or asset of the Borrower or any Subsidiary, but such Contingent Obligation is otherwise entirely without recourse to or obligation of the Borrower or any Subsidiary, then the amount of such Indebtedness shall be the lesser of (A) the total amount of such Contingent Obligation and (B) the Fair Market Value of the property or asset of the Borrower or any Subsidiary securing such Contingent Obligation.

     "Intercompany Notes" shall mean, collectively, the intercompany notes made by the Subsidiaries, in substantially the form of Exhibit H, as amended, modified or supplemented from time to time.

     "Interest Period" shall have the meaning given to such term in Section
2.10.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "Issuing Lender" shall mean First Union in its capacity as issuer of the Letters of Credit, and its successors in such capacity.

     "LIBOR Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted LIBOR Rate.

     "LIBOR Rate" shall mean, with respect to each LIBOR Loan comprising part of the same Borrowing for any Interest Period, an interest rate per annum obtained by dividing (i)(y) the rate of interest (rounded upward, if necessary, to the nearest 1/16 of one percentage point) appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, the rate of interest determined by the Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by First Union to first-tier banks in the London interbank Eurodollar market, in each case under
(y) and (z) above at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of First Union's LIBOR Loan comprising part of such Borrowing, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.

     "Lender" shall mean each financial institution signatory hereto and each other financial institution that becomes a "Lender" hereunder pursuant to
Section 2.1(c) or Section 11.7, and their respective permitted successors and assigns.

     "Lending Office" shall mean, with respect to any Lender, the office of such Lender designated as its "Lending Office" on its signature page hereto or in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to the Borrower and the Agent. A Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of such Lender.

     "Letter of Credit Exposure" shall mean, with respect to any Lender at any time, such Lender's ratable share (based on the proportion that its Revolving Credit Commitment bears to the aggregate Revolving Credit Commitments at such time) of the sum of (i) the aggregate Stated Amount of all Letters of Credit outstanding at such time and (ii) the aggregate amount of all Reimbursement Obligations outstanding at such time (exclusive of Reimbursement Obligations that are repaid with the proceeds of, and simultaneously with, the incurrence of any Loans).

     "Letter of Credit Notice" shall have the meaning given to such term in
Section 3.2.

     "Letters of Credit" shall have the meaning given to such term in Section
3.1.

     "Leverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) Consolidated Funded Debt as of such date to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters then ending.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

     "Limitation" shall mean a revocation, suspension, termination, impairment, probation, limitation, non-renewal, forfeiture, declaration of ineligibility, loss of status as a participating provider in a Third Party Payor Arrangement, and the loss of any other rights.

     "Loans" shall mean any or all of the Revolving Loans and the Swingline
Loans.

     "Management Services Agreements" shall mean the management services agreements of Borrower and its Subsidiaries, whether now existing or hereafter acquired or arising, together with any and all extensions, modifications, amendments, renewals, substitutions or replacements thereof.

     "Margin Stock" shall have the meaning given to such term in Regulation U.

     "Material Adverse Change" shall mean a material adverse change in the condition (financial or otherwise), operations, prospects, business, properties or assets of the Borrower and its Subsidiaries, taken as a whole, provided that
                                                                  --------
no previous or currently existing change (including the Restructuring but not including other future, potential or contingent changes) described in either the Borrower's Form 10-Q or 10-K as currently filed with the Securities Exchange Commission for the fiscal quarter ending September 30, 2001 or any prior period or the current offering memorandum for the Subordinated Notes shall be considered a Material Adverse Change.

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the condition (financial or otherwise), operations, prospects, business, properties or assets of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower or any material Subsidiary to perform its obligations under this Agreement or any of the other Credit Documents to which it is a party or (iii) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Agent and the Lenders hereunder and thereunder.

     "Material Contract" shall mean each "material contract" within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act to which the Borrower or any of its Subsidiaries is a party, by which any of them or their respective properties is bound or to which any of them is subject.

     "Maturity Date" shall mean February 1, 2007.

     "Mortgages" shall mean each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents and fixture filing, or similar instrument creating and evidencing a lien on real property and other property rights incidental thereto (whether executed pursuant to Section 4.1(a)(iv) or pursuant to Section 6.8 or 6.10), in substantially the form of Exhibit I hereto, containing such schedules and including such exhibits as shall be necessary or appropriate and made by the owner of the real property described therein for the benefit of the Agent, as mortgagee (or beneficiary), assignee and secured party for the benefit of the Lenders, as the same may at any time be further amended, modified or supplemented in accordance with the terms thereof and hereof.

     "Multiemployer Plan" shall mean any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

     "Net Cash Proceeds" shall mean (i) in the case of any Equity Issuance or Debt Issuance, the aggregate cash payments received by the Borrower and its Subsidiaries less reasonable and customary fees and expenses (including underwriting discounts and commissions) incurred by the Borrower and its Subsidiaries in connection therewith, (ii) in the case of any Casualty Event, the aggregate cash proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Subsidiaries in respect of such Casualty Event less (y) reasonable fees and expenses incurred by the Borrower and its Subsidiaries in connection therewith and (z) contractually required repayments of Indebtedness to the extent secured by Liens on or other beneficial interest in the property subject to such Casualty Event and any income or transfer taxes paid or reasonably estimated by the Borrower to be payable by the Borrower and its Subsidiaries as a result of such Casualty Event, and (iii) in the case of any Asset Disposition, the aggregate amount of all cash payments received by the Borrower and its Subsidiaries in connection with such Asset Disposition less (v) reasonable fees and expenses incurred by the Borrower and its Subsidiaries in connection therewith, (including brokerage commissions and fees and expenses of legal counsel, accountants and investment bankers), (w) Indebtedness to the extent the amount thereof is secured by a Lien on or other beneficial interest in the property that is the subject of such Asset Disposition and the transferee of (or holder of the Lien on ) such Property requires that such Indebtedness be repaid as a condition to such Asset Disposition, (x) liabilities retained by the seller and relating directly to such Assets, (y) the amount of any escrows, purchase price holdbacks or customary purchase price adjustments or any reserve required in accordance with the GAAP against liabilities related to such Asset Disposition and retained by the Borrower or its Subsidiaries, (provided that such amounts are included as Net Cash Proceeds as they are released or otherwise become available), and (z) any income or transfer taxes paid or reasonably estimated by the Borrower to be payable by the Borrower and its Subsidiaries as a result of such Asset Disposition.

     "Notes" shall mean any or all of the Revolving Notes and the Swingline
Note.

     "Notice of Borrowing" shall have the meaning given to such term in Section 2.2(b).

     "Notice of Conversion/Continuation" shall have the meaning given to such term in Section 2.11(b).

     "Notice of Swingline Borrowing" shall have the meaning given to such term in Section 2.2(d).

     "Obligations" shall mean all principal of and interest (including, to the greatest extent permitted by law, post-petition interest) on the Loans, all Reimbursement Obligations, all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrower to the Agent, any Lender, the Issuing Lender or any other Person entitled thereto, under this Agreement or any of the other Credit Documents, and all payment and other obligations owing or payable at any time by the Borrower to any Lender or any Affiliate of any Lender under or in connection with any Hedge Agreement required or permitted by this Agreement.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

     "PPM Asset Disposition" shall mean any sale of assets to physician practice entities or to physicians affiliated with physician practice entities in connection with the termination or modification of the Management Services Agreements in effect on the Closing Date with such physician practice entities with respect to which all of the following conditions are satisfied (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such disposition or would exist immediately after giving effect thereto; (ii) the Borrower complies with Section 2.6(e) with respect to the Net Cash Proceeds of such disposition, (iii) the seller receives consideration at the time of such disposition at least equal to the lesser of
(A) the Fair Market Value of such assets or (B) the net book value of such assets excluding any write downs or reductions in net book value after the date hereof other than as a result of normal course depreciation and amortization or casualty or destruction; and (iv) at least 75% of the total consideration received in such disposition or series of related dispositions consists of cash or Cash Equivalents. For purposes of this definition only, "cash" shall be deemed to include the following:

          (i) the amount (without duplication) of any Indebtedness of the Borrower or such Subsidiary (other than subordinated physician notes) that is expressly assumed by the transferee in such PPM Asset Disposition and with respect to which the Borrower or such Subsidiary, as the case may be, is released by the holder of such Indebtedness;

          (ii) the amount of any obligations received from such transferee that is to be paid to the Borrower or such Subsidiary in cash within 30 days;

          (iii) the Fair Market Value of any tangible assets (excluding, without limitation, securities) received by the Borrower or any Subsidiary to be used by it in compliance with Section 8.8, and

          (iv) with respect to the sale of assets to any physician practice in connection with the termination of a Management Services Agreement in effect on the Closing Date, (x) the face amount of any Indebtedness of the Borrower cancelled or retired as consideration to the Borrower or a Subsidiary in any such sale (subject to the limitations of Section 8.6(b)) and (y) Capital Stock of the Borrower with a Fair Market Value (determined at the time of each applicable sale) not to exceed $15.0 million in the aggregate.

          "Participant" shall have the meaning given to such term in Section 11.7(d).

     "Participation Agreement" shall mean the Amended and Restated Participation Agreement, dated as of a the date hereof (together with any amendments, modifications, replacements, substitutes and supplements thereto and any renewals or extensions thereof, in whole or in part), among the Borrower, Wells Fargo Northwest National Association, as owner trustee, and First Union National Bank, as agent.

     "Permitted Acquisition" shall mean (a) any Acquisition with respect to which all of the following conditions are satisfied: (i) each business acquired shall be within the permitted lines of business described in Section 8.8, (ii) any Capital Stock given as consideration in connection therewith shall be Capital Stock of the Borrower, (iii) in the case of an Acquisition involving the acquisition of control of Capital Stock of any Person, immediately after giving effect to such Acquisition such Person (or the surviving Person, if the Acquisition is effected through a merger or consolidation) shall be the Borrower or a Wholly Owned Subsidiary, and (iv) all of the conditions and requirements of Sections 6.8 and 6.9 applicable to such Acquisition are satisfied; or (b) any other Acquisition to which the Required Lenders (or the Agent on their behalf) shall have given their prior written consent (which consent may be in their sole discretion and may be given subject to such additional terms and conditions as the Required Lenders shall establish) and with respect to which all of the conditions and requirements set forth in this definition and in Section 6.8, and in or pursuant to any such consent, have been satisfied or waived in writing by the Required Lenders (or the Agent on their behalf).

     "Permitted Joint Venture" shall mean any Acquisition or Investment by which the Borrower or any Subsidiary Guarantor acquires at least 30% but not more than 80% of the Capital Stock of any Person that owns, leases, operates or services a hospital or other healthcare facility, provided that concurrently with (and in
                                       --------
any event within ten (10) Business Days after such Acquisition or Investment) such Borrower or Subsidiary Guarantor, as applicable, will execute and deliver to the Collateral Agent an amendment or supplement to the Security Agreement pursuant to which all of the Capital Stock of such joint venture owned by the Borrower or such Subsidiary Guarantor shall be pledged to the Agent, together with the certificates evidencing such Capital Stock and undated stock powers duly executed in blank.

     "Permitted Liens" shall have the meaning given to such term in Section 8.3.

     "Person" shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

     "Plan" shall mean any "employee pension benefit plan" within the meaning of
Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which the Borrower or any ERISA Affiliate may have any liability.

     "Pro Forma Balance Sheet" shall have the meaning given to such term in
Section 5.11(b).

     "Prohibited Transaction" shall mean any transaction described in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Internal

Revenue Code that is not exempt by reason of Section 4975(c)(2) or 4975(d) of the Internal Revenue Code.

     "Projections" shall have the meaning given to such term in Section 5.11(c).

     "Refunded Swingline Loans" shall have the meaning given to such term in
Section 2.2(d).

     "Register" shall have the meaning given to such term in Section 11.7(b).

     "Regulations D, T, U and X" shall mean Regulations D, T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

     "Reimbursement Approvals" shall mean, with respect to all Third Party Payor Arrangements, any and all certifications, provider numbers, provider agreements, participation agreements, accreditations and any other similar agreements with or approvals by Governmental Authorities or other Persons.

     "Reimbursement Obligation" shall have the meaning given to such term in
Section 3.4.

     "Reportable Event" shall mean (i) any "reportable event" within the meaning of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Internal Revenue Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code),
(ii) any such "reportable event" subject to advance notice to the PBGC under
Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

     "Required Lenders" shall mean, at any time, the Lenders holding outstanding Loans and unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, outstanding Loans and Letter of Credit Exposure) representing more than fifty percent (50%) of the aggregate at such time of all outstanding Loans and unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, the aggregate at such time of all outstanding Loans and Letter of Credit Exposure).

     "Requirement of Law" shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Reserve Requirement" shall mean, with respect to any Interest Period, the reserve percentage (expressed as a decimal) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to First Union under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding.

     "Responsible Officer" shall mean, with respect to the Borrower, the president, the chief executive officer, the chief financial officer, any executive officer, or any other Financial Officer of the Borrower, and any other officer or similar official thereof responsible for the administration of the obligations of the Borrower in respect of this Agreement.

     "Restructuring" shall mean, collectively, the series of transactions by the Borrower and its Subsidiaries that includes the initial effectiveness of this Agreement and Borrowings hereunder (whether on the Closing Date or thereafter), the issuance of the Subordinated Debt, the repayment and satisfaction of the Terminating Senior Indebtedness and the termination of certain Management Services Agreements with the corresponding disposition of associated physician practice assets.

     "Revolving Credit Commitment" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on its signature page hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Agent pursuant to
Section 11.7(b) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof. The aggregate amount of the Revolving Credit Commitment as of the date hereof is $87,981,968.

     "Revolving Credit Lender" shall mean a lender having a Revolving Credit Commitment.

     "Revolving Loans" shall have the meaning given to such term in Section 2.1(a).

     "Revolving Notes" shall mean the promissory notes of the Borrower in substantially the form of Exhibit A-3, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

     "Security Agreement" shall mean a pledge and security agreement made by the Borrower and the Subsidiaries party thereto in favor of the Collateral Agent, in substantially the form of Exhibit E, as amended, modified or supplemented from time to time.

     "Security Documents" shall mean the Security Agreement, the Mortgages and all other pledge or security agreements, mortgages, deeds of trust, assignments or other similar agreements or instruments executed and delivered by the Borrower or any of its Subsidiaries pursuant to Section 6.9 or Section 6.10 or otherwise to secure the Obligations under any of the Credit Documents, in each case as amended, modified or supplemented from time to time.

     "Senior Leverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) the sum as of such date of (A) the Obligations plus
                                                                         ----
(B) the Indebtedness (without duplication) relating to the ELLF plus (C) all
                                                                ----
other Consolidated Funded Debt that is secured directly or indirectly by any Lien upon or with respect to any part of the property or assets, whether now owned or hereafter acquired, of the Borrower or any Subsidiary to (ii) Consolidated EBITDA for the period of four consecutive quarters then ending.

     "Stated Amount" shall mean, with respect to any Letter of Credit at any time, the aggregate amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met).

     "Subordinated Indebtedness" shall mean the Subordinated Notes, the subordinated physician notes identified in Schedule 8.2 and any other Indebtedness of the Borrower or its Subsidiaries incurred in compliance with this Agreement and expressly subordinated and made junior in right and time of payment to the Obligations.

     "Subordinated Notes" shall mean the Borrower's 9.625% senior subordinated notes due February 1, 2012 in the principal face amount of $175,000,000 issued substantially simultaneously with the initial effectiveness of this Agreement.

     "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency), provided, that any Permitted Joint Venture that is in compliance
              ---------
with the limitation of Section 8.5(viii) shall not be considered a Subsidiary of the Borrower or any Subsidiary Guarantor. When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of the Borrower.

     "Subsidiary Guarantor" shall mean any Subsidiary of the Borrower that is a guarantor under the Subsidiary Guaranty and has granted to the Agent a Lien upon and security interest in its personal property assets pursuant to the Security Agreement.

     "Subsidiary Guaranty" shall mean a guaranty agreement made by the Subsidiary Guarantors in favor of the Agent and the Lenders, in substantially the form of Exhibit F, as amended, modified or supplemented from time to time.

     "Swingline Commitment" shall mean $5,000,000 or, if less, the aggregate Revolving Credit Commitments at the time of determination, as such amount may be reduced at or prior to such time pursuant to the terms hereof.

     "Swingline Lender" shall mean First Union in its capacity as maker of Swingline Loans, and its successors in such capacity.

     "Swingline Loans" shall have the meaning given to such term in Section 2.1(b).

     "Swingline Maturity Date" shall mean the date that is five (5) Business Days prior to the Maturity Date.

     "Swingline Note" shall mean the promissory note of the Borrower in substantially the form of Exhibit A-3, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

     "Syndication Agent" shall mean UBS Warburg LLC.

     "Terminating Senior Indebtedness" shall mean all of the obligations of the Borrower and its Subsidiaries pursuant to the (i) Fourth Amended and Restated Loan Agreement, dated June 15, 1999 and as amended thereafter, and (ii) the Borrower's 8.42% Senior Secured Notes Due 2006, initially issued on November 24, 1999 in the aggregate original principal amount of $100,000,000.

     "Termination Date" shall mean the Maturity Date or such earlier date of termination of the Revolving Credit Commitments pursuant to Section 2.5 or
Section 9.2.

     "Third Party Payor Arrangements" shall mean any and all arrangements with Medicare, Medicaid, CHAMPUS and any other Governmental Authority or quasi-public agency, Blue Cross, Blue Shield, any managed care plans and organizations including, without limitation, health maintenance organizations and preferred provider organizations, private commercial insurance companies and any similar third party arrangements, plans or programs for payment or reimbursement in connection with health care services, products or supplies.

     "Type" shall have the meaning given to such term in Section 2.2(a).

     "Unfunded Pension Liability" shall mean, with respect to any Plan or Multiemployer Plan, the excess of its benefit liabilities under Section 4001(a)(16) of ERISA over the current value of its assets, determined in accordance with the applicable assumptions used for funding under Section 412 of the Internal Revenue Code for the applicable plan year.

     "Unutilized Revolving Credit Commitment" shall mean, with respect to any Lender at any time, such Lender's Revolving Credit Commitment at such time less the sum of (i) the aggregate principal amount of all Revolving Loans made by such Lender that are outstanding at such time and (ii) such Lender's Letter of Credit Exposure at such time.

     "Unutilized Swingline Commitment" shall mean, with respect to the Swingline Lender at any time, the Swingline Commitment at such time less the aggregate
                                                          ----
principal amount of all Swingline Loans that are outstanding at such time.

     "Wholly Owned" shall mean, with respect to any Subsidiary of any Person, that 100% of the outstanding Capital Stock of such Subsidiary is owned, directly or indirectly, by such Person.

     1.2 Accounting Terms. Except as specifically provided otherwise in this
         ----------------
Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them in accordance with GAAP. Notwithstanding anything to the contrary in this Agreement, for purposes of calculation of the financial covenants set forth in Article VII, all accounting determinations and computations hereunder shall be made in accordance with GAAP as in effect as of the date of this Agreement applied on a basis consistent with the application used in preparing the most recent financial statements of the Borrower referred to in Section 5.11(a). In the event that any changes in GAAP after such date are required to be applied to the Borrower and would affect the computation of the financial covenants contained in Article VII, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes.

     1.3 Other Terms; Construction. Unless otherwise specified or unless the
         -------------------------
context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto. All references herein to the Lenders or any of them shall be deemed to include the Issuing Lender unless specifically provided otherwise or unless the context otherwise requires.

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

     2.1  Commitments; Commitment Increase.
          --------------------------------

     (a) Each Lender severally agrees, subject to and on the terms and conditions of this Agreement, to make and maintain loans (each, a "Revolving Loan," and, collectively, the "Revolving Loans") to the Borrower, from time to time on any Business Day during the period from and including the Closing Date to but not including the Termination Date, in an aggregate principal amount at any time outstanding not greater than the excess, if any, of its Revolving Credit Commitment at such time over its Letter of Credit Exposure at such time, provided that no Borrowing of Revolving Loans shall be made if, immediately
--------
after giving effect thereto, the sum of (i) the aggregate principal amount of Revolving Loans outstanding at such time, (ii) the aggregate Letter of Credit Exposure of all Revolving Credit Lenders at such time and (iii) the aggregate principal amount of Swingline Loans outstanding at such time (excluding the aggregate amount of any Swingline Loans to be repaid with proceeds of Revolving Loans made pursuant to such Borrowing) would exceed the aggregate Revolving Credit Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans.

     (b) The Swingline Lender agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a "Swingline Loan," and, collectively, the "Swingline Loans") to the Borrower, from time to time on any Business Day during the period from the Closing Date to but not including the Swingline Maturity Date (or, if earlier, the Termination Date), in an aggregate principal amount at any time outstanding not exceeding the Swingline Commitment. Swingline Loans may be made even if the aggregate principal amount of Swingline Loans outstanding at any time, when added to the aggregate principal amount of the Revolving Loans made by the Swingline Lender in its capacity as a Revolving Credit Lender outstanding at such time and its Letter of Credit Exposure at such time, would exceed the Swingline Lender's own Revolving Credit Commitment at such time; provided that no Borrowing of Swingline Loans shall be made if,
           --------
immediately after giving effect thereto, the sum of (i) the aggregate principal amount of Revolving Loans outstanding at such time, (ii) the aggregate Letter of Credit Exposure of all Revolving Credit Lenders at such time and (iii) the aggregate principal amount of Swingline Loans outstanding at such time would exceed the aggregate Revolving Credit Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay (including by means of a Borrowing of Revolving Loans pursuant to Section 2.2(f)) and reborrow Swingline Loans.

     (c) Subject to the terms and conditions set forth herein, within the period of 90 days immediately following the Closing Date and so long as no Event of Default shall have occurred and be continuing, the Borrower, with the assistance and approval (not to be unreasonably withheld) of the Agents, shall have the right to invite financial institutions that would qualify as Eligible Assignees to become additional Lenders under this Agreement such that the Revolving Credit Commitments would be increased to an aggregate of up to $100,000,000. The Revolving Credit Commitment of any such additional Lender (i) shall be not less than $5,000,000 and integral multiples of $1,000,000 in excess thereof (or, if less, in the remaining amount necessary to increase the aggregate Revolving Credit Commitments to $100,000,000) and (ii) may consist of both an addition to the aggregate Revolving Credit Commitments and an assignment or assignments of portions of the Revolving Credit Commitments of other Lenders. Each such increase in the aggregate Revolving Credit Commitments shall be subject to (x) the receipt by the Agent of a joinder agreement of each new Lender (and, as applicable, one or more Assignment and Acceptances with existing Lenders), (y) the delivery of new or replacement Revolving Notes reflecting the additional Revolving Credit Commitments (and any assignments of Revolving Credit Commitments), and (z) such other documentation as the Agent may reasonably request. If any Revolving Loans are outstanding at the time of any such aggregate Revolving Credit Commitment increase, the Borrower shall request, and the Lender or Lenders making the additional Revolving Credit Commitments shall make, Revolving Loans in an amount sufficient to repay the Loans of the other Lenders as necessary to give effect to the revised Revolving Credit Commitments and revised Revolving Credit Commitment percentages of the Lenders. Such repayments shall include payment by the Borrower of any break-funding amount owing under Section 2.18. Nothing herein shall be deemed to require any Lender to increase its Revolving Credit Commitment without such Lender's express written consent given in its sole discretion.

     2.2  Borrowings.
          ----------

     (a) The Revolving Loans shall, at the option of the Borrower and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan), provided that (i) all Loans comprising the same
                                --------
Borrowing shall, unless otherwise specifically provided herein, be of the same Type and (ii) no Borrowing of LIBOR Loans may be made at any time prior to the third (3rd) Business Day after the Closing Date. Notwithstanding any other provision hereof, no LIBOR Loans having an Interest Period with a duration longer than one month may be borrowed at any time prior to the 90th day after the Closing Date. The Swingline Loans shall be made and maintained as Base Rate Loans at all times.

     (b) In order to make a Borrowing (other than (x) Borrowings of Swingline Loans, which shall be made pursuant to Section 2.2(d), (y) Borrowings for the purpose of repaying Refunded Swingline Loans, which shall be made pursuant to
Section 2.2(d), and (z) Borrowings involving continuations or conversions of outstanding Loans, which shall be made pursuant to Section 2.11), the Borrower will give the Agent written notice not later than 12:00 noon (Charlotte, North Carolina time) three (3) Business Days prior to each Borrowing to be comprised of LIBOR Loans and not later than 12:00 noon (Charlotte, North Carolina time) on the same Business Day as each Borrowing to be comprised of Base Rate Loans; provided, however, that requests for the Borrowing of any Revolving Loans to be
--------  --------
made on the Closing Date may, at the discretion of the Agent, be given later than the times specified hereinabove.

Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-1 and shall specify (1) the aggregate principal amount and initial Type of the Loans to be made pursuant to such Borrowing, (2) in the case of a Borrowing of LIBOR Loans, the initial Interest Period to be applicable thereto, and (3) the requested date of such Borrowing (the "Borrowing Date"), which shall be a Business Day. Upon its receipt of a Notice of Borrowing, the Agent will promptly notify each applicable Lender of the proposed Borrowing. Notwithstanding anything to the contrary contained herein:

          (i) the aggregate principal amount of each Borrowing comprised of Base Rate Loans shall not be less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (or, in the case of a Borrowing of Revolving Loans, if less, in the amount of the aggregate Unutilized Revolving Credit Commitments), and the aggregate principal amount of each Borrowing comprised of LIBOR Loans shall not be less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof;

          (ii) if the Borrower shall have failed to designate the Type of Loans comprising a Borrowing, the Borrower shall be deemed to have requested a Borrowing comprised of Base Rate Loans; and

          (iii) if the Borrower shall have failed to select the duration of the Interest Period to be applicable to any Borrowing of LIBOR Loans, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month.

     (c) Not later than 1:00 p.m. (Charlotte, North Carolina time) on the requested Borrowing Date, each Lender will make available to the Agent at its office referred to in Section 11.5 (or at such other location as the Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Loan or Loans to be made by such Lender. To the extent the Lenders have made such amounts available to the Agent as provided hereinabove, the Agent will make the aggregate of such amounts available to the Borrower in accordance with Section 2.3(a) and in like funds as received by the Agent.

     (d) In order to make a Borrowing of a Swingline Loan, the Borrower will give the Agent (and the Swingline Lender, if the Swingline Lender is not also the Agent) written notice not later than 12:00 p.m. noon (Charlotte, North Carolina time) on the day of such Borrowing (which shall be a Business Day). Each such notice (each, a "Notice of Swingline Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-2 and shall specify (i) the principal amount of the Swingline Loan to be made pursuant to such Borrowing (which shall not be less than $1,000,000 and, if greater, shall be in an integral multiple of $500,000 in excess thereof (or, if less, in the amount of the Unutilized Swingline Commitment)) and (ii) the requested Borrowing Date, which shall be a Business Day. Not later than 1:00 p.m. (Charlotte, North Carolina time) on the requested Borrowing Date, the Swingline Lender will make available to the Agent at its office referred to in Section 11.5 (or at such other location as the Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the requested Swingline Loan. To the extent the Swingline Lender has made such amount available to the Agent as provided hereinabove, the Agent will make such amount available to the Borrower in accordance with Section 2.3(a) and in like funds as received by the Agent. Notwithstanding the foregoing or anything else herein to the contrary, at any time that a "Sweep

Plus" or similar cash management program is in effect between the Borrower and First Union, as the Swingline Lender, each Borrowing and each voluntary repayment of the Swingline Loans by the Borrower shall be made exclusively in accordance with the procedures of such cash management program.

     (e) With respect to any outstanding Swingline Loans, the Swingline Lender may at any time (whether or not an Event of Default has occurred and is continuing) in its sole and absolute discretion (and is hereby authorized and empowered by the Borrower to), cause a Borrowing of Revolving Loans to be made for the purpose of repaying such Swingline Loans by delivering to the Agent (if the Agent is not also the Swingline Lender) and each other Revolving Credit Lender (on behalf of, and with a copy to, the Borrower), not later than 11:00 a.m. (Charlotte, North Carolina time) one (1) Business Day prior to the proposed Borrowing Date therefor, a notice (which shall be deemed to be a Notice of Borrowing given by the Borrower) requesting the Revolving Credit Lenders to make Revolving Loans (which shall be made initially as Base Rate Loans) on such Borrowing Date in an aggregate amount equal to the amount of such Swingline Loans (the "Refunded Swingline Loans") outstanding on the date such notice is given that the Swingline Lender requests to be repaid. Not later than 1:00 p.m. (Charlotte, North Carolina time) on the requested Borrowing Date, each Revolving Credit Lender (other than the Swingline Lender) will make available to the Agent at its office referred to in Section 11.5 (or at such other location as the Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Revolving Loan to be made by such Lender. To the extent the Revolving Credit Lenders have made such amounts available to the Agent as provided hereinabove, the Agent will make the aggregate of such amounts available to the Swingline Lender in like funds as received by the Agent, to be applied in repayment of the Refunded Swingline Loans. Notwithstanding any provision of this Agreement to the contrary, on the relevant Borrowing Date, the Refunded Swingline Loans (including the Swingline Lender's ratable share thereof, in its capacity as a Revolving Credit Lender) shall be deemed to be repaid with the proceeds of the Revolving Loans made as provided above (including a Revolving Loan deemed to have been made by the Swingline Lender), and such Refunded Swingline Loans deemed so to be repaid shall no longer be outstanding as Swingline Loans but shall be outstanding as Revolving Loans. If any portion of any such amount repaid (or deemed to be repaid) to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in any bankruptcy, insolvency or similar proceeding or otherwise, the loss of the amount so recovered shall be shared ratably among all the Revolving Credit Lenders in the manner contemplated by Section 2.15.

     (f) If, as a result of any bankruptcy, insolvency or similar proceeding with respect to the Borrower, Revolving Loans are not made pursuant to Section 2.2(e) in an amount sufficient to repay any amounts owed to the Swingline Lender in respect of any outstanding Swingline Loans, or if the Swingline Lender is otherwise precluded for any reason from giving a notice on behalf of the Borrower as provided for hereinabove, the Swingline Lender shall be deemed to have sold without recourse, representation or warranty, and each Revolving Credit Lender shall be deemed to have purchased and hereby agrees to purchase, a participation in such outstanding Swingline Loans in an amount equal to its ratable share (based on the proportion that its Revolving Credit Commitment bears to the aggregate Revolving Credit Commitments at such time) of the unpaid amount thereof together with accrued interest thereon. Upon one (1) Business Day's prior notice from the Swingline Lender, each Revolving Credit Lender (other than the Swingline Lender) will make available to the Agent at its office referred to in Section 11.5 (or at such other location as the Agent may designate) an amount, in Dollars and in immediately available funds, equal to its respective participation. To the extent the Revolving Credit Lenders have made such amounts available to the Agent as provided hereinabove, the Agent will make the aggregate of such amounts available to the Swingline Lender in like funds as received by the Agent. In the event any such Revolving Credit Lender fails to make available to the Agent the amount of such Lender's participation as provided in this Section 2.2(f), the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date such amount is required to be made available for the account of the Swingline Lender until the date such amount is made available to the Swingline Lender at the Federal Funds Rate for the first three (3) Business Days and thereafter at the Adjusted Base Rate applicable to Revolving Loans. Promptly following its receipt of any payment by or on behalf of the Borrower in respect of a Swingline Loan, the Swingline Lender will pay to each Revolving Credit Lender that has acquired a participation therein such Lender's ratable share of such payment.

     (g) Notwithstanding any provision of this Agreement to the contrary, the obligation of each Revolving Credit Lender (other than the Swingline Lender) to make Revolving Loans for the purpose of repaying any Refunded Swingline Loans pursuant to Section 2.2(e) and each such Lender's obligation to purchase a participation in any unpaid Swingline Loans pursuant to Section 2.2(f) shall be absolute and unconditional and shall not be affected by any circumstance or event whatsoever, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the Swingline Lender, the Agent, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of any Default or Event of Default, (iii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries, or (iv) any breach of this Agreement by any party hereto.

     2.3  Disbursements; Funding Reliance; Domicile of Loans.
          --------------------------------------------------

     (a) The Borrower hereby authorizes the Agent to disburse the proceeds of each Borrowing in accordance with the terms of any written instructions from any of the Authorized Officers, provided that the Agent shall not be obligated under
                            --------
any circumstances to forward amounts to any account not listed in an Account Designation Letter. The Borrower may at any time deliver to the Agent an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

     (b) Unless the Agent has received, prior to 1:00 p.m. (Charlotte, North Carolina time) on the relevant Borrowing Date, written notice from a Lender that such Lender will not make available to the Agent such Lender's ratable portion, if any, of the relevant Borrowing, the Agent may assume that such Lender has made such portion available to the Agent in immediately available funds on such Borrowing Date in accordance with the applicable provisions of Section 2.2, and the Agent may, in reliance upon such assumption, but shall not be obligated to, make a corresponding amount available to the Borrower on such Borrowing Date. If and to the extent that such Lender shall not have made such portion available to the Agent, and the Agent shall have made such corresponding amount available to the Borrower, such Lender, on the one hand, and the Borrower, on the other, severally agree to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, (i) in the case of such Lender, at the Federal Funds Rate, and (ii) in the case of the Borrower, at the rate of interest applicable at such time to the Type of Loans comprising such Borrowing, as determined under the provisions of Section 2.8. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. The failure of any Lender to make any Loan required to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan as part of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender as part of any Borrowing.

     (c) Each Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices, provided that any exercise of
                                               --------
such option shall not affect the obligation of the Borrower to repay such Loan to or for the account of such Lender in accordance with the terms of this Agreement.

     2.4  Notes.
          -----

     (a) The Loans made by each Lender shall be evidenced (i) in the case of Revolving Loans, by a Revolving Note appropriately completed in substantially the form of Exhibit A-1, and (ii) in the case of the Swingline Loans, by a Swingline Note appropriately completed in substantially the form of Exhibit A-2.

     (b) Each Revolving Note issued to a Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender, (iii) be dated as of the Closing Date (or, in the case of a Revolving Note issued after the Closing Date, dated the effective date of the applicable Assignment and Acceptance), (iv) be in a stated principal amount equal to such Lender's Revolving Credit Commitment,
(v) bear interest in accordance with the provisions of Section 2.8, as the same may be applicable from time to time to the Revolving Loans made by such Lender, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

     (c) The Swingline Note shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender, (iii) be dated as of the Closing Date, (iv) be in a stated principal amount equal to the Swingline Commitment,
(v) bear interest in accordance with the provisions of Section 2.8, as the same may be applicable from time to time to the Swingline Loans, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

     (d) Each Lender will record on its internal records the amount and Type of each Loan made by it and each payment received by it in respect thereof and will, in the event of any transfer of any of its Notes, either endorse on the reverse side thereof or on a schedule attached thereto (or any continuation thereof) the outstanding principal amount and Type of the Loans evidenced thereby as of the date of transfer or provide such information on a schedule to the Assignment and Acceptance relating to such transfer; provided, however, that
                                                         --------- --------
the failure of any

Lender to make any such recordation or provide any such information, or any error therein, shall not affect the Borrower's obligations under this Agreement or the Notes.

     2.5  Termination and Reduction of Commitments.
          -----------------------------------------

     (a) The Revolving Credit Commitments and Swingline Commitments shall be terminated as follows:

          (i) The Revolving Credit Commitments shall be automatically and permanently terminated on the Termination Date; and

          (ii) The Swingline Commitment shall be automatically and permanently terminated on the Swingline Maturity Date.

     (b) At any time and from time to time after the date hereof, upon not less than five (5) Business Days' prior written notice to the Agent (and, in the case of a termination or reduction of the Unutilized Swingline Commitment, the Swingline Lender), the Borrower may terminate in whole or reduce in part the aggregate Unutilized Revolving Credit Commitments or the Unutilized Swingline Commitment, provided that any such partial reduction shall be in an aggregate
            --------
amount of not less than $5,000,000 ($1,000,000 in the case of the Unutilized Swingline Commitment) or, if greater, an integral multiple of $1,000,000 in excess thereof ($500,000 in the case of the Unutilized Swingline Commitment). The amount of any termination or reduction made under this Section 2.5(b) may not thereafter be reinstated.

     (c) Each reduction of the Revolving Credit Commitments pursuant to this
Section 2.5 shall be applied ratably among the Revolving Credit Lenders according to their respective Revolving Credit Commitments. Notwithstanding any provision of this Agreement to the contrary, any reduction of the Revolving Credit Commitments pursuant to this Section 2.5 that has the effect of reducing the aggregate Revolving Credit Commitments to an amount less than the amount of the Swingline Commitment at such time shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the aggregate Revolving Credit Commitments (as so reduced), without any further action on the part of the Borrower or the Swingline Lender.

     2.6  Mandatory Payments and Prepayments.
          -----------------------------------

     (a) Except to the extent due or paid sooner pursuant to the provisions of this Agreement, (i) the aggregate outstanding principal of the Revolving Loans shall be due and payable in full on the Maturity Date, and (ii) the aggregate outstanding principal of the Swingline Loans shall be due and payable in full on the Swingline Maturity Date.

     (b) In the event that, at any time, the sum of (i) the aggregate principal amount of Revolving Loans outstanding at such time, (ii) the aggregate Letter of Credit Exposure of all Lenders at such time and (iii) the aggregate principal amount of Swingline Loans outstanding at such time (excluding the aggregate amount of any Swingline Loans to be repaid with proceeds of Revolving Loans made on the date of determination) shall exceed the aggregate Revolving Credit Commitments at such time (after giving effect to any concurrent termination or reduction thereof), the Borrower shall, within two (2) Business Days after such time, prepay the outstanding principal amount of the Swingline Loans and, to the extent of any excess remaining after prepayment in full of outstanding Swingline Loans, the outstanding principal amount of the Revolving Loans, in the amount of such excess; provided that, to the extent such excess amount is greater than the
        --------
aggregate principal amount of Swingline Loans and Revolving Loans outstanding immediately prior to the application of such prepayment, the amount so prepaid shall be retained by the Agent and held in the Cash Collateral Account as cover for Letter of Credit Exposure, as more particularly described in Section 3.8, and thereupon such cash shall be deemed to reduce the aggregate Letter of Credit Exposure by an equivalent amount.

     (c) Promptly upon (and in any event not later than two (2) Business Days after) its receipt thereof, the Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 50% of the Net Cash Proceeds from any Equity Issuance (but only to the extent such net cash proceeds exceed $2,000,000 in aggregate in any fiscal year) and 100% of the Net Cash Proceeds from any Debt Issuance, and will deliver to the Agent, concurrently with such prepayment, a certificate signed by a Financial Officer of the Borrower in form and substance satisfactory to the Agent and setting forth the calculation of such Net Cash Proceeds.

     (d) Not later than one hundred-eighty (180) days after its receipt of any proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event (or, if earlier, upon its determination not to repair or replace any property subject to such Casualty Event), the Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from such Casualty Event (less any amounts theretofore applied (or committed to be applied) to the repair or replacement of property subject to such Casualty Event) and will deliver to the Agent, concurrently with such prepayment, a certificate signed by a Financial Officer of the Borrower in form and substance satisfactory to the Agent and setting forth the calculation of such Net Cash Proceeds; provided, however, that, notwithstanding the foregoing,
                        --------- --------
(i) nothing in this Section 2.6(d) shall be deemed to limit or otherwise affect any right of the Agent herein or in any of the other Credit Documents to receive and hold such proceeds as loss payee and to disburse the same to the Borrower upon the terms hereof or thereof, or any obligation of the Borrower or any of its Subsidiaries herein or in any of the other Credit Documents to remit any such proceeds to the Agent upon its receipt thereof, and (ii) any and all such proceeds received or held by the Agent or the Borrower or any of its Subsidiaries during the continuance of an Event of Default (regardless of any proposed or actual use thereof for repair or replacement) shall be applied to prepay the outstanding principal amount of the Loans.

     (e) Promptly upon (and in any event not later than two (2) Business Days after) its receipt thereof, the Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from any Asset Disposition and will deliver to the Agent, concurrently with such prepayment, a certificate signed by a Financial Officer of the Borrower in form and substance satisfactory to the Agent and setting forth the calculation of such Net Cash Proceeds.

     (f) Concurrently with the delivery of its annual financial statements after the end of each fiscal year, beginning with the fiscal year ending December 31, 2002, and in any event not later than ninety (90) days after the last day of each such fiscal year, the Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 50% of Excess Cash Flow, if any, for such fiscal year; provided, however that so long as the Borrower's
                              --------- -------
Leverage Ratio is equal to or less than 1.5 to 1.0 as of the last day of such fiscal year, no Excess Cash Flow prepayment shall be required under this Section 2.6(f) for such fiscal year. The Borrower will deliver to the Agent, concurrently with each such prepayment (or by the date that a prepayment would have been due), a certificate signed by a Financial Officer of the Borrower in form and substance satisfactory to the Agent and setting forth the calculation of such Excess Cash Flow or, as applicable, the Leverage Ratio.

     (g) Each prepayment of the Loans made pursuant to Sections 2.6(c) through 2.6(f) shall be applied to reduce the outstanding principal amount of the Revolving Loans (but without reduction of the Revolving Loan Commitments). If excess funds remain after application of the prepayments in accordance with the foregoing sentence, and no Default or Event of Default has occurred and is continuing, then such excess funds shall be returned to or retained by the Borrower. Each payment or prepayment pursuant to the provisions of this Section
2.6 shall be applied ratably among the Lenders holding the Loans being prepaid, in proportion to the principal amount held by each. Revolving Loans prepaid pursuant to this Sections 2.6(c) through 2.6(g) may be reborrowed, subject to the terms and conditions of this Agreement.

     (h) The Borrower shall deliver to the Agent and each Lender, to the extent practicable, at least one (1) Business Days' prior written notice of any prepayment pursuant to Sections 2.6(c) through 2.6(g).

     (i) Each payment or prepayment of a LIBOR Loan made pursuant to the provisions of this Section 2.6 on a day other than the last day of the Interest Period applicable thereto shall be made together with all amounts required under
Section 2.18 to be paid as a consequence thereof; provided, that for prepayments
                                                  ---------
of LIBOR Loans required pursuant to Sections 2.6(c) through 2.6(f) on a date other than the last day of the Interest Period with respect thereto, at the Borrower's option, the amount of such prepayment (after application to any Base Rate Loans) shall be deposited with the Agent as cash collateral for the LIBOR Loans on terms reasonably satisfactory to the Agent and thereafter shall be applied in the order of the Interest Periods next ending most closely to the date such prepayment is required to be made and on the last day of each such Interest Period. After such application, unless an Event of Default shall have occurred and be continuing (in which case such interest shall be held as cash collateral or applied by the Agent to any Obligations then due and payable), any remaining interest earned on such cash collateral shall be paid to Borrower.

     (j) Notwithstanding the foregoing, nothing in this Section 2.6 shall be deemed to permit any Equity Issuance, Debt Issuance or Asset Disposition not expressly permitted under Article VII or Article VIII.

     2.7  Voluntary Prepayments.
          ----------------------

     (a) At any time and from time to time, the Borrower shall have the right to prepay the Loans, in whole or in part, without premium or penalty (except as provided in clause (iii) below), upon written notice given to the Agent not later than 12:00 noon (Charlotte, North Carolina time) three (3) Business Days prior to each intended prepayment of LIBOR Loans and on the same Business Day of each intended prepayment of Base Rate Loans (including Swingline Loans), provided that (i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof for LIBOR Loans and $500,000 in excess thereof for Base Rate Loans ($1,000,000 and $500,000, respectively, in the case of Swingline Loans), (ii) no partial prepayment of LIBOR Loans made pursuant to any single Borrowing shall reduce the aggregate outstanding principal amount of the remaining LIBOR Loans under such Borrowing to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and
(iii) unless made together with all amounts required under Section 2.18 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount and Type of the Loans to be prepaid (and, in the case of LIBOR Loans, the Interest Period of the Borrowing pursuant to which made), and shall be irrevocable and shall bind the Borrower to make such prepayment on the terms specified therein. Revolving Loans and Swingline Loans prepaid pursuant to this
Section 2.7(a) may be reborrowed, subject to the terms and conditions of this Agreement.

     2.8  Interest.
          --------

     (a) The Borrower will pay interest in respect of the unpaid principal amount of each Loan, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Adjusted Base Rate as in effect from time to time during such periods as such Loan is a Base Rate Loan, or (ii) at the Adjusted LIBOR Rate as in effect from time to time during such periods as such Loan is a LIBOR Loan.

     (b) Upon the occurrence and during the continuance of any Event of Default under Section 9.1(a), hereof and (at the election of the Required Lenders) upon the occurrence and during the continuance of any other Event of Default, all outstanding principal amounts of the Loans and, to the greatest extent permitted by law, all interest accrued on the Loans and all other accrued and outstanding fees and other amounts hereunder, shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Adjusted Base Rate or the Adjusted LIBOR Rate) plus 2% (or, in the case of fees and other amounts, at the Adjusted Base Rate plus 2%), and, in each case, such default interest shall be payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

     (c) Accrued (and theretofore unpaid) interest shall be payable as follows:

          (i) in respect of each Base Rate Loan (including any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6, except as provided hereinbelow), in arrears on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date; provided, that in the event the Loans are repaid or prepaid
                   ---------
     in full and the Revolving Credit Commitments have been terminated, then accrued interest in respect of all Base Rate Loans shall be payable together with such repayment or prepayment on the date thereof;

          (ii) in respect of each LIBOR Loan (including any LIBOR Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6, except as provided hereinbelow), in arrears (y) on the last Business Day of the Interest Period applicable thereto (subject to the provisions of Section 2.10(iv)) and (z) in addition, in the case of a LIBOR Loan with an Interest Period having a duration of six months or longer, on each date on which interest would have been payable under clause (y) above had successive Interest Periods of three months' duration been applicable to such LIBOR Loan; provided, that in the event all -------- LIBOR Loans made pursuant to a single Borrowing are repaid or prepaid in full, then accrued interest in respect of such LIBOR Loans shall be payable together with such repayment or prepayment on the date thereof; and

          (iii) in respect of any Loan, at maturity (whether pursuant to acceleration or otherwise) and, after maturity, on demand.

     (d) Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to any Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable for the account of any Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount. In the event of any such reduction affecting any Lender, if from time to time thereafter the amount of interest payable for the account of such Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by such Lender, then the amount of interest payable for its account on such subsequent interest payment date shall be automatically increased to such maximum permissible amount, provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the previous sentence.

     (e) The Agent shall promptly notify the Borrower and the Lenders upon determining the interest rate for each Borrowing of LIBOR Loans after its receipt of the relevant Notice of Borrowing or Notice of Conversion/Continuation, and upon each change in the Base Rate; provided,
                                                                ---------
however, that the failure of the Agent to provide the Borrower or the Lenders
--------
with any such notice shall neither affect any obligations of the Borrower or the Lenders hereunder nor result in any liability on the part of the Agent to the Borrower or any Lender. Each such determination (including each determination of the Reserve Requirement) shall, absent manifest error, be conclusive and binding on all parties hereto.

     2.9  Fees. The Borrower agrees to pay:
          ----

     (a) To the Agent, for the account of each Revolving Credit Lender, a commitment fee for each calendar quarter (or portion thereof) for the period from the date of this Agreement to the Termination Date, at a per annum rate equal to the Applicable Margin Percentage in effect for such fee from time to time during such quarter on such Lender's ratable share (based on the proportion that its Revolving Credit Commitment bears to the aggregate Revolving Credit Commitments) of the average daily aggregate Unutilized Revolving Credit Commitments, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the Termination Date;

     (b) To the Agent, for the account of each Revolving Credit Lender, a letter of credit fee for each calendar quarter (or portion thereof) in respect of all Letters of Credit outstanding during such quarter, at a per annum rate equal to the Applicable Margin Percentage in effect from time to time during such quarter for Revolving Loans that are maintained as LIBOR Loans, on such Lender's ratable share (based on the proportion that its Revolving Credit Commitment bears to the aggregate Revolving Credit Commitments) of the daily average aggregate Stated Amount of such Letters of Credit, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the later of the Termination Date and the date of termination of the last outstanding Letter of Credit;

     (c) To the Issuing Lender for its own account, a facing fee for each calendar quarter (or portion thereof) in respect of all Letters of Credit outstanding during such quarter, at a per annum rate of 0.125% on the daily average aggregate Stated Amount of such Letters of Credit (provided, however,
                                                           --------- --------
that, notwithstanding the foregoing, the annual amount of such fee with regard to any single Letter of Credit shall not be less than $2,000), payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii )on the later of the Termination Date and the date of termination of the last outstanding Letter of Credit;

     (d) To the Issuing Lender, for its own account, such commissions, issuance fees, transfer fees and other fees and charges incurred in connection with the issuance and administration of each Letter of Credit as are customarily charged from time to time by the Issuing Lender for the performance of such services in connection with similar letters of credit, or as may be otherwise agreed to by the Issuing Lender, but without duplication of amounts payable under Section 2.9(h); and

     (e) To the Agent, for its own account, the annual administrative fee described in the Fee Letter, on the terms, in the amount and at the times set forth therein.

     2.10 Interest Periods. Concurrently with the giving of a Notice of
          ----------------
Borrowing or Notice of Conversion/Continuation in respect of any Borrowing comprised of Base Rate Loans to be converted into, or LIBOR Loans to be continued as, LIBOR Loans, the Borrower shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such LIBOR Loans, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period; provided, however, that:
                                                        --------- --------

          (i) all LIBOR Loans comprising a single Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any LIBOR Loan shall commence on the date of the Borrowing of such LIBOR Loan (including the date of any continuation of, or conversion into, such LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) LIBOR Loans may not be outstanding under more than seven (7) separate Interest Periods at any one time (for which purpose Interest Periods shall be deemed to be separate even if they are coterminous);

          (iv) if any Interest Period otherwise would expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall expire on the next preceding Business Day;

          (v) the Borrower may not select any Interest Period that begins prior to the third (3rd) Business Day after the Closing Date or that expires after the Maturity Date;

          (vi) the Borrower may not select an Interest Period having a duration longer than one month at any time prior to the 90th day after the Closing Date;

          (vii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such Interest Period shall expire on the last Business Day of such calendar month; and

          (viii) the Borrower may not select any Interest Period (and consequently, no LIBOR Loans shall be made) if a Default or Event of Default shall have occurred and be continuing at the time of such Notice of Borrowing or Notice of Conversion/Continuation with respect to any Borrowing.

     2.11 Conversions and Continuations.
          -----------------------------

     (a) The Borrower shall have the right, on any Business Day occurring on or after the Closing Date, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loans into LIBOR Loans, or to convert any LIBOR Loans the Interest Periods for which end on the same day into Base Rate Loans, or (ii) upon the expiration of any Interest Period, to continue all or a portion of the outstanding principal amount of any LIBOR Loans the Interest Periods for which end on the same day for an additional Interest Period, provided that (w) any such conversion of LIBOR Loans into Base Rate
        --------
Loans shall involve an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof; any such conversion of Base Rate Loans into, or continuation of, LIBOR Loans shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding principal amount of such LIBOR Loans to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (x) except as otherwise provided in Section 2.16(d), LIBOR Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto (and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrower will pay, upon such conversion, all amounts required under Section
2.18 to be paid as a consequence thereof), (y) no such conversion or continuation shall be permitted with regard to any Base Rate Loans that are

Swingline Loans, and (z) no conversion of Base Rate Loans into LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of Default.

     (b) The Borrower shall make each such election by giving the Agent written notice not later than 12:00 p.m. noon (Charlotte, North Carolina time) three (3) Business Days prior to the intended effective date of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans and on the same Business Day as the intended effective date of any conversion of LIBOR Loans into Base Rate Loans. Each such notice (each, a "Notice of Conversion/Continuation") shall be irrevocable, shall be given in the form of Exhibit B-3 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, LIBOR Loans, the Interest Period to be applicable thereto, and (z) the aggregate amount and Type of the Loans being converted or continued. Upon the receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Lender of the proposed conversion or continuation. In the event that the Borrower shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loans, such LIBOR Loans shall automatically be converted to Base Rate Loans upon the expiration of the then current Interest Period applicable thereto (unless repaid pursuant to the terms hereof). In the event the Borrower shall have failed to select in a Notice of Conversion/Continuation the duration of the Interest Period to be applicable to any conversion into, or continuation of, LIBOR Loans, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month.

     2.12 Method of Payments; Computations.
          --------------------------------

     (a) All payments by the Borrower hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Agent, for the account of the Lenders entitled to such payment or the Swingline Lender, as the case may be (except as otherwise expressly provided herein as to payments required to be made directly to the Issuing Lender or the Lenders) at its office referred to in Section 11.5 (or at such other location as the Agent may designate) prior to 12:00 noon (Charlotte, North Carolina time) on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon (Charlotte, North Carolina time) shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans to which the provisions of Section 2.10(iv) are applicable, such due date shall be the next preceding Business Day), and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

     (b) The Agent will distribute to the Lenders like amounts relating to payments made to the Agent for the account of the Lenders as follows: (i) if the payment is received by 12:00 noon (Charlotte, North Carolina time) in immediately available funds, the Agent will make available to each relevant Lender on the same date, by wire transfer of immediately available funds, such Lender's ratable share of such payment (based on the percentage that the amount of the relevant payment owing to such Lender bears to the total amount of such payment owing to all of the relevant Lenders), and (ii) if such payment is received after 12:00 noon (Charlotte, North Carolina time) or in other than immediately available funds, the Agent will make available to each such Lender its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate for each day from the date such amount was required to be disbursed by the Agent until the date repaid to such Lender. The Agent will distribute to the Issuing Lender like amounts relating to payments made to the Agent for the account of the Issuing Lender in the same manner, and subject to the same terms and conditions, as set forth hereinabove with respect to distributions of amounts to the Lenders.

     (c) Unless the Agent shall have received written notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that such payment will not be made in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance on such assumption, but shall not be obligated to, cause to be distributed to such Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, and without limiting the obligation of the Borrower to make such payment in accordance with the terms hereof, such Lender shall repay to the Agent forthwith on demand such amount so distributed to such Lender, together with interest thereon for each day from the date such amount is so distributed to such Lender until the date repaid to the Agent, at the Federal Funds Rate.

     (d) All computations of interest and fees hereunder (including computations of the Reserve Requirement) shall be made on the basis of a year consisting of
(i) in the case of interest on Base Rate Loans, 365/366 days, as the case may be, or (ii) in all other instances, 360 days; and in each case under (i) and
(ii) above, with regard to the actual number of days (including the first day, but excluding the last day) elapsed.

     2.13 Recovery of Payments.
          --------------------

     (a) The Borrower agrees that to the extent the Borrower makes a payment or payments to or for the account of the Agent, the Swingline Lender, any Lender or the Issuing Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

     (b) If any amounts distributed by the Agent to any Lender are subsequently returned or repaid by the Agent to the Borrower or its representative or successor in interest, whether by court order or by settlement approved by the Lender in question, such Lender will, promptly upon receipt of notice thereof from the Agent, pay the Agent such amount. If any such amounts are recovered by the Agent from the Borrower or its representative or successor in interest, the Agent will redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed.

     2.14 Use of Proceeds. The proceeds of the Loans shall be used (i) first, to
          ---------------
repay the Terminating Senior Indebtedness in full, (ii) second, to pay or reimburse reasonable transaction fees and expenses in connection with the closing of the transactions contemplated hereby, and (iii) thereafter, for working capital and general business purposes and in accordance with the terms and provisions of this Agreement.

     2.15 Pro Rata Treatment.
          ------------------

     (a) Except in the case of Swingline Loans, all fundings, continuations and conversions of Loans shall be made by the Lenders pro rata on the basis of their respective Revolving Credit Commitments (in the case of the initial funding of Loans pursuant to Section 2.2) or on the basis of their respective outstanding Loans (in the case of continuations and conversions of Loans pursuant to Section 2.11, and additionally in all cases in the event the Revolving Credit Commitments have expired or have been terminated), as the case may be from time to time. All payments on account of principal of or interest on any Loans, fees or any other Obligations owing to or for the account of any one or more Lenders shall be apportioned ratably among such Lenders in proportion to the amounts of such principal, interest, fees or other Obligations owed to them respectively.

     (b) Each Lender agrees that if it shall receive any amount hereunder (whether by voluntary payment, realization upon security, exercise of the right of setoff or banker's lien, counterclaim or cross action, or otherwise), other than pursuant to Section 11.7, applicable to the payment of any of the Obligations that exceeds its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to
(ii) the aggregate amount of such Obligations due and payable to all Lenders at such time) of payments on account of such Obligations then or therewith obtained by all the Lenders to which such payments are required to have been made, such Lender shall forthwith purchase from the other Lenders such participations in such Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided,
                                                                ---------
however, that if all or any portion of such excess payment is thereafter
--------
recovered from such purchasing Lender, such purchase from each such other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to the provisions of this Section 2.15(b) may, to the fullest extent permitted by law, exercise any and all rights of payment (including, without limitation, setoff, banker's lien or counterclaim) with respect to such participation as fully as if such participant were a direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 2.15(b) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
Section 2.15(b) to share in the benefits of any recovery on such secured claim.

     2.16 Increased Costs; Change in Circumstances; Illegality; etc.
          ----------------------------------------------------------

     (a) If the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, in each case after the date hereof, or compliance by any Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law) given or made after the date hereof, shall (i) subject such Lender to any tax or other charge, or change the basis of taxation of payments to such Lender, in respect of any of its LIBOR Loans or any other amounts payable hereunder or its obligation to make, fund or maintain any LIBOR Loans (other than any change in the rate or basis of tax on the overall net income or profits of, or any branch or franchise tax applicable to, such Lender or its applicable Lending Office), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement (but excluding any reserves to the extent actually included within the Reserve Requirement in the calculation of the LIBOR Rate) against assets of, deposits with or for the account of, or credit extended by, such Lender or its applicable Lending Office, or (iii) impose on such Lender or its applicable Lending Office any other condition, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loans or issuing or participating in Letters of Credit or to reduce the amount of any sum received or receivable by such Lender hereunder (including in respect of Letters of Credit), the Borrower will, promptly upon written demand therefor by such Lender, (but in no event more than 15 days after delivery of such written demand), pay to such Lender such additional amounts as shall compensate such Lender for such increase in costs or reduction in return.

     (b) If any Lender shall have reasonably determined that the introduction of or any change in any applicable law, rule or regulation regarding capital adequacy or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, in each case after the date hereof, or compliance by such Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law) given or made after the date hereof, has or would have the effect, as a consequence of such Lender's Revolving Credit Commitment, Loans or issuance of or participations in Letters of Credit hereunder, of reducing the rate of return on the capital of such Lender or any Person controlling such Lender to a level below that which such Lender or controlling Person could have achieved but for such introduction, change or compliance (taking into account such Lender's or controlling Person's policies with respect to capital adequacy), the Borrower will, within fifteen (15) days of receipt of written demand therefor by such Lender therefor, pay to such Lender such additional amounts as will compensate such Lender or controlling Person for such reduction in return.

     (c) If, on or prior to the first day of any Interest Period, (i) the Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or (ii) the Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Loans during such Interest Period, the Agent will forthwith so notify the Borrower and the Lenders in writing. Upon such notice, (A) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (B) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR

Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (C) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Agent or the Required Lenders, as the case may be, shall have determined that the circumstances giving rise to such suspension no longer exist (and the Required Lenders, if making such determination, shall have so notified the Agent), and the Agent shall have so notified the Borrower and the Lenders in writing.

     (d) Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Loans, such Lender will forthwith so notify the Agent and the Borrower in writing. Upon such notice, (i) each of such Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice), be converted into a Base Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to any Borrowing for which the Agent has received a Notice of Borrowing but for which the Borrowing Date has not arrived), and
(iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall, as to such Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Agent, and the Agent shall have so notified the Borrower in writing.

     (e) Determinations by the Agent or any Lender for purposes of this Section
2.16 of any increased costs, reduction in return, market contingencies, illegality or any other matter shall, absent manifest error, be conclusive, provided that such determinations are made in good faith. No failure by the
--------
Agent or any Lender at any time to demand payment of any amounts payable under this Section 2.16 shall constitute a waiver of its right to demand payment of any additional amounts arising at any subsequent time. Nothing in this Section
2.16 shall require or be construed to require the Borrower to pay any interest, fees, costs or other amounts in excess of that permitted by applicable law.

     (f) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of this Section with respect to such Lender, it will, if requested by the Borrower and to the extent permitted by law, endeavor in good faith to designate another available Lending Office for its LIBOR Loans, but only if such designation would make it lawful for such Lender to continue to make or maintain LIBOR Loans hereunder, provided that no Lender shall be required to make any such designation that in its good faith determination, would result in increased cost or economic, legal or regulatory disadvantage.

     2.17 Taxes.
          ------

     (a) Any and all payments by the Borrower hereunder or under any Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on, or measured by, the overall net income (or branch or franchise taxes imposed in lieu thereof) of the Agent or any Lender by reason of any present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision thereof, other than such a connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Agent or any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17), the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower will make such deductions, (iii) the Borrower will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower will deliver to the Agent or such Lender, as the case may be, evidence of such payment.

     (b) The Borrower will indemnify the Agent and each Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) paid by the Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Agent or such Lender, as the case may be, makes written demand therefor.

     (c) Each of the Agent and the Lenders agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrower or (ii) previously deducted by the Borrower (including, without limitation, any Taxes deducted from any additional sums payable under
Section 2.17(a)(i)), the Agent or such Lender, as the case may be, shall reimburse the Borrower to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrower under this Section 2.17 with respect to the Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrower, upon the request of the Agent or such
--------  -------
Lender, agrees to repay to the Agent or such Lender, as the case may be, the amount paid over to the Borrower (together with any penalties, interest or other charges), in the event the Agent or such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by the Agent or any Lender of the amount of any such recovery or permanent net tax benefit shall be made in good faith and shall, in the absence of manifest error, be conclusive and binding.

     (d) If any Lender is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes (a "Non-U.S. Lender") and is entitled to an exemption from or a reduction of United States withholding tax pursuant to the Internal

Revenue Code, such Non-U.S. Lender will deliver to each of the Agent and the Borrower, on or prior to the Closing Date (or, in the case of a Non-U.S. Lender that becomes a party to this Agreement as a result of an assignment after the Closing Date, on the effective date of such assignment), (i) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a properly completed Internal Revenue Service Form W-8BEN, W-8ECI or W-8EXP, as applicable (or successor forms), certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms), and (ii) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a certificate in form and substance reasonably satisfactory to the Agent and the Borrower and to the effect that (x) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (y) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Internal Revenue Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each such Non-U.S. Lender further agrees to deliver to each of the Agent and the Borrower an additional copy of each such relevant form on or before the date that such form expires or becomes obsolete or after the occurrence of any event (including a change in its applicable Lending Office) requiring a change in the most recent forms so delivered by it, in each case certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required, which event renders all such forms inapplicable or the exemption or reduction to which such forms relate unavailable and such Non-U.S. Lender notifies the Agent and the Borrower that it is not entitled to receive payments without or at a reduced rate of deduction or withholding of United States federal income taxes. Each such Non-U.S. Lender will promptly notify the Agent and the Borrower of any changes in circumstances that would modify or render invalid any claimed exemption or reduction.

     (e) The Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States federal withholding tax to the extent that (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of Section 2.17(d), (ii) any of the representations or certifications made by a Non-U.S. Lender pursuant to Section 2.17(d) are incorrect at the time a payment hereunder is made, other than by reason of any change in treaty, law or regulation having effect after the date such representations or certifications were made, or (iii) the obligations to withhold amounts with respect to United States federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement; provided,
                                                                   --------
however, that this clause (iii) shall not apply to the extent that (y) the
-------
indemnity payments or additional amounts any Lender would be entitled to receive (without regard to this clause (iii)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Lender would have been entitled to receive in the absence of such assignment, participation or transfer, or (z) such assignment, participation or transfer was requested by the Borrower.

     (f) Nothing in this Section 2.17 shall be deemed to require any Lender to disclose any confidential information concerning its tax affairs.

     2.18 Compensation. The Borrower will compensate each Lender upon written
          ------------
demand (which demand shall set forth the basis for requesting such compensation and shall be copied to the Agent) for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Loans) that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender or the Agent or, with respect to any Borrowing, a change in law described in Section 2.16 or any Taxes payable as described in Section 2.17, in each such case arising during the three (3) Business Days after a Notice of Borrowing and of which the Borrower did not have knowledge at the time the Borrower submitted such Notice of Borrowing, provided further that the Lenders shall not be required to extend such Borrowing as a LIBOR Loan if such extension would create undue hardship for such Lender) a Borrowing or continuation of, or conversion into, a LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation, (ii) if any repayment, prepayment or conversion of any LIBOR Loan occurs (other than a conversion of a LIBOR Loan pursuant to Sections 2.16(c) and 2.16(d) on a date other than the last day of an Interest Period applicable thereto (including as a consequence of acceleration of the maturity of the Loans pursuant to Section 9.2), (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrower or (iv) as a consequence of any other failure by the Borrower to make any payments with respect to any LIBOR Loan when due hereunder. Calculation of all amounts payable to a Lender under this Section 2.18 shall be made as though such Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund its LIBOR
                          --------  -------
Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.18. Determinations made in good faith by any Lender for purposes of this Section
2.18 of any such losses, expenses or liabilities shall, absent manifest error, be conclusive.

     2.19 Substitution of Lender. In the event that any Lender shall have
          ----------------------
delivered a notice or certificate pursuant to Section 2.16 or the Borrower shall be required to pay additional amounts to any Lender under Section 2.17, the Borrower shall have the right, at its own expense, upon notice to such Lender and the Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the provisions set forth in Section 11.7) all its interests, rights and obligations under this Agreement to another Eligible Assignee which shall assume such obligations, provided, that, (i) no such assignment shall conflict with any law, rule, regulation or order of any Governmental Authority and (ii) the Borrower shall pay or cause to be paid to the affected Lender in immediately available funds on the date of such assignment the entire amount of principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder; provided, further, that, if prior to any such assignment the circumstances or event that resulted in such Lender's notice or certificate under Section 2.16 or demand for additional amounts under Section 2.17, as the case may be, shall cease to exist or become inapplicable for any reason or if such Lender shall waive its rights in respect of such circumstances or event under Section 2.16 or 2.17, as the case may be, then such Lender shall not thereafter be required to make any such assignment hereunder.

                                   ARTICLE III

                                LETTERS OF CREDIT

     3.1 Issuance. Subject to and upon the terms and conditions herein set
         --------
forth, so long as no Default or Event of Default has occurred and is continuing, the Issuing Lender will, at any time and from time to time on and after the Closing Date and prior to the earlier of (i) the seventh day prior to the Maturity Date and (ii) the Termination Date, and upon request by the Borrower in accordance with the provisions of Section 3.2, issue for the account of the Borrower one or more irrevocable standby letters of credit denominated in Dollars and in a form customarily used or otherwise approved by the Issuing Lender (together with all amendments, modifications and supplements thereto, substitutions therefor and renewals and restatements thereof, collectively, the "Letters of Credit"). The Stated Amount of each Letter of Credit shall not be less than $100,000 and there shall not be more than seven (7) Letters of Credit outstanding at one time. Notwithstanding the foregoing:

     (a) No Letter of Credit shall be issued the Stated Amount upon issuance of which (i) when added to the aggregate Letter of Credit Exposure of the Lenders at such time, would exceed $5,000,000 or (ii) when added to the sum of (x) the aggregate Letter of Credit Exposure of all Lenders at such time, (y) the aggregate principal amount of all Revolving Loans then outstanding and (z) the aggregate principal amount of all Swingline Loans then outstanding, would exceed the aggregate Revolving Credit Commitments at such time;

     (b) No Letter of Credit shall be issued that by its terms expires later than the seventh day prior to the Maturity Date or, in any event, more than one
(1) year after its date of issuance; provided, however, that a Letter of Credit
                                     --------  -------
may, if requested by the Borrower, provide by its terms, and on terms acceptable to the Issuing Lender, for renewal for successive periods of one year or less (but not beyond the seventh day prior to the Maturity Date), unless and until the Issuing Lender shall have delivered a notice of nonrenewal to the beneficiary of such Letter of Credit; and

     (c) The Issuing Lender shall be under no obligation to issue any Letter of Credit if, at the time of such proposed issuance, (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, or in effect as of the Closing Date and that the Issuing Lender in good faith deems material to it, or (ii) the Issuing Lender shall have actual knowledge, or shall have received notice from any Lender, prior to the issuance of such Letter of Credit that one or more of the conditions specified in Sections 4.1 (if applicable) or 4.2 are not then satisfied (or have not been waived in writing as required herein) or that the issuance of such Letter of Credit would violate the provisions of subsection (a) above.

     3.2 Notices. Whenever the Borrower desires the issuance of a Letter of
         -------
Credit, the Borrower will give the Issuing Lender written notice with a copy to the Agent not later than 11:00 a.m., Charlotte time, three (3) Business Days (or such shorter period as is acceptable to the Issuing Lender in any given case) prior to the requested date of issuance thereof. Each such notice (each, a "Letter of Credit Notice") shall be irrevocable, shall be given in the form of Exhibit B-4 and shall specify (i) the requested date of issuance, which shall be a Business Day, (ii) the requested Stated Amount and expiry date of the Letter of Credit, and (iii) the name and address of the requested beneficiary or beneficiaries of the Letter of Credit. The Borrower will also complete any application procedures and documents required by the Issuing Lender in connection with the issuance of any Letter of Credit, provided, however, that the terms of this Agreement shall govern in the event that there is any inconsistency between the terms of such application and any of the terms and conditions hereof. Upon its issuance of any Letter of Credit, the Issuing Lender will promptly notify the Agent of such issuance, and the Agent will give prompt notice thereof to each Lender.

     3.3 Participations. Immediately upon the issuance of any Letter of Credit,
         --------------
the Issuing Lender shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, pro rata (based on the percentage of the aggregate Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment), in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto and any security therefor or guaranty pertaining thereto; provided, however, that
                                                      --------  -------
the fee relating to Letters of Credit described in Section 2.9(c) shall be payable directly to the Issuing Lender as provided therein, and the Lenders shall have no right to receive any portion thereof. Upon any change in the Revolving Credit Commitments of any of the Lenders pursuant to Section 11.7(a), with respect to all outstanding Letters of Credit and Reimbursement Obligations there shall be an automatic adjustment to the participations pursuant to this Section to reflect the new pro rata shares of the assigning Lender and the Assignee.

     3.4 Reimbursement. The Borrower hereby agrees to reimburse the Issuing
         -------------
Lender by making payment to the Agent, for the account of the Issuing Lender, in immediately available funds, for any payment made by the Issuing Lender under any Letter of Credit (each such amount so paid until reimbursed, together with interest thereon payable as provided hereinbelow, a "Reimbursement Obligation")
                                                     ------------------------
immediately after, and in any event within one (1) Business Day after its receipt of notice of, such payment (provided that any such Reimbursement
                                    --------
Obligation shall be deemed timely satisfied (but nevertheless subject to the payment of interest thereon as provided hereinbelow) if satisfied pursuant to a Borrowing of Revolving Loans made on or prior to the next Business Day following the date of the Borrower's receipt of notice of such payment), together with interest on the amount so paid by the Issuing Lender, to the extent not reimbursed prior to 1:00 p.m., Charlotte time, on the date of such payment or disbursement, for the period from the date of the respective payment to the date the Reimbursement Obligation created thereby is satisfied, at the Adjusted Base Rate applicable to Revolving Loans as in effect from time to time during such period, such interest also to be payable on demand. The Issuing Lender will provide the Agent and the Borrower with prompt notice of any payment or disbursement made under any Letter of Credit, although the failure to give, or any delay in giving, any such notice shall not release, diminish or otherwise affect the Borrower's obligations under this Section or any other provision of this Agreement. The Agent will promptly pay to the Issuing Lender any such amounts received by it under this Section.

     3.5 Payment by Revolving Loans. In the event that the Issuing Lender makes
         --------------------------
any payment under any Letter of Credit and the Borrower shall not have timely satisfied in full its Reimbursement Obligation to the Issuing Lender pursuant to
Section 3.4, and to the extent that any amounts then held in the Cash Collateral Account established pursuant to Section 3.8 shall be insufficient to satisfy such Reimbursement Obligation in full, the Issuing Lender will promptly notify the Agent, and the Agent will promptly notify each Lender, of such failure. If the Agent gives such notice prior to 11:00 a.m., Charlotte time, on any Business Day, each Lender will make available to the Agent, for the account of the Issuing Lender, its pro rata share (based on the percentage of the aggregate Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment) of the amount of such payment on such Business Day in immediately available funds. If the Agent gives such notice after 11:00 a.m., Charlotte time, on any Business Day, each such Lender shall make its pro rata share of such amount available to the Agent on the next succeeding Business Day. If and to the extent any Lender shall not have so made its pro rata share of the amount of such payment available to the Agent, such Lender agrees to pay to the Agent, for the account of the Issuing Lender, forthwith on demand such amount, together with interest thereon at the Federal Funds Rate for each day from such date until the date such amount is paid to the Agent. The failure of any Lender to make available to the Agent its pro rata share of any payment under any Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to the Agent its pro rata share of any payment under any Letter of Credit on the date required, as specified above, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent such other Lender's pro rata share of any such payment. Each such payment by a Lender under this Section of its pro rata share of an amount paid by the Issuing Lender shall constitute a Revolving Loan by such Lender (the Borrower being deemed to have given a timely Notice of Borrowing therefor) and shall be treated as such for all purposes of this Agreement; provided that for purposes of
                                            --------
determining the aggregate Unutilized Revolving Credit Commitments immediately prior to giving effect to the application of the proceeds of such Revolving Loans, the Reimbursement Obligation being satisfied thereby shall be deemed not to be outstanding at such time.

     3.6 Payment to Lenders. Whenever the Issuing Lender receives a payment in
         ------------------
respect of a Reimbursement Obligation as to which the Agent has received, for the account of the Issuing Lender, any payments from the Lenders pursuant to
Section 3.5, the Issuing Lender will promptly pay to the Agent, and the Agent will promptly pay to each Lender that has paid its pro rata share thereof, in immediately available funds, an amount equal to such Lender's ratable share (based on the proportionate amount funded by such Lender to the aggregate amount funded by all Lenders) of such Reimbursement Obligation.

     3.7 Obligations Absolute. The Reimbursement Obligations of the Borrower,
         --------------------
and the obligations of the Lenders under Section 3.5 to make payments to the Agent, for the account of the Issuing Lender, with respect to Letters of Credit, shall be irrevocable, shall remain in effect until the Issuing Lender shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit, and, except to the extent resulting from any fraud, gross negligence or willful misconduct on the part of the Issuing Lender, shall be absolute and unconditional, shall not be subject to counterclaim, setoff or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances; provided, that the making of such reimbursement payments shall not affect the rights of the Borrower or the Lenders to seek damages or other remedies arising from any breach of the Issuing Lender's standard of care as set forth in the final paragraph of this Section 3.7:

     (a) Any lack of validity or enforceability of this Agreement, any of the other Credit Documents or any documents or instruments relating to any Letter of Credit;

     (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations in respect of any Letter of Credit or any other amendment, modification or waiver of or any consent to departure from any Letter of Credit or any documents or instruments relating thereto, in each case whether or not the Borrower has notice or knowledge thereof;

     (c) The existence of any claim, setoff, defense or other right that the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Lender, any Lender or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated hereby or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

     (d) Any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect (provided that such draft, certificate or other document appears on its face to
 --------
comply with the terms of such Letter of Credit), any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier or otherwise, or any errors in translation or in interpretation of technical terms;

     (e) Any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit (provided that any draft,
                                                        --------
certificate or other document presented pursuant to such Letter of Credit appears on its face to comply with the terms thereof), any nonapplication or misapplication by the beneficiary or any transferee of the proceeds of such drawing or any other act or omission of such beneficiary or transferee in connection with such Letter of Credit;

     (f) The exchange, release, surrender or impairment of any Collateral or other security for the Obligations;

     (g) The occurrence of any Default or Event of Default; or

     (h) Any other circumstance or event whatsoever, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

Any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of fraud, gross negligence or willful misconduct, shall be binding upon the Borrower and each Lender and shall not create or result in any liability of the Issuing Lender to the Borrower or any Lender. It is expressly understood and agreed that, for purposes of determining whether a wrongful payment under a Letter of Credit resulted from the Issuing Lender's gross negligence or willful misconduct, (i) the Issuing Lender's acceptance of documents that appear on their face to comply with the terms of such Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, (ii) the Issuing Lender's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect (so long as such document appears on its face to comply with the terms of such Letter of Credit), and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (iii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute gross negligence or willful misconduct of the Issuing Lender.

     3.8 Cash Collateral Account. At any time and from time to time (i) after
         -----------------------
the occurrence and during the continuance of an Event of Default, the Agent, at the direction or with the consent of the Required Lenders, may require the Borrower to deliver to the Agent such additional amount of cash as is equal to the aggregate Stated Amount of all Letters of Credit at any time outstanding (whether or not any beneficiary under any Letter of Credit shall have drawn or be entitled at such time to draw thereunder) and (ii) in the event of a prepayment under Section 2.6(b), the Agent will retain such amount as may then be required to be retained, such amount to be held by the Agent in a cash collateral account (the "Cash Collateral Account"). The Borrower hereby grants to the Agent, for the benefit of the Issuing Lender and the Lenders, a Lien upon and security interest in the Cash Collateral Account and all amounts held therein from time to time as security for Letter of Credit Exposure, and for application to the Borrower's Reimbursement Obligations as and when the same shall arise. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest on the investment of such amounts in Cash Equivalents, which investments shall be made at the direction of the Borrower (unless a Default or Event of Default shall have occurred and be continuing, in which case the determination as to investments shall be made at the option and in the discretion of the Agent), amounts in the Cash Collateral Account shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. In the event of a drawing, and subsequent payment by the Issuing Lender, under any Letter of Credit at any time during which any amounts are held in the Cash Collateral Account, the Agent will deliver to the Issuing Lender an amount equal to the Reimbursement Obligation created as a result of such payment (or, if the amounts so held are less than such Reimbursement Obligation, all of such amounts) to reimburse the Issuing Lender therefor. Any amounts remaining in the Cash Collateral Account after the expiration of all Letters of Credit and reimbursement in full of the Issuing Lender for all of its obligations thereunder shall be held by the Agent, for the benefit of the Borrower, to be applied against the Obligations in such order and manner as the Agent may direct. If the Borrower is required to provide cash collateral pursuant to Section 2.6(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower on demand, provided that
                                                                   --------
after giving effect to such return (i) the sum of (x) the aggregate principal amount of all Revolving Loans outstanding at such time, (y) the aggregate principal amount of all Swingline Loans outstanding at such time and (z) the aggregate Letter of Credit Exposure of all Lenders at such time would not exceed the aggregate Revolving Credit Commitments at such time and (ii) no Default or Event of Default shall have occurred and be continuing at such time. If the Borrower is required to provide cash collateral as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within two (2) Business Days after all Events of Default have been cured or waived.

     3.9 Effectiveness. Notwithstanding any termination of the Revolving Credit
         -------------
Commitments or repayment of the Loans, or both, the obligations of the Borrower under this Article shall remain in full force and effect until the Issuing Lender and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

                                   ARTICLE IV

                    CONDITIONS OF EFFECTIVENESS AND BORROWING

     4.1 Conditions of Effectiveness and Initial Borrowing. The effectiveness of
         -------------------------------------------------
this Agreement on the Closing Date and the obligation of each Lender to make Loans in connection with the initial Borrowing hereunder (whether or not on the Closing Date) and the obligation of the Issuing Lender to issue the Initial Letter of Credit hereunder (whether or not on the Closing Date), is subject to the satisfaction of the following conditions precedent on the Closing Date:

     (a) The Agent shall have received the following, each dated as of the Closing Date (unless otherwise specified) and, except for the Notes and any certificates or instruments required to be delivered under the Security Agreement, in sufficient copies for each Lender:

          (i) a Revolving Note for each Lender that is a party hereto as of the Closing Date, in the amount of such Lender's Revolving Credit Commitment; and a Swingline Note for the Swingline Lender, in the amount of the Swingline Commitment, in each case duly completed in accordance with the relevant provisions of Section 2.4 and executed by the Borrower;

          (ii) the Subsidiary Guaranty, duly completed and executed by each Subsidiary of the Borrower, and an Intercompany Note, duly completed and executed by each Subsidiary of the Borrower;

          (iii) the Security Agreement, duly completed and executed by the Borrower and each Subsidiary of the Borrower, together with any certificates evidencing the Capital Stock being pledged thereunder as of the Closing Date and undated assignments separate from certificate for any such certificate, duly executed in blank, and any promissory notes being pledged thereunder, duly endorsed in blank;

          (iv) the Mortgages, each duly executed by the Borrower or Subsidiary owning such mortgaged property (provided that the Lenders agree that the
                                     --------
     satisfaction of this condition may be delayed to a date not more than sixty
     (60) days following the Closing Date and the Borrower covenants and agrees to satisfy this condition within such period);

          (v) an intercreditor agreement, duly executed by the Lenders, Holders and Agent (as such terms are defined in the Participation Agreement) under the ELLF and the Borrower and each Subsidiary Guarantor and in form and substance reasonably satisfactory to the Agents and the Lenders; and

          (vi) the favorable opinion of Andrews & Kurth, special counsel to the Borrower, addressed to the Agent and the Lenders and in form and substance reasonably satisfactory to the Agents and the Lenders.

     (b) The Agent shall have received a certificate, signed by the president, the chief executive officer or the chief financial officer of the Borrower, in form and substance satisfactory to the Agent, certifying that (i) all representations and warranties of the Borrower contained in this Agreement and the other Credit Documents are true and correct as of the Closing Date, both immediately before and after giving effect to the consummation of the transactions contemplated hereby and the application of the proceeds thereof,
(ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the consummation of the transactions contemplated hereby and the application of the proceeds thereof,
(iii) both immediately before and after giving effect to the consummation of the transactions contemplated hereby and the application of the proceeds thereof, no Material Adverse Change has occurred since December 31, 2000, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change, and (iv) all conditions to Closing and the initial extensions of credit hereunder (whether or not they occur on the Closing
Date) set forth in this Section have been satisfied or waived as required hereunder.

     (c) The Agent shall have received a certificate, signed by the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Agents, certifying that each of the Borrower and its Subsidiaries, after giving effect to the consummation of the transactions contemplated hereby, (i) has capital sufficient to carry on its businesses as conducted and as proposed to be conducted, (ii) has assets with a fair saleable value, determined on a going concern basis, (y) not less than the amount required to pay the probable liability on its existing debts as they become absolute and matured and
(z) greater than the total amount of its liabilities (including identified contingent liabilities, valued at the amount that can reasonably be expected to become absolute and matured), and (iii) does not intend to, and does not reasonably believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature.

     (d) The Agent shall have received a certificate, signed by the president, the chief executive officer or the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Agents, certifying that the Borrower (i) has issued, or is issuing substantially simultaneously with the initial effectiveness of this Agreement, its Subordinated Notes in the principal face amount of not less than $175,000,000 and (ii) substantially simultaneously with the initial effectiveness of this Agreement, has amended, restated and continued the ELLF.

     (e) The Agent shall have received a certificate of the secretary or an assistant secretary (or comparable officer or manager) of each of the Borrower and its Subsidiaries, in form and substance satisfactory to the Agent, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation (or comparable formative documents) and all amendments thereto of the Borrower or such Subsidiary, as the case may be, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws (or comparable operating agreement, partnership agreement or other documents) of the Borrower or such Subsidiary, as the case may be, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, and (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or comparable governing body or entity) of the Borrower or such Subsidiary, as the case may be, authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and as to the incumbency and genuineness of the signature of each officer of the Borrower or such Subsidiary, as the case may be, executing this Agreement or any of such other Credit Documents, and attaching all such copies of the documents described above.

     (f) The Agent shall have received (i) a certificate as of a recent date of the good standing of each of the Borrower and its Subsidiaries under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction and (ii) a certificate as of a recent date of the qualification of each of the Borrower and its Subsidiaries to conduct business as a foreign business entity in each jurisdiction where it is so qualified as of the Closing Date, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction.

     (g) All legal matters, documentation, and corporate or other proceedings incident to the transactions contemplated hereby (including as related to the Subordinated Notes and the ELLF) shall be satisfactory in form and substance to the Agents; and all documentation (including the form of term sheet for PPM Asset Dispositions and related material agreements) and all legal, regulatory, tax, accounting, corporate structure and other matters relating to the

Restructuring (to the extent finalized, completed or otherwise known as of the Closing Date) shall be satisfactory in form and substance to the Agents;

     (h) All material approvals, permits and consents of any Governmental Authorities or other Persons required in connection with the execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby shall have been obtained, without the imposition of conditions that are not acceptable to the Agents, and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Agents shall have received such copies thereof as they shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court or other Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or that is otherwise related to or arises out of, this Agreement, any of the other Credit Documents or the consummation of the transactions contemplated hereby or thereby, or that, in the opinion of the Agents, could reasonably be expected to have a Material Adverse Effect.

     (i) The Agent shall have received certified reports from an independent search service reasonably satisfactory to it listing any judgment or tax lien filing or Uniform Commercial Code financing statement that (i) names the Borrower as debtor in any of the jurisdictions listed beneath its name on
Schedule 4.1 or (ii) names any Subsidiary Guarantor as debtor in any of the jurisdictions listed beneath its name on Schedule 4.1, and the results thereof shall be satisfactory to the Agent.

     (j) The Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions (including, without limitation, the filing of duly completed and executed (A) Mortgages and (B) UCC-1 financing statements in each jurisdiction listed on Annex A to the Security Agreement) necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed, or arrangements reasonably satisfactory to the Agent for the completion thereof shall have been made (provided that the Lenders agree
                                                 --------
that the satisfaction of this condition with respect to the Mortgages and any UCC-1 fixture filings may be delayed to a date not more than sixty (60) days following the Closing Date and the Borrower covenants and agrees to satisfy this condition within such period).

     (k) The Agent shall have received with respect to each parcel of real property that is subject to a Mortgage, in form and substance satisfactory to the Agent, (i) copies of existing environmental reports and such new or additional environmental reports as may reasonably be requested by the Agent,
(ii) a policy or policies of title insurance insuring the Mortgages as valid first liens on the mortgaged properties, free of liens (other than Permitted Liens) or other exceptions to title not approved and accepted by the Agents,
(iii) flood zone certifications and, as required, certificates of flood insurance, and (iv) other customary closing documents as are reasonably requested by the Agent(provided that the Lenders agree that the satisfaction of
                       --------
this condition may be delayed to a date not more than sixty (60) days following the Closing Date and the Borrower covenants and agrees to satisfy this condition within such period).

     (l) Since December 31, 2000, both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     (m) The Borrower shall have paid (i) to First Union Securities, Inc. and UBS Warburg LLC, the unpaid balance of the fees described in paragraph (2) of the Fee Letter, (ii) to the Agent, for the benefit of each Lender, the Fee described in paragraph (1) of the Fee Letter, (iii) to the Agent, the initial payment of the annual administrative fee described in paragraph (3) of the Fee Letter, and (iv) all other fees and expenses of the Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the Closing Date (including fees and expenses of counsel) in connection with this Agreement and the transactions contemplated hereby.

     (n) The Agent shall have received (A) a Financial Condition Certificate, together with the Pro Forma Balance Sheet and the Projections as described in Sections 5.11(b) and 5.11(c), all of which shall be in form and substance reasonably satisfactory to the Agent and (B) a certificate, signed by the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Agents, certifying that Consolidated EBITDA for the 12-month period ending (i) November 30, 2001 is not less than $151,250,000, and (ii) December 31, 2001 is reasonably expected to be not less than $165,000,000.

     (o) The Agent shall have received a Covenant Compliance Worksheet, duly completed and certified by the chief financial officer of the Borrower and in form and substance satisfactory to the Agent, demonstrating the Borrower's compliance with the financial covenants set forth in Sections 7.1 through 7.5, determined on an annualized basis for the 11-month period ending November 30, 2001 after giving pro forma effect to the consummation of the transactions contemplated hereby and the application of the proceeds thereof and then ending.

     (p) The Agent shall have received evidence satisfactory to it that, (w) all principal, interest and other amounts outstanding with respect to the Terminating Senior Indebtedness shall be repaid and satisfied in full, (x) all commitments to extend credit under the agreements and instruments relating thereto shall be terminated, (y) any Liens securing any Terminating Senior Indebtedness shall be released and any related filings terminated of record (or arrangements satisfactory to the Agent made therefor), and (z) any letters of credit outstanding with respect to the Terminating Senior Indebtedness shall have been terminated or canceled.

     (q) The Agent shall have received evidence in form and substance reasonably satisfactory to it that all of the requirements of Section 6.6 and those provisions of the Security Agreement relating to the maintenance of insurance have been satisfied, including receipt of certificates of insurance evidencing the insurance coverages described on Schedule 5.17 and all other or additional coverages required under the Security Agreement and naming the Agent as loss payee or additional insured, as its interests may appear.

     (r) The Agent shall have received an Account Designation Letter, together with written instructions from an Authorized Officer, including wire transfer information, directing the payment of the proceeds of the initial Loans to be made hereunder.

     (s) The Agent and each Lender shall have received such other documents, certificates, opinions and instruments in connection with the transactions contemplated hereby as it shall have reasonably requested.

     4.2 Conditions of All Borrowings. The obligation of each Lender to make any
         ----------------------------
Loans hereunder, (but excluding Revolving Loans made for the purpose of repaying Refunded Swingline Loans pursuant to Section 2.2), and the obligation of the Issuing Lender to issue any Letters of Credit hereunder, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or date of issuance:

     (a) The Agent shall have received a Notice of Borrowing in accordance with
Section 2.2(b), or (together with the Swingline Lender) a Notice of Swingline Borrowing in accordance with Section 2.2(d), or (together with the Issuing Lender) a Letter of Credit Notice in accordance with Section 3.2, as applicable;

     (b) Each of the representations and warranties contained in Article V and in the other Credit Documents shall be true and correct in all material respects on and as of such Borrowing Date or date of issuance with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made or Letter of Credit to be issued on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);

     (c) No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to the Loans to be made or Letter of Credit to be issued on such date; and

     (d) With respect to Borrowings of Loans other than Swingline Loans, the aggregate amount of cash and Cash Equivalents held by the Borrower and its Subsidiaries shall not have exceeded $10,000,000 for the period of five (5) consecutive Business Days ending on the Business Day immediately prior to such Borrowing; provided that the Borrower may make a Borrowing under such
           --------
circumstances if it certifies in the applicable Notice of Borrowing that substantially all of such cash and Cash Equivalents and the proceeds of such Borrowing will be disbursed to third parties for permitted business purposes within five (5) Business Days following such Borrowing.

     Each giving of a Notice of Borrowing, a Notice of Swingline Borrowing or a Letter of Credit Notice, and the consummation of each Borrowing (including each Swingline Borrowing under the procedures of a cash management program as described in Section 2.2(d)) or issuance of a Letter of Credit, shall be deemed to constitute a representation by the Borrower that the statements contained in subsections (b) and (c) above are true, both as of the date of such notice or request and as of the relevant Borrowing Date or date of issuance. Each Borrowing of a Loan other than a Swingline Loan shall be deemed to constitute a representation by the Borrower that the statements contained in subsection (d) above are true as of the relevant Borrowing Date.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrower represents and warrants to the Agent and the Lenders as follows:

     5.1 Organization and Power. Each of the Borrower and its Subsidiaries (i)
         ----------------------
is a corporation, duly organized, validly existing and in good standing or limited liability company or limited partnership duly organized and validly existing under the laws of the jurisdiction of its organization, (ii) has the full organizational power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign business entity and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

     5.2 Authorization; Enforceability. Each of the Borrower and its
         -----------------------------
Subsidiaries has taken, or on the Closing Date will have taken, all necessary organizational action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery will constitute, the legal, valid and binding obligation of each of the Borrower and its Subsidiaries that is a party hereto or thereto, enforceable against each such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing.

     5.3 No Violation. The execution, delivery and performance by each of the
         ------------
Borrower and its Subsidiaries of this Agreement and each of the other Credit Documents to which it is or will be a party, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws (or comparable organizational documents) or contravene any other Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, (iii) result in a material Limitation on any governmental approval, license, permits and authorizations applicable to the business, operations or properties of Borrower or any of its Subsidiaries or adversely affect the ability of Borrower or any of its Subsidiaries to participate in any Third Party Payor Arrangements, or (iv) except for the Liens granted in favor of the Agent pursuant to the Security Documents and the Permitted Liens, result in or require the creation or imposition of any Lien upon any of its properties or assets. No Subsidiary is a party to any agreement or instrument or otherwise subject to any encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to the Borrower or any other Subsidiary, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

     5.4 Governmental and Third-Party Authorization; Permits.
         ---------------------------------------------------

     (a) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by each of the Borrower and its Subsidiaries of this Agreement or any of the other Credit Documents to which it is or will be a party or the legality, validity or enforceability hereof or thereof, other than (i) filings of Mortgages, Uniform Commercial Code financing statements and other instruments and actions necessary to perfect the Liens created by the Security Documents, (ii) consents, authorizations and filings that have been made or obtained and that are in full force and effect, which consents, authorizations and filings are listed on Schedule 5.4, and (iii) consents and filings the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) Each of the Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses, permits, authorizations and all Reimbursement Approvals necessary to conduct its business as presently conducted and to own or lease and operate its properties, except for those the failure to obtain which would not individually or in the aggregate, have a Material Adverse Effect. There is no pending or, to the knowledge of the Borrower, threatened Limitation of any such governmental approval, license, permit, authorization or Reimbursement Approval of the Borrower or any of its Subsidiaries, except for such Limitations as would not individually or in aggregate, have a Material Adverse Effect. No Medicare or Medicaid certifications are required for operation of the business of the Borrower or any of its Subsidiaries, and neither the Borrower nor any Subsidiary is required to have entered into any Medicare or Medicaid provider agreement for the operation of its business.

     5.5 Litigation. There are no actions, suits, proceedings or, to the
         ----------
knowledge of Borrower, investigations pending or, to the knowledge of the Borrower, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower, any of its Subsidiaries or any of their respective properties that would, be reasonably likely to have a Material Adverse Effect, or (ii) with respect to this Agreement or any of the other Credit Documents.

     5.6 Taxes. Each of the Borrower and its Subsidiaries has timely filed all
         -----
material federal, state and local tax returns and reports required to be filed by it and has paid all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with GAAP. Such returns, as amended (if applicable), accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of the Borrower, other investigation by any Governmental Authority of the tax liability of the Borrower or any of its Subsidiaries, and there is no unresolved claim by any Governmental Authority concerning the tax liability of the

Borrower or any of its Subsidiaries for any period for which tax returns have been or were required to have been filed, other than claims for which adequate reserves have been established in accordance with GAAP. Neither the Borrower nor any of its Subsidiaries has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

     5.7 Subsidiaries. Schedule 5.7 sets forth a list, as of the Closing Date,
         ------------
of all of the Subsidiaries of the Borrower and, as to each such Subsidiary, the percentage ownership (direct and indirect) of the Borrower in each class of its capital stock and each direct owner thereof. Except for the shares of capital stock expressly indicated on Schedule 5.7, there are no shares of capital stock, warrants, rights, options or other equity securities, or other Capital Stock of any Subsidiary of the Borrower outstanding or reserved for any purpose. All outstanding shares of capital stock of each Subsidiary of the Borrower are duly and validly issued, fully paid and nonassessable. The Borrower or a Subsidiary is the sole legal, record and beneficial owner of, and has good and valid title to, all such capital stock, free and clear of all Liens other than the Liens created pursuant to the Security Agreement.

     5.8 Full Disclosure. All factual information heretofore or
         ---------------
contemporaneously furnished to the Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all other such factual information hereafter furnished to the Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading or, in the case of projections, estimates and/or forecasts, is or will be prepared in good faith by the Borrower's senior management and represent or will represent a reasonable estimate of the future performance and financial condition of the Borrower, based on assumptions (including as to business conditions) believed to be reasonable at the time and subject to the uncertainties and approximations inherent in any projections.

     5.9 Margin Regulations. Neither the Borrower nor any of its Subsidiaries is
         ------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock, to extend credit for such purpose or for any other purpose that would violate or be inconsistent with Regulations T, U or X or any provision of the Exchange Act.

     5.10 No Material Adverse Change. There has been no Material Adverse Change
          --------------------------
since December 31, 2000, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     5.11 Financial Matters.
          -----------------

     (a) The Borrower has heretofore furnished to the Agent copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 2000, 1999 and 1998, and the related statements of income, cash flows and stockholders' equity for the fiscal years then ended, together with the opinion of PricewaterhouseCoopers, LLP thereon, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of November 30, 2001, and the related statements of income, cash flows and stockholders' equity for the 11-month period then ended. Such financial statements have been prepared in accordance with GAAP (subject, with respect to the unaudited financial statements, to the absence of notes required by GAAP and to normal year-end adjustments) and present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the respective periods then ended. Except as reflected in the most recent financial statements referred to above and the notes thereto, there are no material liabilities or obligations with respect to the Borrower or any of its Subsidiaries of the type required to be disclosed by GAAP. Consolidated EBITDA for the 11-month period ended November 30, 2001 is not less than $151,250,000.

     (b) The unaudited pro forma balance sheet of the Borrower as of November 30, 2001, a copy of which has heretofore been delivered to the Agent, gives pro forma effect to the issuance of the Subordinated Notes, the initial extensions of credit made under this Agreement, and the payment of transaction fees and expenses related to the foregoing, all as if such events had occurred on such date (the "Pro Forma Balance Sheet"). The Pro Forma Balance Sheet has been prepared in accordance with GAAP (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments) and, subject to stated assumptions made in good faith and having a reasonable basis set forth therein, presents fairly the financial condition of the Borrower on an unaudited pro forma basis as of the date set forth therein after giving effect to the consummation of the transactions described above.

     (c) The Borrower has prepared, and has heretofore furnished to the Agent a copy of, the projected balance sheets and statements of income and cash flows of the Borrower on an annual basis from the fiscal year ending December 31, 2001 through the fiscal year ending December 31, 2007, in each case giving effect to the issuance of the Subordinated Notes, the initial extensions of credit made under this Agreement, the payment of transaction fees and expenses related to the foregoing, and the Restructuring (the "Projections"). In the opinion of management of the Borrower, the assumptions used in the preparation of the Projections were fair, complete and reasonable when made and continue to be fair, complete and reasonable as of the date hereof. The Projections have been prepared in good faith by the senior management of the Borrower, and represent a reasonable estimate of the future performance and financial condition of the Borrower, based on assumptions (including as to business conditions) believed to be reasonable at the time and subject to the uncertainties and approximations inherent in any projections.

     (d) Each of the Borrower and its Subsidiaries, after giving effect to the consummation of the transactions contemplated hereby, (i) has capital sufficient to carry on its businesses as conducted and as proposed to be conducted, (ii) has assets with a fair saleable value, determined on a going concern basis, (y) not less than the amount required to pay the probable liability on its existing debts as they become absolute and matured and (z) greater than the total amount of its liabilities (including identified contingent liabilities, valued at the amount that can reasonably be expected to become absolute and matured), and (iii) does not intend to, and does not reasonably believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature.

     5.12 Ownership of Properties.
          -----------------------

     (a) Each of the Borrower and its Subsidiaries (i) has good and marketable title to all real property owned by it, (ii) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business, (iii) possesses or has rights to use licenses, patents, copyrights, trademarks, service marks, trade names and other assets sufficient to enable it to continue to conduct its business substantially as heretofore conducted and without any material conflict with the rights of others, and (iv) has good title to all of its other properties and assets reflected in the most recent financial statements referred to in Section 5.11(a) (except as sold or otherwise disposed of since the date thereof in the ordinary course of business), in each case under (i), (ii), (iii) and (iv) above free and clear of all Liens other than Permitted Liens.

     (b) Schedule 5.12 lists, as of the Closing Date, all owned real property interests of the Borrower and its Subsidiaries, indicating in each case the identity of the owner, the address of the property, the nature of use of the premises and whether such interest is or shall be subject to a Mortgage.

     5.13 ERISA.
          -----

     (a) Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA, and each Plan is and has been administered in compliance in all material respects with all applicable Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Internal Revenue Code. No ERISA Event (i) has occurred within the five-year period ending immediately prior to the Closing Date, (ii) has occurred and is continuing, or (iii) to the knowledge of the Borrower, is reasonably expected to occur with respect to any Plan. No Plan has any Unfunded Pension Liability as of the most recent annual valuation date applicable thereto, and neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     (b) Neither the Borrower nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan, and to the knowledge of the Borrower neither the Borrower nor any ERISA Affiliate would become subject to any liability under ERISA that would have a Material Adverse Effect if the Borrower or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the most recent valuation date. To the knowledge of the Borrower, no Multiemployer Plan is in "reorganization" or is "insolvent" within the meaning of such terms under ERISA.

     5.14 Environmental Matters.
          ---------------------

     (a) No Hazardous Substances are or have been generated, used, located, released, treated, disposed of or stored by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, by any other Person (including any predecessor in interest) or otherwise, in, on or under any portion of any real property, leased or owned, of the Borrower or any of its

Subsidiaries, except in material compliance with all applicable Environmental Laws, and no portion of any such real property or, to the knowledge of the Borrower, any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries, has been contaminated by any Hazardous Substance; and no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been or is presently the subject of an environmental audit, assessment or remedial action.

     (b) No portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been used by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, by any other Person, as or for a mine, a landfill, a dump or other disposal facility, a gasoline service station, or (other than for petroleum substances stored in the ordinary course of business) a petroleum products storage facility; no portion of such real property or any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems; and there are not and have never been any underground storage tanks situated on any real property, leased or owned, of the Borrower or any of its Subsidiaries.

     (c) All activities and operations of the Borrower and its Subsidiaries are in compliance with the requirements of all applicable Environmental Laws, except to the extent the failure so to comply, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. Each of the Borrower and its Subsidiaries has obtained all licenses and permits under Environmental Laws necessary to its respective operations; all such licenses and permits are being maintained in good standing; and each of the Borrower and its Subsidiaries is in compliance with all terms and conditions of such licenses and permits, except for such licenses and permits the failure to obtain, maintain or comply with which would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is involved in any suit, action or proceeding, or has received any notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged Environmental Claims that, would, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Borrower, there are no threatened actions, suits, proceedings or investigations with respect to any such Environmental Claims, nor any basis therefor.

     5.15 Compliance with Laws. Each of the Borrower and its Subsidiaries has
          --------------------
timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for such Requirements of Law the failure to comply with which, individually or in the aggregate, would not have a Material Adverse Effect.

     5.16 Regulated Industries. Neither the Borrower nor any of its Subsidiaries
          --------------------
is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a

"holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.17 Insurance. Schedule 5.17 sets forth a true and complete summary of all
          ---------
insurance policies or arrangements carried or maintained by the Borrower and its Subsidiaries as of the Closing Date, indicating in each case the insurer, policy number, expiration, amount and type of coverage and deductibles. The assets, properties and business of the Borrower and its Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility.

     5.18 Material Contracts. As of the Closing Date, (i) each Material Contract
          ------------------
has been disclosed in the Borrower's Exchange Act filings in accordance with the requirements of the Exchange Act; (ii) each Material Contract is in full force and effect and is enforceable by the Borrower or the Subsidiary that is a party thereto in accordance with its terms, and (iii) neither the Borrower nor any of its Subsidiaries (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or default under any Material Contract in any material respect or has given notice of termination or cancellation of any Material Contract.

     5.19 Security Documents. The provisions of each of the Security Documents
          ------------------
(whether executed and delivered prior to or on the Closing Date or thereafter) are and will be effective to create in favor of the Agent, for its benefit and the benefit of the Lenders, a valid and enforceable security interest in and Lien upon all right, title and interest of each of the Borrower and its Subsidiaries that is a party thereto in and to the Collateral purported to be pledged by it thereunder and described therein, and upon (i) the initial extension of credit hereunder, (ii) the recording of the Mortgages and payment of all required recording fees and mortgage taxes, (iii) the filing of appropriately completed Uniform Commercial Code financing statements and continuations thereof in the jurisdictions specified therein, (iv) the filing of appropriately completed short-form assignments in the U.S. Patent and Trademark Office and the U.S. Copyright Office, and (v) the possession by the Agent of any certificates evidencing the securities pledged thereby, such security interest and Lien shall constitute a fully perfected and first priority security interest in and Lien upon such right, title and interest of the Borrower or such Subsidiary, as applicable, in and to such Collateral, to the extent that such security interest and Lien can be perfected by such filings, actions and possession, subject only to Permitted Liens.

     5.20 Reimbursement from Third Party Payors. The accounts receivable of the
          -------------------------------------
Borrower and its Subsidiaries have been and will continue to be adjusted to reflect reimbursement policies under all applicable Requirements of Law and other Third Party Payor Arrangements to which the Borrower or such Subsidiary (or the physician practices for which the Borrower or such Subsidiary bills and collects) is subject, and do not exceed in any material respect amounts the Borrower or such Subsidiary (or the physician practices for which the Borrower or such Subsidiary bills and collects) is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to usual charges. All physician practices billings by the Borrower and each Subsidiary pursuant to physician practices' Third Party Payor Arrangements have been made in compliance with all applicable Requirements of Law, except where failure to comply would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; and there has been no intentional or material overbilling or overcollection pursuant to any Third Party Payor Arrangements, other than as created by routine adjustments and disallowances made in the ordinary course of business by the payors with respect to such billings.

     5.21 Fraud and Abuse. Neither the Borrower nor any Subsidiary, nor any of
          ---------------
its partners, members, stockholders (other than the stockholders of the Borrower), officers or directors, acting on behalf of the Borrower or any Subsidiary, have engaged on behalf of Borrower or any Subsidiary in any activities that are prohibited under 42 U.S.C. Section 1320a-7b, 42 U.S.C.
Section 1395nn, or the regulations promulgated thereunder, or related Requirements of Law, or under any similar state law or regulation, or that are prohibited by rules of professional conduct, including, without limitation, the following: (i) knowingly and willfully making or causing to be made a false statement or misrepresentation of a material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or misrepresentation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind, or offering to pay or receive such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or any other government or private third party payor, or (b) in return for purchasing, leasing or ordering or arranging for or recommending purchasing, leasing or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or any other government or private third party payor; (v) making any prohibited referral for designated health services, or presenting or causing to be presented a claim or bill to any individual, third party payor or other entity for designated health services furnished pursuant to a prohibited referral. Neither the Borrower nor any Subsidiary shall be considered to be in breach of this Section 5.21 so long as (A) it shall have taken such actions (including implementation of appropriate internal controls) as may be reasonably necessary to avoid such prohibited actions and (B) such prohibited actions as have occurred, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Revolving Credit Commitments, the termination or expiration of all Letters of Credit (unless fully cash collateralized) and the payment in full of all principal and interest with respect to the Loans and all Reimbursement Obligations together with all other amounts then due and owing hereunder:

     6.1 Financial Statements. The Borrower will deliver to each Lender:
         --------------------

     (a) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending March 31, 2002, unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated statements of income, cash flows and stockholders' equity for the Borrower and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

     (b) Within ninety (90) days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2001, (i) an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, cash flows and stockholders' equity for the Borrower and its Subsidiaries for the fiscal year then ended, including the notes thereto, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, all in reasonable detail and certified by the independent certified public accounting firm regularly retained by the Borrower or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Lenders, together with (y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Borrower and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such
                                           --------  -------
accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) an unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income for the Borrower and its Subsidiaries for the fiscal year then ended, all in reasonable detail.

     6.2 Other Business and Financial Information. The Borrower will deliver to
         ----------------------------------------
each Lender:

     (a) Concurrently with each delivery of the financial statements described in Section 6.1,

          (i) a Compliance Certificate with respect to the period covered by the financial statements then being delivered, executed by a Financial Officer of the Borrower, together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Sections 7.1 through 7.5 as of the last day of the period covered by such financial statements;

          (ii) a report with respect to the period covered by the financial statements then being delivered, executed by a Financial Officer of the Borrower and in form and substance satisfactory to the Agents, detailing each (A) new Management Services Agreement, (B) conversion of a Management Services Agreement from the "net revenue model" to the "earnings model" or other material change to a Management Services Agreement, and (C) termination of a Management Services Agreement, including whether such termination was in connection with a PPM Asset Disposition and whether the affiliated physicians or physician practice group entered into an agreement under the Borrower's "service line model";

     (b) Concurrently with each delivery of the financial statements described in Section 6.1(b), and in any event not later than ninety (90) days after the last day of each fiscal year, beginning with the fiscal year ending December 31, 2002 a certificate executed by a Financial Officer of the Borrower in form and substance satisfactory to the Agent and setting forth the calculation of Excess Cash Flow for such fiscal year;

     (c) As soon as available and in any event within thirty (30) days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2002, a consolidated operating budget for the Borrower and its Subsidiaries for the then-current fiscal year (prepared on a quarterly basis), consisting of a consolidated balance sheet and consolidated statements of income and cash flows, together with a certificate of a Financial Officer of the Borrower to the effect that such budgets have been prepared in good faith and are reasonable estimates of the financial position and results of operations of the Borrower and its Subsidiaries for the period covered thereby; and as soon as available from time to time thereafter, any modifications or revisions to or restatements of such budget;

     (d) Promptly after review by the Borrower's board of directors, copies of any "management letter" submitted to the Borrower or any of its Subsidiaries by its certified public accountants in connection with each annual, interim or special audit, and promptly upon completion thereof, any response reports from the Borrower or any such Subsidiary in respect thereof;

     (e) Promptly upon the sending, filing or receipt thereof, copies of (i) all financial statements, reports, notices and proxy statements that the Borrower or any of its Subsidiaries shall send or make available generally to its shareholders, (ii) all regular, periodic and special reports, registration statements and prospectuses (other than on Form S-8) that the Borrower or any of its Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, and (iii) all press releases made available generally by the Borrower or any of its Subsidiaries to the public concerning material developments in the business of the Borrower and its Subsidiaries, taken as a whole;

     (f) Promptly upon (and in any event within five (5) Business Days after) any Responsible Officer of the Borrower obtaining knowledge thereof, written notice of any of the following:

          (i) the occurrence of any Default or Event of Default, together with a written statement of a Responsible Officer of the Borrower specifying the nature of such Default or Event of Default, the period of existence thereof and, to the extent then determined, the action that the Borrower has taken and proposes to take with respect thereto;

          (ii) the institution or threatened institution of any action, suit, investigation or proceeding against or, to the Borrower's knowledge, affecting the Borrower or any of its Subsidiaries, including any such investigation or proceeding by any Governmental Authority (other than routine periodic inquiries, investigations or reviews), that would, be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, and any material development in any litigation or other proceeding previously reported pursuant to Section 5.5 or this subsection;

          (iii) the receipt by the Borrower or any of its Subsidiaries from any Governmental Authority of (y) any notice asserting any failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law or that threatens the taking of any action against the Borrower or such Subsidiary or sets forth other circumstances that would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, or (z) any notice of any actual or threatened Limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation, authorization or Reimbursement Approval of the Borrower or any of its Subsidiaries, where such action would be reasonably likely to have a Material Adverse Effect;

          (iv) the occurrence of any ERISA Event, together with (x) a written statement of a Responsible Officer of the Borrower specifying the details of such ERISA Event and the action that the Borrower has taken and proposes to take with respect thereto, (y) a copy of any notice, if available, with respect to such ERISA Event that may be required to be filed with the PBGC and (z) a copy of any notice, if available, delivered by the PBGC to the Borrower or such ERISA Affiliate with respect to such ERISA Event;

          (v) the occurrence of any material default under, or any proposed or threatened termination or cancellation of, any Material Contract or other material contract or agreement to which the Borrower or any of its Subsidiaries is a party, the termination or cancellation of which would be reasonably likely to have a Material Adverse Effect;

          (vi) the occurrence of any of the following: (x) the assertion of any Environmental Claim against or affecting the Borrower, any of its Subsidiaries or any of their respective real property, leased or owned; (y) the receipt by the Borrower or any of its Subsidiaries of notice of any alleged violation of or noncompliance with any Environmental Laws; or (z) the taking of any remedial action by the Borrower, any of its Subsidiaries or any other Person in response to the actual or alleged generation, storage, release, disposal or discharge of any Hazardous Substances on, to, upon or from any real property leased or owned by the Borrower or any of its Subsidiaries; but in each case under clauses (x), (y) and (z) above, only to the extent the same would be reasonably likely to have a Material Adverse Effect;

          (vii) the receipt by any Borrower or any of it Subsidiaries of (x) any notice of loss of Joint Commission on Accreditation of Healthcare Organizations accreditation, loss of participation under any material reimbursement program or loss of applicable health care licenses at any facility owned or leased or managed by the Borrower or any of its Subsidiaries; and (y) any other material deficiency notice, compliance order or adverse report issued by any Governmental Authority or accreditation commission having jurisdiction over licensing, accreditation or operation of any such facility or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not promptly complied with or cured, could result in the suspension or forfeiture of any license, certification, or accreditation necessary for any such facility to carry on its business as then conducted or the suspension or termination of any Third Party Payor Arrangement available to the facility; and

          (viii) any other matter or event that has, or would be reasonably likely to have, a Material Adverse Effect, together with a written statement of a Responsible Officer of the Borrower setting forth the nature and period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto; and

     (g) As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of the Borrower or any of its Subsidiaries (including any Plan and any information required to be filed under ERISA) as the Agent or any Lender may from time to time reasonably request.

     6.3 Existence; Franchises; Maintenance of Properties. The Borrower will,
         ------------------------------------------------
and will cause each of its Subsidiaries to, (i) maintain and preserve in full force and effect its legal existence, except as expressly permitted otherwise by
Section 8.1, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals, and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect, and (iii) keep all material properties in good working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced.

     6.4 Compliance with Laws. The Borrower shall, and shall cause each of its
         --------------------
Subsidiaries to comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not be reasonably likely to have a Material Adverse Effect.

     6.5 Payment of Obligations. The Borrower will, and will cause each of its
         ----------------------
Subsidiaries to, (i) pay all liabilities and obligations as and when due (subject to any applicable subordination provisions), except to the extent failure to do so would not be reasonably likely to have a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of the Borrower or any of its Subsidiaries; provided,
                                                                       --------
however, that neither the Borrower nor any of its Subsidiaries shall be required
-------
to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Borrower or such Subsidiary is maintaining adequate reserves with respect thereto in accordance with GAAP.

     6.6 Insurance. The Borrower will, and will cause each of its Subsidiaries
         ---------
to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated, and maintain such other or additional insurance on such terms and subject to such conditions as may be required under any Security Document.

     6.7 Maintenance of Books and Records; Inspection. The Borrower will, and
         --------------------------------------------
will cause each of its Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with GAAP (except as otherwise provided herein) and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) upon written request, permit employees or agents of the Agent or any Lender to visit and inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrower, (and, if requested by Borrower, in the presence of the Borrower), the independent public accountants of the Borrower and its Subsidiaries (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

     6.8 Permitted Acquisitions.
         ----------------------

     (a) Subject to the provisions of subsection (b) below and the requirements contained in the definition of Permitted Acquisition, and subject to the other terms and conditions of this Agreement, the Borrower may from time to time on or after the Closing Date effect Permitted Acquisitions, provided that, with
                                                      --------
respect to each Permitted Acquisition:

          (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such Permitted Acquisition or would exist immediately after giving effect thereto;

          (ii) to the extent payable in cash, the Acquisition Amount with respect thereto (y) shall not exceed $5,000,000, and (z) together with the aggregate of the Acquisition Amounts (to the extent paid or payable in cash) for all other Permitted Acquisitions consummated during any fiscal year, shall not exceed $15,000,000; and

          (iii) the Acquisition Amount with respect thereto (regardless of the form of consideration) (y) shall not exceed $10,000,000, and (z) together with the aggregate of the Acquisition Amounts (regardless of the form of consideration) for all other Permitted Acquisitions consummated during any fiscal year, shall not exceed $20,000,000.

     (b) Not less than ten (10) Business Days prior to the consummation of any Permitted Acquisition with respect to which the Acquisition Amount exceeds $4,000,000, the Borrower shall have delivered to the Agent and each Lender the following:

          (i) a reasonably detailed description of the material terms of such Permitted Acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Person or business that is the subject of such Permitted Acquisition (each, a "Target");

          (ii) historical financial statements of the Target (or, if there are two or more Targets that are the subject of such Permitted Acquisition and that are part of the same consolidated group, consolidated historical financial statements for all such Targets) for the two (2) most recent fiscal years available and, if available, for any interim periods since the most recent fiscal year-end;

          (iii) consolidated projected income statements of the Borrower and its Subsidiaries (giving effect to such Permitted Acquisition and the consolidation with the Borrower of each relevant Target) for the three-year period following the consummation of such Permitted Acquisition, in reasonable detail, together with any appropriate statement of assumptions and pro forma adjustments; provided that this clause (iii) shall apply only
                                --------
     with respect to Acquisitions having an Acquisition Amount in excess of $6,000,000; and

          (iv) a certificate, in form and substance reasonably satisfactory to the Agent, executed by a Financial Officer of the Borrower setting forth the Acquisition Amount (or if such amount cannot be determined, an estimate of the Acquisition Amount based on the knowledge of such Financial Officer) and further to the effect that, to the best of such individual's knowledge,
     (x) the consummation of such Permitted Acquisition will not result in a violation of any provision of this Section, and after giving effect to such Permitted Acquisition and any Borrowings made in connection therewith, the Borrower will be in compliance with the financial covenants contained in Sections 7.1 through 7.5, such compliance determined with regard to calculations made on a pro forma basis in accordance with GAAP (as
                            --- -----
     applicable) as if each Target had been consolidated with the Borrower for those periods applicable to such covenants (such calculations to be attached to the certificate), (y) the Borrower believes in good faith that it will continue to comply with such financial covenants for a period of one year following the date of the consummation of such Permitted Acquisition, and (z) after giving effect to such Permitted Acquisition and any Borrowings in connection therewith, the Borrower believes in good faith that it will have sufficient availability under the Revolving Credit Commitments to meet its ongoing working capital requirements.

     (c) As soon as reasonably practicable after the consummation of any Permitted Acquisition, the Borrower will deliver to the Agent (and to each other Lender as requested) a copy of the fully executed acquisition agreement (including schedules and exhibits thereto) and other material documents and closing papers delivered in connection therewith.

     (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower that (except as shall have been approved in writing by the Required Lenders) all conditions thereto set forth in this Section and in the description furnished under clause (i) of subsection (b) above have been satisfied, that the same is permitted in accordance with the terms of this Agreement, and that the matters certified to by the Financial Officer of the Borrower in the certificate referred to in clause (iv) of subsection (b) above are, to the best of such individual's knowledge, true and correct in all material respects as of the date such certificate is given, which representation and warranty shall be deemed to be a representation and warranty as of the date thereof for all purposes hereunder, including, without limitation, for purposes of Sections 4.2 and 9.1.

     6.9 Creation or Acquisition of Subsidiaries. Subject to the provisions of
         ---------------------------------------
Section 8.5, the Borrower may from time to time create or acquire new Wholly Owned Subsidiaries in connection with Permitted Acquisitions or otherwise, and the Wholly Owned Subsidiaries of the Borrower may create or acquire new Wholly Owned Subsidiaries, provided that:
                    --------

     (a) Concurrently with (and in any event within ten (10) Business Days thereafter) the creation or direct or indirect acquisition by the Borrower thereof, each such new Subsidiary (a) having assets with a gross value (determined in accordance with GAAP) in excess of $110,000 or (b) having commenced the conduct of active business, will execute and deliver to the Agent
(i) a joinder to the Subsidiary Guaranty, pursuant to which such new Subsidiary shall become a party thereto and shall guarantee the payment of the Obligations of the Borrower under this Agreement and the other Credit Documents, and (ii) a joinder to the Security Agreement, pursuant to which such new Subsidiary shall become a party thereto and shall grant to the Agent a first priority Lien upon and security interest in its accounts receivable, inventory, equipment, general intangibles and other personal property as Collateral for its obligations under the Subsidiary Guaranty, subject only to Permitted Liens; provided that if any
                                                          --------
new Subsidiary initially does not meet the criteria of clauses (a) or (b) of this subsection, such Subsidiary shall comply with the provisions hereof within ten (10) Business Days after it first meets either of such criteria;

     (b) Concurrently with a Subsidiary delivering a joinder to the Subsidiary Guaranty as required by Section 6.9(a), the Borrower or parent Subsidiary, as applicable, will execute and deliver to the Agent an amendment or supplement to the Security Agreement pursuant to which all of the Capital Stock of such new Subsidiary owned by the Borrower or such parent Subsidiary shall be pledged to the Agent, together with the certificates evidencing such Capital Stock and undated stock powers duly executed in blank;

     (c) As promptly as reasonably possible, the Borrower and its Subsidiaries will deliver any such other documents, certificates and opinions (including opinions of local counsel in the jurisdiction of organization of each such new Subsidiary), in form and substance reasonably satisfactory to the Agent, as the Agent may reasonably request in connection therewith and will take such other action as the Agent may reasonably request to create in favor of the Agent a perfected security interest in the Collateral being pledged pursuant to the documents described above.

     6.10 Additional Security. The Borrower will, and will cause each of its
          -------------------
Subsidiaries to, grant to the Agent from time to time security interests, mortgages and other Liens in and upon such assets and properties of the Borrower or such Subsidiary as are not covered by the Security Documents executed and delivered on the Closing Date or pursuant to Section 6.9 and as may be reasonably requested from time to time by the Required Lenders (including, without limitation, Liens on assets acquired by the Borrower or a Subsidiary in connection with any Permitted Acquisition); provided that the Borrower and its
                                            --------
Subsidiaries shall promptly grant to the Agent (without the need for any request by the Required Lenders of the Agent) security interests, mortgages and other applicable Liens in and upon all real and personal property at any time acquired out of the ELLF (without the need for any request by the Required Lenders or the Agent) except to the extent such assets are used to secure purchase money financing permitted pursuant to Section 8.3(vi) or another credit facility that would be defined as the ELLF. Such security interests, mortgages and Liens shall be granted pursuant to documentation in form and substance reasonably satisfactory to the Agent and shall constitute valid and perfected security interests and Liens, subject to no Liens other than Permitted Liens. Without limitation of the foregoing, (i) in connection with the grant of any mortgage or deed of trust with respect to any interest in real property, the Borrower will, and will cause each applicable Subsidiary to, at the Borrower's expense, prepare, obtain and deliver to the Agent any environmental assessments, appraisals, surveys, title insurance and other matters or documents as the Agent may reasonably request or as may be required under applicable banking laws and regulations.

     6.11 Further Assurances. The Borrower will, and will cause each of its
          ------------------
Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Agent or the Required Lenders to perfect and maintain the validity and priority of the Liens granted pursuant to the Security Documents and to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Agent and the Lenders under this Agreement and the other Credit Documents.

                                   ARTICLE VII

                               FINANCIAL COVENANTS

     The Borrower covenants and agrees that, until the termination of the Revolving Credit Commitments, the termination or expiration of all Letters of Credit (unless fully cash collateralized) and the payment in full of all principal and interest with respect to the Loans and all Reimbursement Obligations together with all other amounts then due and owing hereunder:

     7.1 Leverage Ratio. The Borrower will not permit the Leverage Ratio as of
         --------------
the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

                                          Maximum
Date                                   Leverage Ratio
----                                   --------------

December 31, 2001 through
     June 30, 2004                       3.25 : 1.0

July 1, 2004 through
     December 31, 2004                  3.00 : 1.00

Thereafter                               2.75 : 1.0

     7.2 Adjusted Leverage Ratio. The Borrower will not permit the Adjusted
         -----------------------
Leverage Ratio as of the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

                                       Maximum Adjusted
Date                                    Leverage Ratio
----                                    --------------

December 31, 2001 through
     June 30, 2004                        5.00 : 1.0

July 1, 2004 through
     December 31, 2004                    4.75 : 1.0

January 1, 2005 through
     December 31, 2005                    4.50 : 1.0

Thereafter                                4.25 : 1.0

     7.3 Senior Leverage Ratio. The Borrower will not permit the Senior Leverage
         ---------------------
Ratio as of the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

                                       Maximum Senior
Date                                   Leverage Ratio
----                                   --------------

December 31, 2001 through
     December 31, 2003                   2.00 : 1.0

January 1, 2004 through
      December 31, 2005                  1.75 : 1.0

Thereafter                               1.50 : 1.0

     7.4 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed
         ---------------------------
Charge Coverage Ratio as of the last day of any fiscal quarter during the periods set forth below to be less than the ratio set forth below opposite such period:

                                        Fixed Charge
Date                                   Coverage Ratio
----                                   --------------

December 31, 2001 through
     December 31, 2003                   1.50 : 1.0

January 1, 2004 through                  1.75 : 1.0
     December 31, 2004

January 1, 2005 through                  2.00 : 1.0
     December 31, 2005

Thereafter                               2.25 : 1.0

     7.5 Capital Expenditures. The Borrower will not permit Capital Expenditures
         --------------------
during any period of four consecutive fiscal quarters (a "Reference Period") ending on the last day of any fiscal quarter during the periods set forth below to be greater than the amount set forth below opposite such period:

                                        Maximum Amount of
Period                                 Capital Expenditures
------                                 --------------------

January 1, 2002 through
     December 31, 2003                     $105,000,000

Each fiscal year thereafter                $115,000,000

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Revolving Credit Commitments, the termination or expiration of all Letters of Credit (unless fully cash collateralized) and the payment in full of all principal and interest with respect to the Loans and all Reimbursement Obligations together with all other amounts then due and owing hereunder:

     8.1 Merger; Consolidation. The Borrower will not, and will not permit or
         ---------------------
cause any of its Subsidiaries to, liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing; provided, however, that:
           --------  -------

          (i) the Borrower may merge or consolidate with another Person so long as (x) the Borrower is the surviving entity, (y) unless such other Person is a Wholly Owned Subsidiary immediately prior to giving effect thereto, such merger or consolidation shall constitute a Permitted Acquisition and the applicable conditions and requirements of Sections 6.8 and 6.9 shall be satisfied, and (z) immediately after giving effect thereto, no Default or Event of Default would exist; and

          (ii) any Subsidiary may merge or consolidate with another Person so long as (x) the surviving entity is the Borrower or a Subsidiary Guarantor,
     (y) unless such other Person is a Wholly Owned Subsidiary immediately prior to giving effect thereto, such merger or consolidation shall constitute a Permitted Acquisition and the applicable conditions and requirements of Sections 6.8 and 6.9 shall be satisfied, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     8.2 Indebtedness. The Borrower will not, and will not permit or cause any
         ------------
of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than:

          (i) Indebtedness incurred under this Agreement, the Notes and the Subsidiary Guaranty;

          (ii) Indebtedness existing on the Closing Date or entered into contemporaneously herewith and described in Schedule 8.2 (including all guaranties related thereto), as amended, modified or supplemented from time to time in conformity with Section 8.9 (or, with respect to the ELLF, as modified or replaced in conformity with the definition thereof);

          (iii) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money, provided that the same shall be paid when
                                     --------
     due except to the extent being contested in good faith and by appropriate proceedings;

          (iv) loans and advances by the Borrower or any Subsidiary Guarantors to any other Subsidiary Guarantor or by any Subsidiary Guarantor to the Borrower, provided that any such loan or advance is subordinated in right
               --------
     of payment to the Obligations and is evidenced by a promissory note, in form and substance satisfactory to the Agent, pledged to the Agent pursuant to the Security Documents;

          (v) Indebtedness of the Borrower under Hedge Agreements entered into in the ordinary course of business and not for speculative purposes;

          (vi) (A) purchase money Indebtedness of the Borrower and its Subsidiaries incurred solely to finance the payment of all or part of the purchase price of any equipment, real property or other fixed assets acquired in the ordinary course of business, including Indebtedness in respect of capital lease obligations, and any renewals, refinancings or replacements thereof (subject to the limitations on the principal amount thereof set forth in this clause (vi)), and (B) other Indebtedness not exceeding $5,000,000 in aggregate amount outstanding at any time and secured by Liens described in Section 8.3(xii); provided that all such Indebtedness shall not exceed $50,000,000 in aggregate principal amount outstanding at any time;

          (vii) other unsecured Indebtedness not exceeding $25,000,000 in aggregate principal amount outstanding at any time;

          (viii) Indebtedness secured by liens permitted under clauses (v) of
     Section 8.3 that is incurred in the ordinary course of business and that does not constitute obligations for borrowed money;

          (ix) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft, or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however,
                                                            --------  -------
     that such Indebtedness is extinguished within five Business Day of incurrence;

          (x) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business; and

          (xi) Indebtedness under any of the foregoing clauses in the form of a guaranty.

     8.3 Liens. The Borrower will not, and will not permit or cause any of its
         -----
Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, or agree to do any of the foregoing, other than the following (collectively, "Permitted Liens"):

          (i) Liens created under the Security Documents;

          (ii) Liens in existence on the Closing Date and set forth on Schedule 8.3;

          (iii) Liens created under the ELLF;

          (iv) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen, suppliers, repairmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

          (v) Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under Section 9.1(j)) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of bids, tenders, statutory obligations, surety and appeal bonds, leases, contracts, progress payments or completion or performance and return-of-money bonds and other similar obligations (other than obligations for the payment of borrowed money) entered into in the ordinary course of business;

          (vi) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

          (vii) Liens securing the purchase money Indebtedness permitted under clause (vi) of Section 8.2, provided that any such Lien (a) shall attach to
                                 --------
     such property concurrently with or within ten (10) days, with respect to personal property, or one hundred eighty (180) days, with respect to real property, after the acquisition thereof by the Borrower or such Subsidiary,
     (b) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Borrower or such Subsidiary and (c) shall not encumber any other property of the Borrower or any of its Subsidiaries;

          (viii) any attachment or judgment Lien not constituting an Event of Default under Section 9.1(h) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

          (ix) Liens arising from the filing, for notice purposes only, of financing statements in respect of true leases;

          (x) Liens on Borrower Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock);

          (xi) with respect to any real property occupied by the Borrower or any of its Subsidiaries, all easements, rights of way, zoning restrictions, licenses and similar charges, restrictions, encumbrances or irregularities or immaterial imperfections of title that are customary or that do not materially impair the use of such property for its intended purposes and all leases and subleases that do not materially interfere with the ordinary course of business by the Borrower or any Subsidiary;

          (xii) other Liens securing obligations of the Borrower and its Subsidiaries not exceeding $5,000,000 in aggregate amount outstanding at any time;

          (xiii) rights of first refusal and, to the extent such disposition would be permitted pursuant to Section 8.4, options to purchase any asset of the Borrower or any Subsidiary, in each case, if not granted in connection with the incurrence of Indebtedness or as credit support for Indebtedness, and

          (xiv) customary set-off rights against deposit accounts established in the ordinary course of business.

     8.4 Disposition of Assets. The Borrower will not, and will not permit or
         ---------------------
cause any of its Subsidiaries to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties (including, without limitation, any Capital Stock of any Subsidiary), or enter into any arrangement with any Person providing for the lease by the Borrower or any Subsidiary as lessee of any asset that has been sold or transferred by the Borrower or such Subsidiary to such Person, or agree to do any of the foregoing, except for:

          (i) sales of inventory and licenses or leases of intellectual property and other assets, in each case in the ordinary course of business;

          (ii) the sale or exchange of damaged, worn-out or used equipment or equipment no longer used or useful in the ordinary course of business to the extent (y) the proceeds of such sale are applied towards, or such equipment is exchanged for, replacement equipment or (z) such equipment is no longer necessary for the operations of the Borrower or its applicable Subsidiary in the ordinary course of business;

          (iii) PPM Asset Dispositions; provided that the Net Cash Proceeds from
                                        --------
     PPM Asset Dispositions shall be applied to prepay the Loans in accordance with, and to the extent required under, the provisions of Section 2.6;

          (iv) the sale or other disposition by the Borrower and its Subsidiaries of any Borrower Margin Stock to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock), provided
                                                                      --------
     that fair value is received in exchange therefor;

          (v) the sale, lease or other disposition of assets by Borrower or a Subsidiary of the Borrower to the Borrower or to a Subsidiary Guarantor if, immediately after giving effect thereto, no Default or Event of Default would exist;

          (vi) dispositions and other transactions made in compliance with the terms of the ELLF of property (y) financed with the proceeds of the ELLF or
     (z) conveyed to the Trust (as defined in the Participation Agreement) by the Borrower or any Subsidiary;

          (vii) transfers of cash or Cash Equivalents for purposes permitted under this Agreement;

          (viii) other transfers of Assets expressly permitted under this Agreement; and

          (ix) the sale or disposition of assets outside the ordinary course of business for fair value and for cash, provided that (w) the Net Cash
                                           --------
     Proceeds from such sales or dispositions do not exceed $10,000,000 in the aggregate for the Borrower and its Subsidiaries, (x) such Net Cash Proceeds are delivered to the Agent promptly after receipt thereof for application in prepayment of the Loans in accordance with, and to the extent required under, the provisions of Section 2.6, (y) in no event shall the Borrower or any of its Subsidiaries sell or otherwise dispose of any of the Capital Stock of any Subsidiary, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     8.5 Investments. The Borrower will not, and will not permit or cause any of
         -----------
its Subsidiaries to, directly or indirectly, purchase, own, invest in or otherwise acquire any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any other Person, or purchase or otherwise acquire (whether in one or a series of related transactions) any portion of the assets, business or properties of another Person (including pursuant to an Acquisition), or create or acquire any Subsidiary, or become a partner or joint venturer in any partnership or joint venture (collectively, "Investments"), or make a commitment or otherwise agree ----------- to do any of the foregoing, other than:

          (i) cash and Cash Equivalents; provided, however that at any time
                                         --------  -------
     Loans in excess of $10,000,000 are outstanding, the aggregate amount of cash and Cash Equivalents held by the Borrower and its Subsidiaries shall not exceed $20,000,000 for any period of five (5) consecutive Business Days;

          (ii) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property and other assets, in each case in the ordinary course of business;

          (iii) Investments consisting of loans and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business, extensions of trade credit in the ordinary course of business, and prepaid expenses incurred in the ordinary course of business;

          (iv) without duplication, Investments consisting of intercompany Indebtedness permitted under clause (iv) of Section 8.2;

          (v) Investments existing on the Closing Date or made pursuant to legally binding written agreements in existence on such date and described in Schedule 8.5;

          (vi) Investments of the Borrower under Hedge Agreements entered into in the ordinary course of business and not for speculative purposes;

          (vii) Investments consisting of the making of capital contributions or the purchase of Capital Stock (a) by the Borrower or any Subsidiary in any other Wholly Owned Subsidiary that is (or immediately after giving effect to such Investment will be) a Subsidiary Guarantor, provided that the
                                                         --------
     Borrower complies with the provisions of Section 6.9, and (b) by any Subsidiary in the Borrower;

          (viii) Permitted Joint Ventures in an aggregate amount, as valued at the time each such Investment is made (and including all commitments for future capital contributions or other further Investments), not exceeding $20,000,000 for all such Investments from and after the Closing Date;

          (ix) other Investments (including Permitted Acquisitions) in an aggregate amount, as valued at the time each such Investment is made, not exceeding $20,000,000 for all such Investments in any fiscal year; provided, that (x) all such Investments shall be considered to be Capital
     --------
     Expenditures of the Borrower or its Subsidiaries and (y) loans to employees to purchase Capital Stock of the Borrower shall not exceed $10,000,000 in aggregate from and after the Closing Date;

          (x) Investments in the Borrower by any Subsidiary;

          (xi) Investments received pursuant to any disposition permitted pursuant to Section 8.4;

          (xii) Investments received as consideration for the settlement of any litigation, arbitration or dispute in parties or full satisfaction of such claim or dispute;

          (xiii) lease, utility and other similar deposits in the ordinary course of business; and

          (xiv) stock, obligations or securities received in settlement of debts credited in the ordinary course of business and owing to the Borrower or any Subsidiary or in satisfaction of judgments.

     8.6 Restricted Payments.
         -------------------

     (a) The Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, declare or make any dividend payment, or make any other distribution of cash, property or assets, in respect of any of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or purchase, redeem, retire or otherwise acquire for value any shares of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or set aside funds for any of the foregoing, except that:

          (i) the Borrower may declare and make dividend payments or other distributions payable solely in its common stock;

          (ii) each Wholly Owned Subsidiary of the Borrower may declare and make dividend payments or other distributions to the Borrower or another Wholly Owned Subsidiary of the Borrower, to the extent not prohibited under applicable Requirements of Law; and

          (iii) the Borrower, (A) may make market repurchases of shares of its outstanding common stock and (B) may repurchase or otherwise take delivery of shares of its outstanding common stock as consideration to the Borrower or a Subsidiary in connection with any PPM Asset Disposition, provided, in
                                                                   --------
     each case, that (x) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto, (y) the Leverage Ratio (as of the last day of the latest fiscal quarter included in a Compliance Certificate) will not be greater than 2.5 to 1.0 after giving pro forma effect thereto and (z) the aggregate Fair Market Value of such repurchases or deliveries shall not at any time exceed $50,000,000, provided, further that the Agents, by written notice to the Borrower at any
     --------  -------
     time, may suspend the Borrower's ability to make any or all such repurchases under clause (A) if the Agents reasonably determine that there has occurred a change in the Medicare or Medicaid statutes, state statutes, case laws, regulations or general instructions, or the interpretation or enforcement of any of the foregoing, the adoption of new federal or state legislation, or a change in any third party reimbursement system, any of which are reasonably likely to materially and adversely affect the business or revenues of the Borrower and its Subsidiaries, taken as a whole.

     (b) The Borrower will not, and will not permit or cause any of its Subsidiaries to, make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Subordinated Indebtedness, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Subordinated Indebtedness, or make any deposit or otherwise set aside funds for any of the foregoing purposes, provided, however, that so long as no Default or
                               --------  -------
Event of Default shall have occurred and be continuing or would occur after giving effect thereto, (i) Subordinated Indebtedness consisting of subordinated physician notes of the Borrower in an aggregate principal amount not to exceed $55,000,000 may be cancelled or retired as consideration to the Borrower or a Subsidiary in connection with any PPM Asset Disposition or the conversion of any Management Services Agreement from the "net revenue model" to the "earnings model" and (ii) the Borrower may, to the extent required by (and pursuant to the terms of) the Subordinated Notes and any other Subordinated Indebtedness that is pari passu with the Subordinated Notes (the "Pari Passu Subdebt"), repurchase
                                             ------------------
Subordinated Notes and Pari Passu Subdebt for cash at a price equal to 100% of the principal amount of such repurchased Subordinated Indebtedness, plus accrued and unpaid interest thereon, provided that, with respect to repurchases under
                             --------
this clause (ii), (x) the Borrower shall give the Agent written notice of each repurchase not less than ten (10) Business Days prior to such repurchase, (y) the amount of any repurchase may not exceed the amount of Excess Proceeds on the date of such repurchase and (z) no repurchase may be made unless (A) all Loans shall have been prepaid and all Letter of Credit Exposure and all Revolving Credit Commitments shall have been cash collateralized to the reasonable satisfaction of the Agent and (B) all obligations (whether or not then-matured) of the Borrower and its Subsidiaries under the ELLF shall have been paid and satisfied or cash collateralized to the reasonable satisfaction of the Agent (as defined in the Participation Agreement).

     8.7 Transactions with Affiliates. The Borrower will not, and will not
         ----------------------------
permit or cause any of its Subsidiaries to, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with any officer, director, stockholder or other Affiliate of the Borrower or any Subsidiary, except in the ordinary course of its business and upon fair and reasonable terms that are no less favorable to it than would obtain in a comparable arm's length transaction with a Person other than an Affiliate of the Borrower or such Subsidiary; provided, however, that nothing contained in this Section shall prohibit:
--------  -------

          (i) transactions described on Schedule 8.7 or otherwise expressly permitted under this Agreement;

          (ii) transactions among or between (a) Borrower and one or more Subsidiaries of Borrower or (b) among the Subsidiaries of Borrower, in each case except as otherwise prohibited under this Agreement;

          (iii) the payment by the Borrower of reasonable and customary compensation to members of its board of directors, officers and employees;

          (iv) the provision of legal and accounting services to their officers, directors and employees in the ordinary course of business and consistent with past practice; and

          (v) indemnification to their officers, directors and employees to the extent permitted by applicable law.

     8.8 Lines of Business. The Borrower will not, and will not permit or cause
         -----------------
any of its Subsidiaries to, engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries on the date hereof and businesses and activities reasonably related thereto or that constitute reasonable extensions thereof, including as described in the offering memorandum for the Subordinated Notes.

     8.9 Certain Amendments. The Borrower will not, and will not permit or cause
         ------------------
any of its Subsidiaries to, (i) amend, modify or waive, or permit the amendment, modification or waiver of, any provision of any agreement or instrument evidencing or governing any Subordinated Indebtedness, the effect of which would be to (a) increase the principal amount due thereunder, (b) shorten or accelerate the time of payment of any amount due thereunder, (c) increase the applicable interest rate or amount of any fees or costs due thereunder, (d) amend any of the subordination provisions thereunder (including any of the definitions relating thereto), (e) make any covenant therein more restrictive or add any new covenant, or (f) otherwise materially and adversely affect the Lenders, or breach or otherwise violate any of the subordination provisions applicable thereto, including, without limitation, restrictions against payment of principal and interest thereon, or (ii) amend, modify or change any provision of its articles or certificate of incorporation or bylaws (or comparable organizational documents), or the terms of any class or series of its Capital Stock, other than in a manner that would not reasonably be expected to adversely affect the Lenders.

     8.10 Limitation on Certain Restrictions. The Borrower will not, and will
          ----------------------------------
not permit or cause any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on (i) the ability of the Borrower and its Subsidiaries to perform and comply with their respective obligations under the Credit Documents or (ii) the ability of any Subsidiary of the Borrower to make any dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to the Borrower or any other Subsidiary, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

     8.11 No Other Negative Pledges. The Borrower will not, and will not permit
          -------------------------
or cause any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any agreement or restriction that prohibits or conditions the creation, incurrence or assumption of any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than as set forth in (i) this Agreement and the Security Documents, (ii) any agreement or instrument creating a Permitted Lien (but only to the extent such agreement or restriction applies to the assets subject to such Permitted Lien), and (iii) operating leases of real or personal property entered into by the Borrower or any of its Subsidiaries as lessee in the ordinary course of business.

     8.12 Fiscal Year. The Borrower will not, and will not permit or cause any
          -----------
of its Subsidiaries to, change the ending date of its fiscal year to a date other than December 31.

     8.13 Accounting Changes. The Borrower will not, and will not permit or
          ------------------
cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required by GAAP.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     9.1 Events of Default. The occurrence of any one or more of the following
         -----------------
events shall constitute an "Event of Default":

     (a) The Borrower shall fail to pay any principal of or interest on any Loan, any Reimbursement Obligation, any fee or any other Obligation (other than any Obligation under a Hedge Agreement) when due or, except with respect to any payment of principal, within three (3) days of when due;

     (b) The Borrower shall fail to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.14, 6.1, 6.2, 6.3(i), 6.8, or 6.9 or in Article VII or Article VIII;

     (c) The Borrower or any of its Subsidiaries shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the other Credit Documents other than those enumerated in subsections
(a) and (b) above, and such failure (i) is deemed by the terms of the relevant Credit Document to constitute an Event of Default without any lapse or time or notice or (ii) shall continue unremedied for any grace period specifically applicable thereto or, if no such grace period is applicable, for a period of thirty (30) days after the earlier of (y) the date on which a Responsible Officer of the Borrower acquires knowledge thereof and (z) the date on which written notice thereof is delivered by the Agent or any Lender to the Borrower; or any default shall occur under any Hedge Agreement to which the Borrower and any Lender or Affiliate of any Lender are parties and shall continue unremedied for any grace period specifically applicable thereto;

     (d) Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement, any of the other Credit Documents or in any certificate or notice furnished in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

     (e) The Borrower or any of its Subsidiaries shall (i) fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) (y) any principal of or interest on any Indebtedness (other than the Indebtedness incurred pursuant to this Agreement, but including all obligations under the Subordinated Notes and the ELLF) having an aggregate principal amount of at least $5,000,000 or (z) any termination or other payment (after giving effect to any allowable set offs against the other party thereto) under any Hedge Agreement covering a notional amount of Indebtedness of at least $5,000,000 or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity (other than prepayments or redemptions expressly permitted hereunder);

     (f) The Borrower or any of its Subsidiaries shall (i) file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in subsection (g) below, (iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action to authorize or approve any of the foregoing;

     (g) Any involuntary petition or case shall be filed or commenced against the Borrower or any of its Subsidiaries seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

     (h) Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (exclusive of amounts fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has acknowledged its liability in writing) in excess of $5,000,000 shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective properties and the same shall not be dismissed, stayed or discharged for a period of thirty (30) days (or such longer period of automatic stay of execution as may be provided under applicable law) or in any event later than five days prior to the date of any proposed sale thereunder;

     (i) Any Security Document to which the Borrower or any of its Subsidiaries is now or hereafter a party shall for any reason cease to be in full force and effect or cease to be effective to give the Agent a valid and perfected security interest in and Lien upon any material part of the Collateral purported to be covered thereby, subject to no Liens other than Permitted Liens, in each case unless any such cessation occurs in accordance with the terms thereof or is due to any act or failure to act on the part of the Agent or any Lender; or the Borrower or any such Subsidiary shall assert any of the foregoing; or any Subsidiary of the Borrower or any Person acting on behalf of any such Subsidiary shall deny or disaffirm such Subsidiary's obligations under the Subsidiary Guaranty;

     (j) Any ERISA Event or any other event or condition shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events and other events or conditions then existing, the Borrower and its ERISA Affiliates have incurred or would be reasonably likely to incur liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $5,000,000;

     (k) Any one or more licenses, permits, accreditations, authorizations or Reimbursement Approvals (to the extent applicable) of the Borrower or any of its Subsidiaries shall be suspended, limited or terminated or shall not be renewed, any Limitation shall occur, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law (including, without limitation, applicable laws and regulations relating to healthcare providers), and such Limitation or other action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

     (l) Any one or more Environmental Claims shall have been asserted against the Borrower or any of its Subsidiaries (or a reasonable basis shall exist therefor); the Borrower and its Subsidiaries have incurred or would be reasonably likely to incur liability as a result thereof; and such liability, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect;

     (m) Any agreement or contract to which the Borrower or any of its Subsidiaries is a party shall be terminated or shall, for any other reason, fail to be in full force and effect and enforceable in accordance with its terms, and such event or condition, together with all other such events or conditions, if any, has or would be reasonably likely to have a Material Adverse Effect;

     (n) There shall occur any uninsured damage to, or loss, theft or destruction of, any Collateral or other properties of the Borrower and its Subsidiaries or any labor dispute, act of God or other casualty that has or would be reasonably likely to have a Material Adverse Effect; or

     (o) Any of the following shall occur: (i) any Person or group of Persons acting in concert as a partnership or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of the Borrower representing 33% or more of the combined voting power of the then outstanding securities of the Borrower ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of the individuals who constituted the Board of Directors as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of the Borrower as of the date hereof (or their replacements approved as herein required).

     9.2 Remedies: Termination of Commitments, Acceleration, etc. Upon and at
         -------------------------------------------------------
any time after the occurrence and during the continuance of any Event of Default, the Agent shall at the direction, or may with the consent, of the Required Lenders, take any or all of the following actions at the same or different times:

     (a) Declare the Revolving Credit Commitments, the Swingline Commitment, and the Issuing Lender's obligation to issue Letters of Credit, to be terminated, whereupon the same shall terminate (provided that, upon the occurrence of an
                                    --------
Event of Default pursuant to Section 9.1(f) or Section 9.1(g), the Revolving Credit Commitments, the Swingline Commitment and the Issuing Lender's obligation to issue Letters of Credit shall automatically be terminated);

     (b) Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts accrued and unpaid under this Agreement, the Notes and the other Credit Documents (but excluding any amounts owing under any Hedge Agreement), shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower (provided that, upon the occurrence of an Event of Default pursuant to Section 9.1(f) or Section 9.1(g), all of the outstanding principal amount of the Loans and all other amounts described in this subsection (b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower);

     (c) Direct the Borrower to deposit (and the Borrower hereby agrees, forthwith upon receipt of notice of such direction from the Agent, to deposit) with the Agent from time to time such additional amount of cash as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding (whether or not any beneficiary under any Letter of Credit shall have drawn or be entitled at such time to draw thereunder), such amount to be held by the Agent in the Cash Collateral Account as security for the Letter of Credit Exposure as described in Section 3.8; and

     (d) Exercise all rights and remedies available to it under this Agreement, the other Credit Documents and applicable law.

     9.3 Remedies: Set-Off. In addition to all other rights and remedies
         -----------------
available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Lender may, and each is hereby authorized by the Borrower, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Borrower, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Lender to or for the credit or the account of the Borrower against any or all of the Obligations to such Lender now or hereafter existing, whether or not such Obligations may be contingent or unmatured, the Borrower hereby granting to each Lender a continuing security interest in and Lien upon all such deposits and other property as security for such Obligations. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application.

                                    ARTICLE X

                                    THE AGENT

     10.1 Appointment. Each Lender hereby irrevocably appoints and authorizes
          -----------
First Union to act as Agent hereunder and under the other Credit Documents and to take such actions as agent on its behalf hereunder and under the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

     10.2 Nature of Duties. The Agent shall have no duties or responsibilities
          ----------------
other than those expressly set forth in this Agreement and the other Credit Documents. The Agent shall not have, by reason of this Agreement or any other Credit Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations or liabilities in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Credit Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

     10.3 Exculpatory Provisions. Neither the Agent nor any of its officers,
          ----------------------
directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Credit Document, or for the financial condition of the Borrower, its Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

     10.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be
          -----------------
fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Agent in accordance with the provisions of this Agreement. The Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Credit Document (i) if such action or omission would, in the reasonable opinion of the Agent, violate any applicable law or any provision of this Agreement or any other Credit Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

     10.5 Non-Reliance on Agent and Other Lenders. Each Lender expressly
          ---------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Agent or any such Person hereafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that (i) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder, and (ii) it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Credit Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except as expressly provided in this Agreement and the other Credit Documents, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of the Borrower, its Subsidiaries or any other Person that may at any time come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     10.6 Notice of Default. The Agent shall not be deemed to have knowledge or
          -----------------
notice of the occurrence of any Default or Event of Default unless the Agent shall have received written notice from the Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished
             --------  -------
to the Lenders, the Agent shall have no obligation to notify the Lenders with respect thereto. The Agent shall (subject to Sections 10.4 and 11.6) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Agent
                                  --------
shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all of the Lenders.

     10.7 Indemnification. To the extent the Agent is not reimbursed by or on
          ---------------
behalf of the Borrower, and without limiting the obligation of the Borrower to do so, the Lenders agree (i) to indemnify the Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including, without limitation, at any time following the repayment in full of the Loans and the termination of the Revolving Credit Commitments) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Credit Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing, and (ii) to reimburse the Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Credit Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

     10.8 The Agent in its Individual Capacity. With respect to its Revolving
          ------------------------------------
Credit Commitment and Swingline Commitment, the Loans made by it, the Letters of Credit issued or participated in by it and the Note or Notes issued to it, the Agent in its individual capacity and not as Agent shall have the same rights and powers under the Credit Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, make investments in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower, any of its Subsidiaries or any of their respective Affiliates as if the Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     10.9 Successor Agent. The Agent may resign at any time by giving ten (10)
          ---------------
days' prior written notice to the Borrower and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Agent (provided that the Borrower's consent shall
                                      --------
not be required in the event a Default or Event of Default shall have occurred and be continuing). If no successor to the Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such ten-day period, then the retiring Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrower, appoint a successor Agent from among the Lenders. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Agent's resignation as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. If no successor to the Agent has accepted appointment as Agent by the thirtieth (30th) day following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of the Agent hereunder and under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided for hereinabove.

     10.10 Collateral Matters.
           ------------------

     (a) The Agent is hereby authorized on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time (but without any obligation) to take any action with respect to the Collateral and the Security Documents that may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Security Documents.

     (b) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Revolving Credit Commitments, termination or expiration of all outstanding Letters of Credit and payment in full of all of the Obligations and all obligations under the ELLF, (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition expressly permitted hereunder or under any other Credit Document or to which the Required Lenders have consented or (iii) otherwise pursuant to and in accordance with the provisions of any applicable Credit Document, provided
                                                                     --------
that the foregoing shall be subject to the terms of the Security Agreement and the Mortgages and any intercreditor agreement relating thereto. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release Collateral pursuant to this subsection (b).

     10.11 Issuing Lender and Swingline Lender. The provisions of this Article
           -----------------------------------
(other than Section 10.9 and 10.10) shall apply to the Issuing Lender and the Swingline Lender mutatis mutandis to the same extent as such provisions apply to
                 ------- --------
the Agent.

     10.12 Syndication Agent, Documentation Agent. Notwithstanding any other
           --------------------------------------
provision of this Agreement or any of the other Credit Documents, the Syndication Agent and the Documentation Agent are named as such for recognition purposes only, and in their capacities as such shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Fees and Expenses. The Borrower agrees (i) whether or not the
          -----------------
transactions contemplated by this Agreement shall be consummated, to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent but excluding salaries of the Agent's regularly employed personnel and overhead incurred or paid by the Agent) in connection with (w) the Agent's due diligence investigation in connection with, and the preparation, negotiation, execution, delivery and syndication of, this Agreement and the other Credit Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto, (x) the administration, monitoring and review of the Loans and the Collateral (including, without limitation, out-of-pocket expenses for travel, meals, long-distance telephone calls, wire transfers, facsimile transmissions and copying and during the continuance of any Default or Event of Default with respect to the engagement of appraisers, consultants, auditors or similar Persons by the Agent to render opinions concerning the Borrower's financial condition and the value of the Collateral), (y) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral and (z) the creation, perfection and maintenance of the perfection of the Agent's Liens upon the Collateral, including, without limitation, Lien search, filing and recording fees, (ii) to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent and each Lender (including, without limitation, reasonable attorneys' fees and expenses but excluding salaries of the Agent's regularly employed personnel and overhead incurred or paid by the Agent) in connection with (y) any refinancing or restructuring of the credit arrangement provided under this Agreement, whether in the nature of a "work-out," in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Credit Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and (iii) to pay and hold the Agent and each Lender harmless from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder's or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Agent or any Lender), that may be payable in connection with the transactions contemplated by this Agreement and the other Credit Documents.

     11.2 Indemnification. The Borrower agrees, whether or not the transactions
          ---------------
contemplated by this Agreement shall be consummated, to indemnify and hold the Agent and each Lender and each of their respective directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, but excluding salaries of the Agent's regularly employed personnel and overhead incurred or paid by the Agent) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, "Indemnified Costs"), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any of the other Credit Documents, any of the transactions contemplated herein or therein or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loans or Letters of Credit (including, without limitation, in connection with the actual or alleged generation, presence, discharge or release of any Hazardous Substances on, into or from, or the transportation of Hazardous Substances to or from, any real property at any time owned or leased by the Borrower or any of its Subsidiaries, any other Environmental Claims or any violation of or liability under any Environmental Law), or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the
               --------  -------
right to be indemnified hereunder for any Indemnified Costs to the extent determined by a final and nonappealable judgment of a court of competent jurisdiction or pursuant to arbitration as set forth herein to have resulted from the gross negligence or willful misconduct of such Indemnified Person. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower, as and when incurred and upon demand.

     11.3 Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND, UNLESS
          --------------------------------------
OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. PROVIDED THAT EACH LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED AND
--------
ENFORCED IN ACCORDANCE WITH THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT OR, IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES OF THE INTERNATIONAL CHAMBER OF COMMERCE AS IN EFFECT FROM TIME TO TIME (THE "ISP"), AND, AS TO MATTERS NOT GOVERNED BY THE ISP, THE LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). THE BORROWER HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN EITHER OF NEW YORK COUNTY, NEW YORK OR MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE AGENT OR ANY LENDER OR THE BORROWER IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR ANY LENDER OR THE BORROWER. THE BORROWER IRREVOCABLY AGREES

TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE
                                                   --------------------
CONDUCT OF ANY SUCH PROCEEDING. THE BORROWER CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH HEREINBELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

     11.4 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND
          --------------------
UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO ANY CREDIT DOCUMENT OR THE TRANSACTIONS RELATED THERETO.

     11.5 Notices. All notices and other communications provided for hereunder
          -------
or in connection herewith or with any other Credit Document shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

     (a) if to the Borrower, to US Oncology, Inc., 16826 Northchase Drive, Suite 1300, Houston, Texas 77060: Attention: Bruce Broussard, Telecopy No. (832) 601-6603;

     (b) if to the Agent, to First Union National Bank, Charlotte Plaza Building, CP-23, 201 South College Street, Charlotte, North Carolina 28288-0680,
Attention: Syndication Agency Services, Telecopy No. (704) 383-0288; and

     (c) if to any Lender, to it at the address set forth on its signature page hereto (or if to any Lender not a party hereto as of the date hereof, at the address set forth in its Assignment and Acceptance);

or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered by overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided
                                                                     --------
that notices and communications to the Agent shall not be effective until received by the Agent.

     11.6 Amendments, Waivers, etc. No amendment, modification, waiver or
          ------------------------
discharge or termination of, or consent to any departure by the Borrower from, any provision of this Agreement or any other Credit Document, shall be effective unless in a writing signed by the Required Lenders (or by the Agent at the direction or with the consent of the Required Lenders), and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, modification, waiver,
             --------  -------
discharge, termination or consent shall:

     (a) unless agreed to by each Lender holding Obligations directly affected thereby, (i) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other monetary Obligations (other than fees payable to the Agent for its own account), or (ii) extend the Maturity Date or any other scheduled date for the payment of any principal of any Loan (including any scheduled date for the mandatory reduction or termination of any Revolving Credit Commitments), any interest on any Loan (other than additional interest payable under Section 2.8(b) at the election of the Required Lenders, as provided therein), any fees (other than fees payable to the Agent for its own account) or any other monetary Obligations or extend the expiry date of any Letter of Credit beyond the seventh day prior to the Maturity Date;

     (b) unless agreed to by all of the Lenders, (i) increase or extend any Revolving Credit Commitment of any Lender (it being understood that a waiver of any Event of Default, if agreed to by the requisite Lenders hereunder, shall not constitute such an increase), (ii) change the percentage of the aggregate Revolving Credit Commitments or of the aggregate unpaid principal amount of the Loans, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take or approve, or direct the Agent to take, any action hereunder (including as set forth in the definition of "Required Lenders"), (iii) except as may be otherwise specifically provided in this Agreement or in any other Credit Document, release all or substantially all of the Collateral or release any material Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, or (iv) change any provision of Section 2.15 or this Section 11.6;

     (c) unless agreed to by the Issuing Lender, the Swingline Lender or the Agent in addition to the Lenders required as provided hereinabove to take such action, affect the respective rights or obligations of the Issuing Lender, the Swingline Lender or the Agent, as applicable, hereunder or under any of the other Credit Documents; and provided further that the Fee Letter may be amended or modified, and any rights thereunder waived, in a writing signed by the parties thereto; and

     (d) unless agreed to by Lenders holding outstanding Loans and unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, outstanding Loans and Letter of Credit Exposure) representing more than two-thirds (66.6%) of the aggregate at such time of all outstanding Loans and unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, the aggregate at such time of all outstanding Loans and Letter of Credit Exposure), except as may be otherwise specifically provided in this Agreement or in any other Credit Document, release a majority (but less than all or substantially all) of the Collateral (to be determined based on the Fair Market Value of the Collateral on or near the time of any such proposed release).

Notwithstanding the foregoing provisions of this Section 11.6, the Agents may grant reasonable extensions of the period for the satisfaction of any of the conditions in Sections 4.1(a)(iv), 4.1(j), and 4.1(k) with respect to the real estate Collateral, provided that (x) the Agents determine that reasonable
                   --------
progress has been made towards the satisfaction of such conditions and that reasonably satisfactory arrangements have been made for the completion thereof and (y) any such extensions may not extend beyond the 180th day following the Closing Date.

     11.7 Assignments, Participations.
          ---------------------------

     (a) Each Lender may assign to one or more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitments, the outstanding Loans made by it, the Note or Notes held by it and its participations in Letters of Credit); provided, however, that (i) any
                                                 --------  -------
such assignment (other than an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the Agent and the Borrower (to be evidenced by its counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld (provided that the
                                                               --------
Borrower's consent shall not be required in the event a Default or Event of Default shall have occurred and be continuing), (ii) each such assignment shall be of a uniform, and not varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (iii) except in the case of an assignment to a Lender or an Affiliate of a Lender, no such assignment shall be in an aggregate principal amount (determined as of the date of the Assignment and Acceptance with respect to such assignment) less than (y) in the case of Revolving Credit Commitments, $2,500,000, determined by combining the amount of the assigning Lender's outstanding Revolving Loans, Letter of Credit Exposure and Unutilized Revolving Credit Commitment being assigned pursuant to such assignment (or, if less, the entire Revolving Credit Commitment of the assigning Lender), provided that in the Agent's discretion such amount may be reduced for
         --------
assignments made in connection with additions to the aggregate Revolving Credit Commitments as provided for in Section 2.1(c), or (z) in the case of Swingline Loans, the entire Swingline Commitment and the full amount of the outstanding Swingline Loans, and (iv) the parties to each such assignment will execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $3,500 to the Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, from and after such assignment relinquish its rights (other than rights under the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Assignment and Acceptance shall, upon the effectiveness thereof, be incorporated into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of the Agent and the other parties hereto as if set forth at length herein.

     (b) The Agent will maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

     (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and, if required, counterexecuted by the Borrower, together with the Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrower and the Lenders. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, will execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of the Assignee (and, if the assigning Lender has retained any portion of its rights and obligations hereunder, to the order of the assigning Lender), prepared in accordance with the applicable provisions of Section 2.4 as necessary to reflect, after giving effect to the assignment, the Revolving Credit Commitments of the Assignee and (to the extent of any retained interests) the assigning Lender, dated the date of the replaced Note or Notes and otherwise in substantially the form of Exhibits A-1 and A-2, as applicable. The Agent will return canceled Notes to the Borrower.

     (d) Each Lender may, without the consent of the Borrower, the Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in all or any portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Revolving Credit Commitments, the outstanding Loans made by it, the Note or Notes held by it and its participations in Letters of Credit); provided, however, that (i) such
                                          --------  -------
Lender's obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Credit Document (except as to actions, to the extent such actions affect the rights of such Participant, that would (x) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other Obligations, (y) extend the Maturity

Date or any other date fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations, or (z) increase or extend the Revolving Credit Commitment of any Lender, it being understood that a waiver of any Default or Event of Default, if agreed to by the requisite Lenders hereunder, shall not constitute such an increase), and (iii) no Participant shall have any rights under this Agreement or any of the other Credit Documents, each Participant's rights against the granting Lender in respect of any participation to be those set forth in the participation agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not granted such participation. Notwithstanding the foregoing, each Participant shall have the rights of a Lender for purposes of Sections 2.16(a), 2.16(b), 2.17, 2.18 and 9.3, and shall be entitled to the benefits thereto, to the extent that the Lender granting such participation would be entitled to such benefits if the participation had not been made, provided that no Participant
                                                 --------
shall be entitled to receive any greater amount pursuant to any of such Sections than the Lender granting such participation would have been entitled to receive in respect of the amount of the participation made by such Lender to such Participant had such participation not been made.

     (e) Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall
                      --------  -------
release a Lender from any of its obligations hereunder.

     (f) Any Lender or Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or Participant or proposed Assignee or Participant any information relating to the Borrower and its Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such Assignee or Participant
                                     --------
or proposed Assignee or Participant agrees in writing for the express benefit of the Borrower to keep such information confidential to the same extent required of the Lenders under Section 11.13.

     11.8 No Waiver. The rights and remedies of the Agent and the Lenders
          ---------
expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Borrower and the Agent or the Lenders or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     11.9 Successors and Assigns. This Agreement shall be binding upon, inure to
          ----------------------
the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, and all references herein to any party shall be deemed to include its successors and permitted assigns; provided, however, that (i) the Borrower shall not sell,
                       --------  -------
assign or transfer any of its rights, interests, duties or obligations under this Agreement without the prior written consent of all of the Lenders and (ii) any Assignees and Participants shall have such rights and obligations with respect to this Agreement and the other Credit Documents as are provided for under and pursuant to the provisions of Section 11.7.

     11.10 Survival. All representations, warranties and agreements made by or
           --------
on behalf of the Borrower or any of its Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof, the making and repayment of the Loans and the issuance and repayment of the Letters of Credit. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of Sections 2.16(a), 2.16(b), 2.17, 2.18, 10.7, 11.1 and 11.2, shall survive the payment in full of all Loans and Letters of Credit, the termination of the Revolving Credit Commitments and all Letters of Credit, and any termination of this Agreement or any of the other Credit Documents.

     11.11 Severability. To the extent any provision of this Agreement is
           ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     11.12 Construction. The headings of the various articles, sections and
           ------------
subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

     11.13 Confidentiality. Each Lender agrees to keep confidential pursuant to
           ---------------
its customary procedures for handling confidential information of a similar nature and in accordance with safe and sound banking practices, all nonpublic information provided to it by or on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Credit Document; provided, however, that any Lender may disclose such information (i) to its
--------  -------
directors, employees and agents and to its auditors, counsel and other professional advisors, that have a reasonable need for access thereto, (ii) at the demand or request of any bank regulatory authority, court or other Governmental Authority having or asserting jurisdiction over such Lender, as may be required pursuant to subpoena or other legal process, or otherwise in order to comply with any applicable Requirement of Law, (iii) in connection with any proceeding to enforce its rights hereunder, under any other Credit Document or under any Hedge Agreement or in any other litigation or proceeding in connection with the Credit Documents or any Hedge Agreement, (iv) to the Agent or any other Lender, (v) to the extent the same has become publicly available other than as a result of a breach of this Agreement and (vi) pursuant to and in accordance with the provisions of Section 11.7(f).

     11.14 Counterparts; Effectiveness. This Agreement may be executed in any
           ---------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Agent and the Borrower of written or telephonic notification of such execution and authorization of delivery thereof.

     11.15 Disclosure of Information. The Borrower agrees and consents to the
           -------------------------
Agent's disclosure of information relating to this transaction to Gold Sheets
                                                                  -----------
and other similar bank trade publications. Such information will consist of deal terms and other information customarily found in such publications.

     11.16 Entire Agreement. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS
           ----------------
EXECUTED AND DELIVERED IN CONNECTION HEREWITH (A) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, (B) SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER FROM FIRST UNION, FIRST UNION SECURITIES, INC., UBS AG, STAMFORD BRANCH AND UBS WARBURG LLC TO THE BORROWER DATED SEPTEMBER 28, 2001, BUT SPECIFICALLY EXCLUDING THE FEE LETTER, AND (C) MAY NOT BE AMENDED, SUPPLEMENTED, CONTRADICTED OR OTHERWISE MODIFIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       US ONCOLOGY, INC.


                                       By:
                                                --------------------------------

                                       Title:
                                                --------------------------------

                             (signatures continued)

                                   FIRST UNION NATIONAL BANK, as Agent and as a
                                     Lender


Revolving Credit                   By:
Commitment:                               --------------------------------------
$19,246,056
                                   Title:
                                          --------------------------------------

                                   Instructions for wire transfers to the Agent:


                                   First Union National Bank
                                   ABA Routing No. 053000219
                                   Charlotte, North Carolina
                                   Account Number:
                                                  ---------------
                                   Account Name:  US Oncology, Inc.
                                   Attention:  Syndication Agency Services

                                   Address for notices as a Lender:

                                   First Union National Bank
                                   301 South College Street
                                   5th Floor, NC-0760
                                   Charlotte, North Carolina 28288-0760
                                   Attention:  Joyce Barry
                                   Telephone:  (704) 374-4151
                                   Telecopy:  (704) 374-4793

                                   Lending Office:

                                   First Union National Bank
                                   Charlotte Plaza Building, CP-23
                                   201 South College Street
                                   Charlotte, North Carolina 28288-0680
                                   Attention:  Syndication Agency Services
                                   Telephone:  (704) 383-3721
                                   Telecopy:  (704) 383-0288

                             (signatures continued)

                                   UBS WARBURG LLC, as Syndication Agent


                                   By:
                                          --------------------------------------

                                   Title:
                                          --------------------------------------


                                   UBS AG, Stamford Branch, as a Lender


Revolving Credit                   By:
Commitment:                               --------------------------------------
$19,246,056                        Title:
                                          --------------------------------------

                                   Address for notices:

                                   Banking Products Services, 6th Floor
                                   677 Washington Blvd.
                                   Stamford, CT  06901
                                   Attention:  Luke Goldsworthy
                                   Telephone:  (203) 719-0481
                                   Telecopy:  (203) 719-4176

                                   Lending Office:

                                   Banking Products Services, 6th Floor
                                   677 Washington Blvd.
                                   Stamford, CT  06901
                                   Attention:  Luke Goldsworthy
                                   Telephone:  (203) 719-0481
                                   Telecopy:  (203) 719-4176

                             (signatures continued)

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Documentation Agent and as a Lender


Revolving Credit                   By:
Commitment:                               --------------------------------------
$19,246,056                        Title:
                                          --------------------------------------

                                   Address for notices:

                                   GE Capital Healthcare Financial Services
                                   20225 Watertower Boulevard
                                   Suite 300
                                   Brookfield, WI  53045
                                   Attention:  Richard S. Berger
                                   Telephone:  (262) 798-4500
                                   Telecopy:  (262) 798-4530

                                   Lending Office:

                                   GE Capital Healthcare Financial Services
                                   20225 Watertower Boulevard
                                   Suite 300
                                   Brookfield, WI  53045
                                   Attention:  Christopher Lau
                                   Telephone:  (262) 798-4489
                                   Telecopy:  (262) 798-4530

                              (signature continued)

                                   BANKERS TRUST COMPANY, as a Lender


Revolving Credit                   By:
Commitment:                               --------------------------------------
$16,496,619                        Title:
                                          --------------------------------------

                                   Address for notices:

                                   31 West 52nd Street
                                   Mail Stop NYC01-0705
                                   New York, NY  10019
                                   Attention:  Diane Rolfe
                                   Telephone:  (646) 324-2194
                                   Telecopy:  (646) 324-7456

                                   Lending Office:

                                   31 West 52nd Street
                                   Mail Stop NYC01-0705
                                   New York, NY  10019
                                   Attention:  Diane Rolfe
                                   Telephone:  (646) 324-2194
                                   Telecopy:  (646) 324-7456

                             (signatures continued)

                                   JPMORGAN CHASE BANK, as a Lender


Revolving Credit                   By:
Commitment:                               --------------------------------------
$13,747,183                        Title:
                                          --------------------------------------

                                   Address for notices:

                                   717 Travis, 8th Floor South
                                   Houston, TX  77002

                                   Attention:  Jerry L. Boyd
                                   Telephone:  (713) 216-0401
                                   Telecopy:  (713) 216-0409

                                   Lending Office:

                                   717 Travis, 8th Floor South
                                   Houston, TX  77002

                                   Attention:  Tiffany Collett
                                   Telephone:  (713) 216-0404
                                   Telecopy:  (713) 216-0409

                                   EXHIBIT A-1
                                   -----------

                                   Borrower's Taxpayer Identification No.
                                                                         -------

                                     FORM OF
                                 REVOLVING NOTE

$                                                              February   , 2002
 -----------                                                           --
                                                       Charlotte, North Carolina

     FOR VALUE RECEIVED, US ONCOLOGY, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
 --------
                               (the "Lender"), at the offices of First Union
------------------------------       ------
National Bank (the "Administrative Agent") located at Charlotte Plaza Building,
                    --------------------
CP-23, 201 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in
the manner provided in the Credit Agreement, dated as of February   , 2002 (as
                                                                  --
amended, modified or supplemented from time to time, the "Credit Agreement"),
                                                          ----------------
among the Borrower, the Lenders from time to time parties thereto, First Union National Bank, as Administrative Agent, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent, the principal
sum of                  DOLLARS ($           ), or such lesser amount as may
       ----------------           -----------
constitute the unpaid principal amount of the Revolving Loans made by the Lender, under the terms and conditions of this promissory note (this "Revolving
                                                                      ---------
Note") and the Credit Agreement. The defined terms in the Credit Agreement are
----
used herein with the same meaning. The Borrower also unconditionally promises to pay interest at such offices on the aggregate unpaid principal amount of this Revolving Note at the rates applicable thereto from time to time as provided in the Credit Agreement.

     This Revolving Note is one of a series of Revolving Notes referred to in the Credit Agreement and is issued to evidence the Revolving Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Revolving Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Revolving Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Revolving Note.

     In the event of an acceleration of the maturity of this Revolving Note on the terms set forth in the Credit Agreement, this Revolving Note shall become immediately due and payable, to the extent permitted by law, without presentation, demand, protest or notice of any kind by the Borrower, all of which are hereby waived by the Borrower.

     In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all reasonable costs of collection, including reasonable attorneys' fees to the extent and on the terms set forth in the Credit Agreement.

         This Revolving Note has been guaranteed by certain Subsidiaries of the Borrower (the "Subsidiary Guarantors") pursuant to a Subsidiary Guaranty dated
               ---------------------
as of February   , 2002. This Revolving Note is secured by a Pledge and Security
               --
Agreement dated as of February   , 2002, among the Borrower, the Subsidiary
                               --
Guarantors and the Administrative Agent.

     This Revolving Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina. To the extent permitted by law, the Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, although the Lender shall not be limited to bringing an action in such courts.

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                            US ONCOLOGY, INC.


                                            By:
                                                   -----------------------------
                                                   Name:
                                                          ----------------------
                                                   Title:
                                                          ----------------------

                                   EXHIBIT A-2
                                   -----------

                                   Borrower's Taxpayer Identification No.
                                                                          ------

                                     FORM OF
                                 SWINGLINE NOTE

$                                                              February   , 2002
 -----------------                                                      --
                                                       Charlotte, North Carolina

     FOR VALUE RECEIVED, US ONCOLOGY, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK
 --------
(the "Swingline Lender"), at the offices of First Union National Bank (the
      ----------------
"Administrative Agent") located at Charlotte Plaza Building, CP-23, 201 South
 --------------------
College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided
in the Credit Agreement, dated as of February   , 2002 (as amended, modified or
                                              --
supplemented from time to time, the "Credit Agreement"), among the Borrower, the
                                     ----------------
Lenders from time to time parties thereto, First Union National Bank, as Administrative Agent, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent, the principal sum of the
principal sum of                  DOLLARS ($           ),or such lesser amount
                 ----------------           -----------
as may constitute the unpaid principal amount of the Swingline Loans made by the Swingline Lender, under the terms and conditions of this promissory note (this "Swingline Note") and the Credit Agreement. The defined terms in the Credit
 --------------
Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest at such offices on the aggregate unpaid principal amount of this Swingline Note at the rates applicable thereto from time to time as provided in the Credit Agreement.

     This Swingline Note is issued to evidence the Swingline Loans made by the Swingline Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Swingline Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Swingline Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Swingline Note.

     In the event of an acceleration of the maturity of this Swingline Note on the terms set forth in the Credit Agreement, this Swingline Note shall become immediately due and payable, to the extent permitted by law, without presentation, demand, protest or notice of any kind by the Borrower, all of which are hereby waived by the Borrower.

     In the event this Swingline Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all reasonable costs of collection, including reasonable attorneys' fees to the extent and on the terms set forth in the Credit Agreement.

     This Swingline Note has been guaranteed by certain Subsidiaries of the Borrower (the "Subsidiary Guarantors") pursuant to a Subsidiary Guaranty dated
               ---------------------
as of February   , 2002. This Swingline Note is secured by a Pledge and Security
               --
Agreement dated as of February   , 2002, among the Borrower, the Subsidiary
                               --
Guarantors and the Administrative Agent.

     This Swingline Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina. To the extent permitted by law, the Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, although the Swingline Lender shall not be limited to bringing an action in such courts.

     IN WITNESS WHEREOF, the Borrower has caused this Swingline Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                            US ONCOLOGY, INC.


                                            By:
                                                   -----------------------------
                                                   Name:
                                                          ----------------------
                                                   Title:
                                                          ----------------------

                                   EXHIBIT B-1
                                   -----------

                                     FORM OF
                               NOTICE OF BORROWING

                                     [Date]

First Union National Bank, as Administrative Agent
Charlotte Plaza Building, 23rd Floor
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services

Ladies and Gentlemen:

     The undersigned, US Oncology, Inc. (the "Borrower"), refers to the Credit
                                              --------
Agreement, dated as of February   , 2002, among the Borrower, certain banks and
                                --
other financial institutions from time to time parties thereto (the "Lenders"),
                                                                     -------
you, as Administrative Agent for the Lenders, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (as amended, modified or supplemented from time to time, the "Credit Agreement," the
                                                          ----------------
terms defined therein being used herein as therein defined), and, pursuant to
Section 2.2(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a Borrowing of Revolving Loans under the Credit Agreement, and to that end sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
                                             ------------------
Section 2.2(b) of the Credit Agreement:

          (i) The aggregate principal amount of the Proposed Borrowing is
     $               ./1/
      ---------------

          (ii) The Loans comprising the Proposed Borrowing shall be initially made as [Base Rate Loans] [LIBOR Loans]./2/

          (iii) [The initial Interest Period for the LIBOR Loans comprising the Proposed Borrowing shall be [one/two/three/six months].]/3/

----------
     /1/ Amount of Proposed Borrowing must comply with Section 2.2(b) of the Credit Agreement.

     /2/ Select the applicable Type of Loans.

     /3/ Include this clause in the case of a Proposed Borrowing comprised of LIBOR Loans, and select the applicable Interest Period.

          (iv) The Proposed Borrowing is requested to be made on
                                                                ---------------
     (the "Borrowing Date")./4/
           --------------

     The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Borrowing Date:

          A. Each of the representations and warranties contained in Article V of the Credit Agreement and in the other Credit Documents is and will be true and correct in all material respects on and as of each such date, with the same effect as if made on and as of each such date, both immediately before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);

          B. No Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing or from the application of the proceeds therefrom; and

          C. After giving effect to the Proposed Borrowing, the sum of (i) the aggregate principal amount of Revolving Loans outstanding, (ii) the aggregate Letter of Credit Exposure of all Lenders, and (iii) the aggregate principal amount of Swingline Loans outstanding, will not exceed the aggregate Revolving Credit Commitments.

                                     Very truly yours,

                                     US ONCOLOGY, INC.


                                     By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

----------
     /4/ Shall be a Business Day and, if the Notice is delivered by 11:00 a.m. (Charlotte, North Carolina time), may be the same day as the date hereof (in the case of Base Rate Loans) or at least three Business Days after the date hereof (in the case of LIBOR Loans).

                                   EXHIBIT B-2
                                   -----------

                                     FORM OF
                          NOTICE OF SWINGLINE BORROWING

                                     [Date]

First Union National Bank, as Administrative Agent
Charlotte Plaza Building, 23rd Floor
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services

First Union National Bank, as  Swingline Lender
Charlotte Plaza Building, 6th Floor
201 South College Street, CP-06
Charlotte, North Carolina  28288-0735
Attention:
            --------------------

Ladies and Gentlemen:

     The undersigned, US Oncology, Inc. (the "Borrower"), refers to the Credit
                                              --------
Agreement, dated as of February   , 2002, among the Borrower, certain banks and
                                --
other financial institutions from time to time parties thereto (the "Lenders"),
                                                                     --------
you, as Administrative Agent for the Lenders, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (as amended, modified or supplemented from time to time, the "Credit Agreement," the
                                                          ----------------
terms defined therein being used herein as therein defined), and, pursuant to
Section 2.2(d) of the Credit Agreement, hereby gives you, as Administrative Agent and as Swingline Lender, irrevocable notice that the Borrower requests a Borrowing of a Swingline Loan under the Credit Agreement, and to that end sets forth below the information relating to such Borrowing (the "Proposed
                                                             --------
Borrowing") as required by Section 2.2(d) of the Credit Agreement:
---------

          (i) The principal amount of the Proposed Borrowing is $           ./1/
                                                                 -----------

          (ii) The Proposed Borrowing is requested to be made on
                    (the "Borrowing Date")./2/
     ---------------      --------------

----------
     /1/ Amount of Proposed Borrowing must comply with Section 2.2(d) of the Credit Agreement.

     /2/ Shall be a Business Day and, if the Notice is delivered by 12:00 p.m. noon (Charlotte, North Carolina time), may be the same day as the date hereof.

     The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Borrowing Date:

          A. Each of the representations and warranties contained in Article V of the Credit Agreement and in the other Credit Documents is and will be true and correct in all material respects on and as of each such date, with the same effect as if made on and as of each such date, both immediately before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);

          B. No Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing or from the application of the proceeds therefrom; and

          C. After giving effect to the Proposed Borrowing, the sum of (i) the aggregate principal amount of Revolving Loans outstanding, (ii) the aggregate Letter of Credit Exposure of all Lenders, and (iii) the aggregate principal amount of Swingline Loans outstanding, will not exceed the aggregate Revolving Credit Commitments.

                                     Very truly yours,

                                     US ONCOLOGY, INC.


                                     By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                                   EXHIBIT B-3
                                   -----------

                                     FORM OF
                        NOTICE OF CONVERSION/CONTINUATION

                                     [Date]

First Union National Bank, as Administrative Agent
Charlotte Plaza Building, 23rd Floor
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services

Ladies and Gentlemen:

     The undersigned, US Oncology, Inc. (the "Borrower"), refers to the Credit
                                              --------
Agreement, dated as of February   , 2002, among the Borrower, certain banks and
                                --
other financial institutions from time to time parties thereto (the "Lenders"),
                                                                     -------
you, as Administrative Agent for the Lenders, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (as amended, modified or supplemented from time to time, the "Credit Agreement," the
                                                          ----------------
terms defined therein being used herein as therein defined), and, pursuant to
Section 2.11(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a [conversion] [continuation]1 of Loans under the Credit Agreement, and to that end sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section 2.11(b) of the
 ------------------------------------
Credit Agreement:

          (i) The Proposed [Conversion] [Continuation] is requested to be made
     on                ./2/
        ---------------

          (ii) The Proposed [Conversion] [Continuation] involves $           /3/
                                                                  -----------
     in aggregate principal amount of Revolving Loans made pursuant to a
     Borrowing on                 ,/4/ which Loans are presently maintained as
                  ----------------
     [Base Rate] [LIBOR]

----------
     /1/ Insert "conversion" or "continuation" throughout the notice, as applicable.

     /2/ Shall be the same Business Day (in the case of any conversion of LIBOR Loans into Base Rate Loans) or at least three Business Days after the date hereof (in the case of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans), and additionally, in the case of any conversion of LIBOR Loans into Base Rate Loans, or continuation of LIBOR Loans, shall be the last day of the Interest Period applicable to such LIBOR Loans.

     /3/ Amount of Proposed Conversion or Continuation must comply with Section 2.11(b) of the Credit Agreement.

     /4/ Insert the applicable Borrowing Date for the Loans being converted or continued.

     Loans and are proposed hereby to be [converted into Base Rate Loans] [converted into LIBOR Loans] [continued as LIBOR Loans]./5/

          (iii) [The initial Interest Period for the Loans being [converted into] [continued as] LIBOR Loans pursuant to the Proposed [Conversion] [Continuation] shall be [one/two/three/six months].]/6/

     The Borrower hereby certifies that the following statement is true both on and as of the date hereof and on and as of the effective date of the Proposed [Conversion] [Continuation]: no Default or Event of Default has or will have occurred and is continuing or would result from the Proposed [Conversion] [Continuation].

                                     Very truly yours,

                                     US ONCOLOGY, INC.


                                     By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

----------
     /5/ Complete with the applicable bracketed language.

     /6/ Include this clause in the case of a Proposed Conversion or Continuation involving a conversion of Base Rate Loans into, or continuation of, LIBOR Loans, and select the applicable Interest Period.

                                   EXHIBIT B-4
                                   -----------

                                     FORM OF
                             LETTER OF CREDIT NOTICE

                                     [Date]

First Union National Bank, as Administrative Agent
Charlotte Plaza Building, 23rd Floor
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attention:  Syndication Agency Services

First Union National Bank, as  Swingline Lender
Charlotte Plaza Building, 6th Floor
201 South College Street, CP-06
Charlotte, North Carolina  28288-0735
Attention:
            --------------------

Ladies and Gentlemen:

     The undersigned, US Oncology, Inc. (the "Borrower"), refers to the Credit
                                              --------
Agreement, dated as of February   , 2002, among the Borrower, certain banks and
                                --
other financial institutions from time to time parties thereto (the "Lenders"),
                                                                     -------
you, as Administrative Agent for the Lenders, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit
                                                                      ------
Agreement," the terms defined therein being used herein as therein defined),
---------
and, pursuant to Section 3.2 of the Credit Agreement, hereby gives you, as Issuing Lender, irrevocable notice that the Borrower requests the issuance of a Letter of Credit for its account under the Credit Agreement, and to that end sets forth below the information relating to such Letter of Credit (the "Requested Letter of Credit") as required by Section 3.2 of the Credit
 --------------------------
Agreement:

          (i) The Business Day on which the Requested Letter of Credit is
     requested to be issued is                ./1/
                               ---------------

          (ii) The Stated Amount of the Requested Letter of Credit is
     $            .
      ------------

          (iii) The expiry date of the Requested Letter of Credit is
                   .
     --------------

----------
     /1/ Shall be at least three Business Days (or such shorter period as is acceptable to the Issuing Lender in any given case) after the date hereof.

          (iv) The name and address of the beneficiary of the Requested Letter of Credit is

     ----------------------------------------------------------.

     The undersigned agrees to complete all application procedures and documents required by you in connection with the Requested Letter of Credit.

     The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of issuance of the Requested Letter of Credit:

               A. Each of the representations and warranties contained in
          Article V of the Credit Agreement and in the other Credit Documents is and will be true and correct in all material respects on and as of each such date, with the same effect as if made on and as of each such date, both immediately before and after giving effect to the issuance of the Requested Letter of Credit (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);

               B. No Default or Event of Default has occurred and is continuing or would result from the issuance of the Requested Letter of Credit; and

               C. After giving effect to the issuance of the Requested Letter of Credit, the sum of (i) the aggregate principal amount of Revolving Loans outstanding, (ii) the aggregate Letter of Credit Exposure of all Lenders, and (iii) the aggregate principal amount of Swingline Loans outstanding, will not exceed the aggregate Revolving Credit Commitments.

                                     Very truly yours,

                                     US ONCOLOGY, INC.


                                     By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                                    EXHIBIT C
                                    ---------

                                     FORM OF
                             COMPLIANCE CERTIFICATE

     THIS CERTIFICATE is given pursuant to Section 6.2(a)(i) of the Credit
Agreement, dated as of February      , 2002, among the undersigned as Borrower,
                                -----
the banks and other financial institutions party thereto from time to time (the "Lenders"), and First Union National Bank, as Administrative Agent for the
 -------
Lenders and as the Issuing Lender (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used but not defined
                   ----------------
herein shall have the meanings given to them in the Credit Agreement.

     The undersigned hereby certifies on behalf of the Borrower that:

     1. He is the duly elected [Chief Executive Officer] [Vice
President-Finance] [Chief Financial Officer] [Principal Accounting Officer] [Treasurer] of the Borrower.

     2. Enclosed with this Certificate are copies of the financial statements of
the Borrower and its Subsidiaries as of              , and for the [fiscal
                                        -------------
quarter] [year] then ended, required to be delivered under Section [6.1(a)] [6.1(b)]] of the Credit Agreement. Such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the date indicated and the results of operations of the Borrower and its Subsidiaries on a consolidated basis for the period covered thereby.

     3. The undersigned officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned officer, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.

     4. The examination described in paragraph (3) above did not disclose the existence or occurrence of any Default or Event of Default (which has not been previously disclosed to the Agent) at the end of the accounting period covered by such financial statements [, except as set forth below].

     5. The undersigned officer has no actual knowledge of the existence or occurrence of any Default or Event of Default (which has not been previously disclosed to the Agent) during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate [, except as set forth below].

     [Describe here or in a separate attachment any exceptions to paragraph (4) or (5) above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it has existed and the action that the Borrower has taken or proposes to take with respect thereto.]

     6. Attached to this Certificate as Attachment A is a Covenant Compliance
                                        ------------
Worksheet reflecting the computation of the financial covenants set forth in
Article VII of the

Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Certificate as of the         day of             ,     .
                      -------        -----------  -----

                              U.S. ONCOLOGY, INC.


                              [signature  of CEO, CFO,  Vice  President-Finance,
                              --------------------------------------------------
                              Principal Accounting Officer, Treasurer]
                              ----------------------------------------

                              Name:
                                    -------------------------------

                              Title:
                                    -------------------------------

                                  ATTACHMENT A

                          COVENANT COMPLIANCE WORKSHEET

--------------------------------------------------------------------------------

Leverage Ratio
(Section 7.1 of the Credit Agreement):

--------------------------------------------------------------------------------

(1)  Consolidated Funded Debt as of the last day of the
     fiscal quarter                                                $
                                                                    ------------

(2)  Consolidated EBITDA for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                     $
                                                                    ------------

(3)  Leverage Ratio (Line 1 divided by Line 2)
                                                                    ------------

(4)  Maximum Leverage Ratio as of the date of
     determination (per Section 7.1 of the Credit
     Agreement)
                                                                    ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Adjusted Leverage Ratio
(Section 7.2 of the Credit Agreement):

--------------------------------------------------------------------------------

(1)  Consolidated Funded Debt as of the last day of the
     fiscal quarter                                            $
                                                                ----------------

(2)  Consolidated Rent for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

          Consolidated Rent multiplied by eight                $
                                                                ----------------

(3) Consolidated EBITDAR for the period of four consecutive fiscal quarters ending as of the last day of the fiscal quarter

(4)  Adjusted Leverage Ratio (Sum of Lines 1 and 2,
     divided by Line 3)
                                                                ----------------

(5)  Maximum Adjusted Leverage Ratio as of the date of
     determination (per Section 7.2 of the Credit
     Agreement)
                                                                ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Senior Leverage Ratio
(Section 7.3 of the Credit Agreement):

--------------------------------------------------------------------------------

(1)  Obligations as of the last day of the fiscal
     quarter                                                   $
                                                                ----------------

(2)  Indebtedness relating to the ELLF as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

(3)  Other Consolidated Funded Debt secured directly or
     indirectly by any Lien as of the last day of the
     fiscal quarter                                            $
                                                                ----------------

(4)  Consolidated EBITDA for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

(5)  Senior Leverage Ratio (Sum of Lines 1 through 3,
     divided by Line 4)
                                                                ----------------

(4)  Maximum Senior Leverage Ratio as of the date of
     determination (per Section 7.3 of the Credit
     Agreement)
                                                                ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Charge Coverage Ratio
(Section 7.4 of the Credit Agreement):

--------------------------------------------------------------------------------

(1)  Consolidated EBITDAR for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

(2)  Consolidated Fixed Charges for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

(3)  Fixed Charge Coverage Ratio (Line 1 divided by
     Line 2)
                                                                ----------------

(4)  Minimum Fixed Charge Coverage Ratio as of the date
     of determination (per Section 7.4 of the Credit
     Agreement)
                                                                ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capital Expenditures
(Section 7.5 of the Credit Agreement):

--------------------------------------------------------------------------------

(1)  Capital Expenditures for the period of four
     consecutive fiscal quarters ending as of the last
     day of the fiscal quarter                                 $
                                                                ----------------

     (a)  Amount of Investments described in Section
          8.5(ix) of the Credit Agreement for the
          period of four consecutive fiscal quarters
          ending as of the last day of the fiscal
          quarter                                              $
                                                                ----------------

(2)  Maximum amount of Capital Expenditures as of the
     date of determination (per Section 7.5 of the
     Credit Agreement)
                                                                ----------------

--------------------------------------------------------------------------------

                                    EXHIBIT D
                                    ---------

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

     THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") is made
                                           -------------------------
this       day of             ,     , by and between
     -----        ------------  ----                 -------------------------
(the "Assignor") and                          (the "Assignee"). Reference is
      --------       ------------------------       --------
made to the Credit Agreement, dated as of February   , 2002 (as amended,
            ----------------                       --
modified or supplemented from time to time, the "Credit Agreement"), among US
                                                 ------ ---------
Oncology, Inc. (the "Borrower"), certain banks and other financial institutions
                     --------
from time to time parties thereto (the "Lenders"), First Union National Bank, as
                                        -------
Administrative Agent for the Lenders (the "Administrative Agent"), UBS Warburg,
                                           --------------------
LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent. Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

     The Assignor and the Assignee hereby agree as follows:

     1. Assignment and Assumption. Subject to the terms and conditions hereof,
        -------------------------
the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and, except as expressly provided herein, without representation or warranty by the Assignor, the interest or interests as of the Effective Date (as hereinafter defined) in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (in its capacity as a Lender thereunder) with respect to each Class of Loans represented by the percentage interest or interests specified with regard to such Class under the heading "Assigned Share" in Item 4 of Annex I (each such assigned interest, an "Assigned
                                                                        --------
Share"), including, without limitation, in the case of its Revolving Loans, the
-----
relevant Assigned Share of all rights and obligations of the Assignor with respect to its Revolving Credit Commitment, Letter of Credit Exposure, Revolving Note and Revolving Loans.

     2. The Assignor. The Assignor (i) represents and warrants that it is the
        ------------
legal and beneficial owner of each interest being assigned by it hereunder, that each such interest is free and clear of any adverse claim, and that as of the date hereof the amount of its Commitments and outstanding Loans of each Class with regard to which an interest is being assigned hereunder (and Letter of Credit Exposure, if applicable) is as set forth in Item 4 of Annex I, (ii) except as set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto.

     3. The Assignee. The Assignee (i) represents and warrants that it is
        ------------
legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently required to have been delivered under Section
6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (iii) agrees that it will, independently and without reliance upon the Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf under the Credit Agreement and the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their respective terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. [To the extent legally entitled to do so, the Assignee will deliver to the Administrative Agent, as and when required to be delivered under the Credit Agreement, duly completed and executed originals of the applicable tax withholding forms described in Section 2.17(d) of the Credit Agreement]./1/

     4. Effective Date. Following the execution of this Assignment and
        --------------
Acceptance by the Assignor and the Assignee, an executed original hereof, together with all attachments hereto, shall be delivered to each of the Administrative Agent and the Borrower (and also to the Administrative Agent, the processing fee referred to in Section 11.7(a) of the Credit Agreement). The effective date of this Assignment and Acceptance (the "Effective Date") shall be
                                                       --------------
the earlier of (i) the date of acceptance hereof by the Administrative Agent and the Borrower or (ii) the date, if any, designated as the Effective Date in Item 5 of Annex I (which date shall be not less than five (5) Business Days after the date of execution hereof by the Assignor and the Assignee). As of the Effective Date, (y) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents, and (z) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights under the provisions of the Credit Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

     5. Payments; Settlement. On or prior to the Effective Date, in
        --------------------
consideration of the sale and assignment provided for herein and as a condition to the effectiveness of this Assignment and Acceptance, the Assignee will pay to the Assignor an amount (to be confirmed between the Assignor and the Assignee) that represents the Assigned Share of the principal

----------
/1/ Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

amount of the Loans of each relevant Class made by the Assignor and outstanding on the Effective Date (together, if and to the extent the Assignor and the Assignee so elect, with the Assigned Share of any related accrued but unpaid interest, fees and other amounts). From and after the Effective Date, the Administrative Agent will make all payments required to be made by it under the Credit Agreement in respect of each interest assigned hereunder (including, without limitation, all payments of principal, interest and fees in respect of the Assigned Share of the Assignor's Commitments and Loans assigned hereunder) directly to the Assignee. The Assignor and the Assignee shall be responsible for making between themselves all appropriate adjustments in payments due under the Credit Agreement in respect of the period prior to the Effective Date. All payments required to be made hereunder or in connection herewith shall be made in Dollars by wire transfer of immediately available funds to the appropriate party at its address for payments designated in Annex I.

     6. Governing Law. This Assignment and Acceptance shall be governed by, and
        -------------
construed in accordance with, the internal laws of the State of North Carolina (without regard to the conflicts of laws principles thereof).

     7. Entire Agreement. This Assignment and Acceptance, together with the
        ----------------
Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

     8. Successors and Assigns. This Assignment and Acceptance shall be binding
        ----------------------
upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

     9. Counterparts. This Assignment and Acceptance may be executed in any
        ------------
number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their duly authorized officers as of the date first above written.

                                    ASSIGNOR:
                                    --------

                                    [NAME OF ASSIGNOR]


                                    By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                    ASSIGNEE:
                                    --------

                                    [NAME OF ASSIGNEE]


                                    By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

ACCEPTED THIS          DAY OF               ,      :
               -------        --------------  -----

FIRST UNION NATIONAL BANK, as Administrative Agent,


By:
      -------------------------------------
      Name:
            -------------------------------
      Title:
             ------------------------------

CONSENTED AND AGREED TO AS OF THE DATE OF ACCEPTANCE BY THE ADMINISTRATIVE
AGENT:

US ONCOLOGY, INC.


By:
      ---------------------------------------
      Name:
            ---------------------------------
      Title:
             --------------------------------

                                     ANNEX I
                                     -------

1.   Borrower: US ONCOLOGY, INC.

2.   Name and Date of Credit Agreement:

     Credit Agreement, dated as of February   , 2002, among US Oncology, Inc.,
                                            --
     certain Lenders from time to time parties thereto, First Union National Bank, as Administrative Agent, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent.

3.   Date of Assignment and Acceptance:                 , 200  .
                                        ----------------     --

4.   Amounts:

                                                          Amount of        Aggregate
                                 Aggregate     Assigned   Assigned       for Assignor
                                for Assignor   Share/2/     Share     (after assignment)
                                ------------   --------     -----     ------------------

(a) Revolving Credit
    Commitment                  $                     %   $           $
                                 -----------   -------     --------    -----------------
(b) Revolving Loans/3/          $                     %   $           $
                                 -----------   -------     --------    -----------------
(c) Letter of Credit Exposure   $                     %   $           $
                                 -----------   -------     --------    -----------------

5.   Effective Date:                    , 200  ./4/
                     -------------------     --

----------
/2/  Percentage taken to up to ten decimal places, if necessary.

/3/  Insert amounts outstanding as of the date of the Assignment and Acceptance.

/4/ Shall be a date not less than five Business Days after the date of the Assignment and Acceptance.

6.   Addresses for Payments:

     Assignor:
                        ---------------------------------

                        ---------------------------------

                        ---------------------------------
                        Attention:
                                   -------------------
                        Telephone:
                                   -------------------
                        Telecopy:
                                  --------------------
                        Reference:
                                   -------------------

     Assignee:
                        ---------------------------------

                        ---------------------------------

                        ---------------------------------
                        Attention:
                                   -------------------
                        Telephone:
                                   -------------------
                        Telecopy:
                                  --------------------
                        Reference:
                                   -------------------

7.   Addresses for Notices:

     Assignor:
                        ---------------------------------

                        ---------------------------------

                        ---------------------------------
                        Attention:
                                   -------------------
                        Telephone:
                                   -------------------
                        Telecopy:
                                  --------------------
                        Reference:
                                   -------------------

     Assignee:
                        ---------------------------------

                        ---------------------------------

                        ---------------------------------
                        Attention:
                                   -------------------
                        Telephone:
                                   -------------------
                        Telecopy:
                                  --------------------
                        Reference:
                                   -------------------



8.   Lending Office of Assignee:

     -------------------------------------

     -------------------------------------

     -------------------------------------
     Attention:
                --------------------
     Telephone:
                --------------------
     Telecopy:
               ---------------------

                                    EXHIBIT E
                                    ---------

                                     FORM OF
                          PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT, dated as of the 1st day of February, 2002 (this "Agreement"), is made by US ONCOLOGY, INC., a Delaware corporation
            ---------
(the "Borrower"), and by each of the undersigned Subsidiaries of the Borrower
      --------
and each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit D (a "Pledgor Accession";
                                                            -----------------
the undersigned Subsidiaries and such other Subsidiaries, collectively, the "Guarantor Pledgors," and together with the Borrower, the "Pledgors"), in favor
 ------------------                                        --------
of FIRST UNION NATIONAL BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the benefit of the Secured Parties (as hereinafter
 ----------------
defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

                                    RECITALS

     A. The Borrower, the Lenders, and the Agent are parties to a Credit Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of
                        ----------------
certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

     B. As a condition to the extension of credit to the Borrower under the Credit Agreement, each of the Guarantor Pledgors that is a party to this Agreement as of the date hereof has entered into a Subsidiary Guaranty, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which each such Guarantor Pledgor has
 -------------------
guaranteed to the Guaranteed Parties (as defined in the Subsidiary Guaranty) the payment in full of the Guaranteed Obligations (as defined in the Subsidiary Guaranty). Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the Subsidiary Guaranty, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.

     C. It is a further condition to the extension of credit to the Borrower under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Credit Agreement, the Subsidiary Guaranty and the other Credit Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement (and any Hedge Agreements), and would not enter into the Credit Agreement (or any Hedge Agreements) without the execution and delivery of this Agreement by the Pledgors.

     D. AOR Synthetic Real Estate, Inc. (the "ELLF Lessee"), the Borrower, the
                                              -----------
Guarantor Pledgors, Wells Fargo Bank Northwest, National Association, not individually, except as expressly stated therein, but solely as the Owner Trustee (as defined in Appendix A to the
                       ----------

Participation Agreement, as defined herein), the Holders (as defined in Appendix
                                                                        --------
A to the Participation Agreement, as defined herein), the Lenders (as defined in
-
Appendix A to the Participation Agreement, as defined herein), and First Union
----------
National Bank, as agent, are parties to an Amended and Restated Participation Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Participation Agreement") which, together with the other
                        -----------------------
Operative Agreements (as defined in Appendix A to the Participation Agreement),
                                    ----------
provide for the availability of certain end loaded lease financing facilities (the "ELLF") to the ELLF Lessee upon the terms and subject to the conditions set
      ----
forth therein.

     E. As a condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements, each of the Borrower and the Guarantor Pledgors that is a party to this Agreement as of the date hereof has entered into an Amended and Restated Credit Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "ELLF Credit Agreement"), pursuant to which
                                     ---------------------
(i) the Borrower and each such Guarantor Pledgor has guaranteed to the Tranche A Lenders (as defined in the Participation Agreement) the payment in full of the Tranche A Obligations (as defined in the Participation Agreement) and (ii) the Borrower has guaranteed to the Financing Parties (as defined in the Participation Agreement) the payment in full of the Company Obligations (as defined in the Participation Agreement). Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the ELLF Credit Agreement pursuant to which such Subsidiaries will guarantee to the Tranche A Lenders the payment in full of the Tranche A Obligations.

     F. It is a further condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Operative Agreements. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the ELLF facilities, and would not enter into the ELLF Credit Agreement and other Operative Agreements without the execution and delivery of this Agreement by the Pledgors.

     G. The Pledgors will obtain benefits as a result of the extensions of credit to the Borrower and the ELLF Lessee as described above, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Defined Terms. For purposes of this Agreement, in addition to the terms
         -------------
defined elsewhere herein, the following terms shall have the meanings set forth below:

     "Accounts" shall mean, collectively, all of each Pledgor's accounts, as
      --------
defined in the Uniform Commercial Code, including without limitation all of such Pledgor's accounts receivable (including without limitation any Medicare, Medicaid and other similar accounts receivable payable by Governmental Authorities), all health-care-insurance receivables, all rights to payment for goods sold or leased or to be sold or to be leased (including all rights to returned or repossessed goods) or for services rendered at any time or for services to be rendered (including all rights to payment under Management Services Agreements and Third Party Payor Arrangements, and any rights to stoppage in transit, repossession and reclamation and other rights of an unpaid vendor or secured party), all rights under or evidenced by book debts, notes, bills, drafts or acceptances, all Instruments evidencing or relating to any of the foregoing, and all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing and constituting secondary obligations, in each case whether now owned or existing or hereafter acquired or arising.

     "Collateral" shall have the meaning given to such term in Section 2.1.
      ----------

     "Collateral Accounts" shall have the meaning given to such term in Section
      -------------------
6.3.

     "Concentration Account" shall have the meaning given to such term in
      ---------------------
Section 4.14.

     "Concentration Agreement" shall have the meaning given to such term in
      -----------------------
Section 4.14.

     "Contracts" shall mean, collectively, all rights of each Pledgor under all
      ---------
leases, contracts and agreements to which such Pledgor is now or hereafter a party, including without limitation all rights, privileges and powers under Management Services Agreements, Third Party Payor Arrangements, Ownership Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements, but excluding rights under (but not excluding Proceeds of) any lease, contract or agreement (including without limitation any License) that by the terms thereof, or under applicable law, cannot be assigned or a security interest granted therein in the manner contemplated by this Agreement unless consent from the relevant party or parties has been obtained and under the terms of which lease, contract or agreement any such assignment or grant of a security interest therein in the absence of such consent would, or could reasonably be expected to, result in the termination thereof, but only to the extent that (x) such rights are subject to such contractual or legal restriction and (y) such restriction is not ineffective pursuant to the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity.

     "Copyright Collateral" shall mean, collectively, all Copyrights and
      --------------------
Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising, but excluding leases, contracts and agreements (including without limitation Licenses) to the extent excluded from Contracts under the definition of such term herein.

     "Copyright License" shall mean any agreement now or hereafter in effect
      -----------------
granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     "Copyrights" shall mean, collectively, all of each Pledgor's copyrights,
      ----------
copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

     "Default" shall mean any event, act or condition which with notice or lapse
      -------
of time, or both, would constitute an Event of Default.

     "Deposit Accounts" shall mean, collectively, all of each Pledgor's deposit
      ----------------
accounts maintained with the Collateral Agent, the Agent or any other bank or depository institution, whether now owned or existing or hereafter acquired or arising and including without limitation all Concentration Accounts and any Collateral Accounts, together with all funds held from time to time therein and all certificates and instruments from time to time representing or evidencing such accounts.

     "Domain Name" shall mean the combination of words and abbreviations that
      -----------
represents a uniquely identifiable internet protocol address of a World Wide Web internet location.

     "Equipment" shall mean, collectively, all of each Pledgor's equipment, as
      ---------
defined in the Uniform Commercial Code, including without limitation all machinery, equipment, computer equipment and software, parts, supplies, appliances, fittings and furniture and fixtures, in each case of every kind and nature, wherever located and whether or not affixed to any real property, and all Mobile Goods, and all accessions, accessories, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired.

     "Event of Default" shall mean either of an "Event of Default" as defined in
      ----------------
Section 9.1 of the Credit Agreement or an "Event of Default" as defined in Appendix A to the Participation Agreement.

     "General Intangibles" shall mean, collectively, all of each Pledgor's
      -------------------
general intangibles, as defined in the Uniform Commercial Code, including without limitation all Contracts, all Copyright Collateral, all Patent Collateral, all Trademark Collateral, all inventions, designs, trade secrets, trade processes, confidential or proprietary technical or business information, know-how, registrations, to include with out limitation, domain name registrations, licenses, permits and franchises, all rights under or evidenced by choses in action, causes of action or Instruments, all indebtedness, obligations and other amounts at any time owing to such Pledgor from any Person and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts (including without limitation all Intercompany Obligations), all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, all invoices, customer lists, books and records, ledger and account cards, computer tapes, disks, software, printouts and other corporate or business records relating to the foregoing, and all other intangible personal property of every kind and nature, and all accessions, additions, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired or arising, but excluding Accounts and excluding leases, contracts and agreements (including without limitation Licenses) to the extent excluded from Contracts under the definition of such term herein.

     "Governmental Accounts" shall have the meaning given to such term in
      ---------------------
Section 4.14.

     "Instruments" shall mean, collectively, all instruments, tangible chattel
      -----------
paper and documents, each as defined in the Uniform Commercial Code, of each Pledgor, whether now owned or existing or hereafter acquired, including those evidencing, representing, securing, arising from or otherwise relating to any Accounts, Intercompany Obligations or other Collateral, including without limitation any promissory notes, drafts, bills of exchange, documents of title and receipts.

     "Intercompany Obligations" shall mean, collectively, all indebtedness,
      ------------------------
obligations and other amounts at any time owing to such Pledgor from any of its Subsidiaries or other Pledgors, all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts, and all instruments or documents (each as defined in the Uniform Commercial Code) evidencing or representing any such indebtedness, obligations or other amounts (including, without limitation, any promissory notes) together with all amendments, modifications and supplements thereto, restatements, extensions and renewals thereof, and substitutions therefor, in each case whether now owned or existing or hereafter acquired or arising.

     "Intercreditor Agreement" shall mean an intercreditor agreement between
      -----------------------
each of the Secured Parties and the Collateral Agent, initially dated as of the date hereof, as amended, modified or supplemented from time to time.

     "Inventory" shall mean, collectively, all of each Pledgor's inventory, as
      ---------
defined in the Uniform Commercial Code, including without limitation all goods manufactured, acquired or held for sale or lease, all raw materials, component materials, work-in-process and finished goods, all supplies, goods and other items and materials used or consumed in the manufacture, production, packaging, shipping, selling, leasing or furnishing of such inventory or otherwise in the operation of the business of such Pledgor, together with all goods in which such Pledgor now or at any time hereafter has any interest or right of any kind, and all goods that have been returned to or repossessed by or on behalf of such Pledgor, in each case whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Pledgor or is held by such Pledgor or by others for the account of such Pledgor, and in each case whether now owned or existing or hereafter acquired or arising.

     "Investment Property" shall mean, collectively, all of each Pledgor's
      -------------------
investment property, as defined in the Uniform Commercial Code, including, without limitation, all certificated securities, uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts (as such terms are defined in the Uniform Commercial Code) of or held by such Pledgor, together with all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing; and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character; together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

    "License" shall mean any Copyright License, Patent License or Trademark
     -------
License.

     "Mobile Goods" shall mean, collectively, all of each Pledgor's motor
      ------------
vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.

     "Ownership Agreements" shall have the meaning given to such term within the
      --------------------
definition of "Pledged Interests."

     "Partner Obligations" shall have the meaning given to such term in Section
      -------------------
6.6.

     "Patent Collateral" shall mean, collectively, all Patents and all Patent
      -----------------
Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising, but excluding leases, contracts and agreements (including without limitation Licenses) to the extent excluded from Contracts under the definition of such term herein.

     "Patent License" shall mean any agreement of each Pledgor now or hereafter
      --------------
in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by such Pledgor or which such Pledgor otherwise has the right to license, is in existence, or granting to such Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of such Pledgor under any such agreement.

     "Patents" shall mean, collectively, all of each Pledgor's letters patent,
      -------
whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including without limitation the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

     "Pledge Amendment" shall have the meaning given to such term in Section
      ----------------
5.1(b).

     "Pledged Interests" shall mean, collectively, to the extent owned or held
      -----------------
by each Pledgor, all of the issued and outstanding shares, interests or other equivalents of capital stock of each Person that is a direct Subsidiary of such Pledgor as of the date hereof or that becomes a direct Subsidiary of such Pledgor at any time after the date hereof, at any time now or hereafter owned by such Pledgor, whether voting or non-voting and whether common or preferred; all partnership, joint venture, limited liability company or other equity interests in each Person not a corporation that is a direct Subsidiary of such Pledgor as of the date hereof or that becomes a direct Subsidiary of such Pledgor at any time after the date hereof, at any time now or hereafter owned by such Pledgor; all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any such capital stock or equity interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time (collectively, "Ownership Agreements"); all rights of access to the
                             --------------------
books and records of any such Subsidiary; and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Pledgor's right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement; together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

     "Proceeds" shall have the meaning given to such term in Section 2.1.
      --------

     "Required Secured Parties" shall mean, at any time, the Secured Parties
      ------------------------
holding outstanding Loans, unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, outstanding Loans and Letter of Credit Exposure) and Tranche A Loans, Tranche B Loans and Holder Advances (as such terms are defined in Appendix A to the Participation Agreement) representing more than fifty percent (50%) of the aggregate at such time of all outstanding Loans, unutilized Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, the aggregate at such time of all outstanding Loans and Letter of Credit Exposure) and Tranche A Loans, Tranche B Loans and Holder Advances.

     "Secured Obligations" shall have the meaning given to such term in Section
      -------------------
2.2.

     "Secured Parties" shall mean, collectively, (i) the Lenders (including the
      ---------------
Issuing Lender and the Swingline Lender in their capacity as such, and including any Lender (or an Affiliate of any Lender) in its capacity as a counterparty to any Hedge Agreement with the Borrower which is required or permitted under the Credit Agreement) and the Agent, (ii) the Tranche A Lenders and the other Financing Parties, as each such term is defined in Appendix A to the
                                                   ----------
Participation Agreement, and (iii) the Collateral Agent.

     "Securities Act" shall have the meaning given to such term in Section 6.5.
      --------------

     "Specified Contracts" shall have the meaning given to such term in Section
      -------------------
3.8.

     "Termination Requirements" shall have the meaning given to such term in
      ------------------------
Section 8.3(ix).

     "Trademark Collateral" shall mean, collectively, all Trademarks and
      --------------------
Trademark Licenses to which each Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising, but excluding leases, contracts and agreements (including without limitation Licenses) to the extent excluded from Contracts under the definition of such term herein.

     "Trademark License" shall mean any agreement of each Pledgor now or
      -----------------
hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by such Pledgor or which such Pledgor otherwise has the right to license, or granting any right to such Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     "Trademarks" shall mean, collectively, all of each Pledgor's trademarks,
      ----------
service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as the
      -----------------------
same may be in effect from time to time in the State of North Carolina; provided
                                                                        --------
that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, then as to the validity or perfection, as the case may be, of such security interest, "Uniform Commercial Code" shall mean the Uniform Commercial
                    -----------------------
Code as in effect from time to time in such other jurisdiction.

     1.2 Other Terms. All terms in this Agreement that are not capitalized shall
         -----------
have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

                                   ARTICLE II

                          CREATION OF SECURITY INTEREST

     2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges,
         -------------------------------------
assigns and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):
 ----------

          (i) all Accounts;

          (ii) all Contracts (including, without limitation, Management Services Agreements);

          (iii) all Deposit Accounts;

          (iv) all Equipment;

          (v) all Pledged Interests;

          (vi) all Intercompany Obligations;

          (vii) all General Intangibles;

          (viii) all Inventory;

          (ix) all Instruments;

          (x) all Investment Property;

          (xi) to the extent not covered or not specifically excluded by clauses
     (i) through (x) above, all of such Pledgor's other personal property, whether now owned or existing or hereafter arising or acquired, including without limitation all letter of credit rights; and

          (xii) any and all proceeds, as defined in the Uniform Commercial Code, products, rents and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Collateral Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, "Proceeds"). For purposes of this Agreement, the
                                --------
     term "Proceeds" includes whatever is receivable or received when

     Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

     2.2 Security for Secured Obligations. Each of the Pledgors agrees that the
         --------------------------------
Collateral pledged, assigned or delivered by such Pledgor hereunder shall secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of such Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with this Agreement, the Credit Agreement, the Subsidiary Guaranty, any of the other Credit Documents to which it is or hereafter becomes a party, any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and any Lender or Affiliate of any Lender are parties, or the ELLF Credit Agreement or any of the other Operative Agreements, including without limitation (i) in the case of the Borrower, all Obligations, including without limitation all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including without limitation the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to any Lender or Affiliate of any Lender under any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and such Lender or Affiliate thereof are parties (including any such Hedge Agreement with a party that subsequently ceases to be a Lender, which Hedge Agreement is entered into prior to the date such party ceases to be a Lender), (ii) in the case of any Guarantor Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Subsidiary Guaranty) in respect of the Guaranteed Obligations, (iii) in the case of the Borrower or any Guarantor Pledgor, all of its liabilities and obligations as a Tranche A Guarantor (as defined in Appendix A to the Participation Agreement) in respect of the Tranche A Obligations, (iv) in the case of the Borrower, all of its liabilities and obligations in respect of the Company Obligations and (v) in the case of the ELLF Lessee, all of its liabilities and obligations under the ELLF Lease; and in each case under clauses (i) through (v) above, (A) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (B) all fees, costs and expenses payable by such Pledgor under Section 8.1 (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the "Secured Obligations").
 -------------------

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Each Pledgor represents and warrants as follows:

     3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a
         -----------------------
lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted hereunder and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Collateral Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Collateral Agent as secured party and (iii) as may be otherwise permitted by the Credit Agreement.

     3.2 Security Interests; Filings. This Agreement, together with (i) the
         ---------------------------
filing of duly completed and executed Uniform Commercial Code financing statements (A) naming each Pledgor as debtor, (B) naming the Collateral Agent as secured party, and (C) describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex B hereto, (ii) the filing of duly completed and executed grants of security interest in the forms set forth as Exhibits B and C with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to federally registered Copyright Collateral, Patent Collateral, and Trademark Collateral of each Pledgor, as the case may be, (iii) the registration of transfer thereof to the Collateral Agent on the issuer's books or the execution by the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code with regard to uncertificated Investments, (iv) the notation of the Collateral Agent's security interest on the applicable certificates of title or ownership with regard to Mobile Goods covered by a certificate of title or ownership, and (v) the delivery to the Collateral Agent of all stock certificates and certificated Instruments included in the Collateral, together with undated stock powers duly executed in blank (and assuming continued possession thereof by the Collateral Agent and that the Collateral Agent has acquired its security interest and taken possession of such stock certificates and Instruments without notice of any adverse interests), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings, actions or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-109, 9-309 or 9-310 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code (it being specifically noted that the Collateral Agent may at its option, but shall not be required to, require that any bank or other depository institution at which a Deposit Account is maintained enter into a written control agreement or take such other action as may be necessary to perfect the security interest of the Collateral Agent in such Deposit Account and the funds therein).

     3.3 Locations. Annex C lists, as to each Pledgor, (i) its exact legal name,
         ---------
(ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and each other place of business, (iv) the address of each location of all original invoices, ledgers, chattel paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, and (v) the address of each location at which any Equipment or Inventory (other than Mobile Goods and goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Annex C are owned or leased by the applicable Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex C, and no Pledgor has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex C.

     3.4 Authorization; Consent. No authorization, consent or approval of, or
         ----------------------
declaration or filing with, any Governmental Authority (including without limitation any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Collateral Agent provided for herein, or the exercise by the Collateral Agent of its rights and remedies hereunder, except for (i) the filings described in Section 3.2, (ii) in the case of Accounts owing from any federal governmental agency or authority (other than pursuant to the federal Medicare and Medicaid programs), the filing by the Collateral Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, (iii) in the case of Medicare and Medicaid Accounts, compliance with the applicable provisions of the federal Social Security Act (and, in the case of Medicaid Accounts, any analogous provisions of applicable state law) to the extent a Lien or security interest is permitted therein, and (iv) in the case of Pledged Interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally.

     3.5 No Restrictions. Except for the provisions of the federal Medicare and
         ---------------
Medicaid statutes and the regulations thereunder restricting assignment of Medicare and Medicaid Accounts (but not proceeds thereof ) and the federal Anti-Assignment Act and Anti-Claims Act, as amended, there are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor's ability to grant to the Collateral Agent a Lien upon and security interest in the Collateral pursuant to this Agreement, or (except for the provisions of the federal Medicare and Medicaid statutes and the regulations thereunder restricting assignment of Medicare and Medicaid Accounts (but not proceeds thereof) and the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Collateral Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and (except as permitted under this Agreement, the Credit Agreement or the Operative Agreements) there are no contractual restrictions on any Pledgor's ability so to grant such Lien and security interest.

     3.6 Accounts. Each Account is, or at the time it arises will be: (i) with
         --------
respect to accounts receivable, a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Collateral Agent, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any tangible chattel paper or other Instrument; or if so, any such tangible chattel paper or other Instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Collateral Agent and delivered to the Collateral Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would materially impair the validity or enforcement of the Accounts, taken as a whole.

     3.7 Pledged Interests. As of the date hereof, (i) the Pledged Interests
         -----------------
required to be pledged hereunder by each Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Pledged Interests (in the case of issuers other than corporations) as described beneath such Pledgor's name in Part I of Annex A and (ii) Part II of Annex A contains a true and complete listing with respect to each Pledgor of all Intercompany Obligations evidenced by a promissory note or other instrument and held by such Pledgor. All of the Pledged Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual (except as set forth in Section 3.4) or other restrictions upon transfer. As to each issuer thereof, the Pledged Interests pledged hereunder constitute 100% of the outstanding capital stock of or other equity interests in such issuer, except as set forth in Part I of Annex A.

     3.8 Specified Contracts. As to (i) each Ownership Agreement, (ii) each
         -------------------
"material contract" (within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act) to which the Borrower hereafter is a party, by which it or its respective properties hereafter is bound or to which it hereafter is subjected, and (iii) each Management Services Agreement (the foregoing, collectively, "Specified Contracts"), (w) such Pledgor is not in default in any
               -------------------
material respect under any material Specified Contract (individually or in the aggregate), and to the knowledge of such Pledgor, none of the other parties to such Specified Contract is in default in any material respect thereunder (except as shall have been disclosed to the Collateral Agent), (x) such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of the Pledgor, enforceable against such party in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (y) the performance by such Pledgor of its obligations under such Specified Contract in accordance with its terms will not contravene any Requirement of Law or any contractual restriction binding on or affecting such Pledgor or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties (except for Permitted Liens), and (z) to the extent requested by the Collateral Agent, such Pledgor has (or promptly upon such request will have) furnished the Collateral Agent with a correct and complete copy of each Specified Contract to which it is a party as then in effect.

     3.9 Intellectual Property. Annexes D, E, F and G correctly set forth all
         ---------------------
registered Copyrights, Patents, Trademarks and Domain Names owned by any Pledgor as of the date hereof and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents, Trademarks and Domain Names; all registrations therefor have been validly issued under applicable law and are in full force and effect; all applicable maintenance fees, affidavits and other filings or payments are current and shall remain current throughout the duration of this Agreement; with respect to any such material Copyrights, Patents, Trademarks and Domain Names, no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of such Copyrights, Patents, Trademarks and Domain Names is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of such material Copyrights, Patents, Trademarks and Domain Names.

     3.10 Documents of Title. No bill of lading, warehouse receipt or other
          ------------------
document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and Inventory in transit in the ordinary course of business to a location set forth on Annex C or to a customer of a Pledgor.

                                   ARTICLE IV

                                    COVENANTS

     4.1 Use and Disposition of Collateral. So long as no Event of Default shall
         ---------------------------------
have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement, the other Credit Documents and the Operative Agreements, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no
                                               --------  -------
Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Collateral Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement, the Credit Agreement and the Operative Agreements (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Collateral Agent).

     4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name,
         ------------------------------
identity or corporate structure (other than the creation of new subsidiaries as permitted under the Credit Agreement), (ii) change its chief executive office from the location thereof listed on Annex C, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex C (whether by merger or otherwise), or (iv) remove any Collateral (other than Mobile Goods and goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Annex C, or keep or maintain any Collateral at a location not listed on Annex C, unless in each case such Pledgor has (A) given 20 days' prior written notice to the Collateral Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Collateral Agent may request, and (B) delivered to the Collateral Agent 10 days prior to any such change or removal such documents, instruments and financing statements as may be reasonably required by the Collateral Agent, all in form and substance reasonably satisfactory to the Collateral Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Collateral Agent (including, at the request of the Collateral Agent, delivery of opinions of counsel reasonably satisfactory to the Collateral Agent to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.

     4.3  Records; Inspection.
          -------------------

     (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including without limitation records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Collateral Agent from time to time such statements, schedules and reports (including without limitation accounts receivable aging schedules) with regard to the Collateral as the Collateral Agent may reasonably request.

     (b) Each Pledgor shall, from time to time at such times during normal business hours as may be reasonably requested and upon reasonable notice, (i) make available to the Collateral Agent for inspection and review at such Pledgor's offices copies of all invoices and other documents and information relating to the Collateral (including, without limitation, itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Collateral Agent shall reasonably request), and (ii) permit the Collateral Agent or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and (in the presence of the Pledgor's officers if Pledgor so requests) independent accountants and take any other actions reasonably requested by the Collateral Agent and necessary for the protection of the interests of the Secured Parties in the Collateral. At the request of the Collateral Agent, each Pledgor will legend, in form and manner reasonably satisfactory to the Collateral Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein. The Collateral Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable assistance and information as the Collateral Agent may require in connection therewith.

     4.4 Accounts. Unless notified otherwise by the Collateral Agent upon the
         --------
occurrence and during the continuance of any Event of Default in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practice or its reasonable business judgment and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Collateral Agent during the continuation of any Event of Default, take such action as the Collateral Agent may deem necessary or advisable (within applicable laws) to enforce such collection. No Pledgor shall, except to the extent done in the ordinary course of its business consistent with past practice or in accordance with reasonable business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or

(iv) allow any credit or discount on any Account. Subject to all applicable Requirements of Law with respect to the confidentiality of medical records, each Pledgor shall promptly inform the Collateral Agent of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, any material amount, where such Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

     4.5 Delivery of Certain Collateral. All certificates or Instruments
         ------------------------------
representing or evidencing any Accounts, Intercompany Obligations, Investment Property or other Collateral shall be delivered promptly to the Collateral Agent pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Collateral Agent, and in each case together with such other instruments or documents as the Collateral Agent may reasonably request.

     4.6 Equipment. Each Pledgor will, in accordance with reasonable business
         ---------
practice, maintain all Equipment used by it in its business (other than obsolete Equipment or Equipment no longer used or useful in its business) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved.

     4.7 Inventory. Each Pledgor will, in accordance with reasonable business
         ---------
practice, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Collateral Agent in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, process, use and, in the ordinary course of business and except as prohibited under the Credit Agreement, sell its Inventory.

     4.8 Contracts. Each Pledgor will, at its expense, at all times perform and
         ---------
comply with, in all material respects, all terms and provisions (unless waived) of each Specified Contract to which it is or hereafter becomes a party required to be performed or complied with by it (including without limitation the payment of all rent due and payable under each lease) and enforce the terms and provisions thereof in accordance with its terms to the extent consistent with sound business practices, and will not waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Pledgor in accordance with past practice or for a valid economic reason benefiting such Pledgor. Each Pledgor will deliver copies of each Specified Contract to which it is a party and each material amendment or modification thereof to the Collateral Agent promptly upon the execution and delivery thereof. With regard to all leases, contracts and agreements that are excluded from the definition of the term "Contracts," each Pledgor covenants and agrees to exercise all of its material rights and remedies under such leases, agreements and contracts to which it is a party in a commercially reasonable manner to the extent consistent with sound business practices. Except as permitted by the Credit Agreement, each Pledgor will use its commercially reasonable efforts not to enter into any Specified Contract (including leases and Licenses) that by its terms prohibits the assignment of such Pledgor's rights and interest thereunder in the manner contemplated by this

Agreement. Each Pledgor further covenants and agrees to use its commercially reasonable efforts to obtain any required consent to the collateral assignment of and grant of security interest in any Specified Contract (including personal property leases and Licenses), in form and substance reasonably satisfactory to the Collateral Agent, upon the request of the Collateral Agent, and will deliver copies thereof to the Collateral Agent promptly upon execution and delivery thereof. Each Pledgor further covenants and agrees to use its commercially reasonable efforts to obtain any required consent to the collateral assignment of any Material Contract, in form and substance reasonably satisfactory to the Collateral Agent, upon the reasonable request of the Collateral Agent, and will deliver copies thereof to the Collateral Agent promptly upon execution and delivery thereof.

     4.9 Taxes. Each Pledgor will pay and discharge (i) all taxes, assessments
         -----
and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and (ii) all lawful claims that, if unpaid, might become a Lien upon any of its properties; provided, however, that no Pledgor shall be required to
                       --------  -------
pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Pledgor has maintained adequate reserves with respect thereto in accordance with GAAP unless and until any tax lien notice has become effective with respect thereto or until any Lien resulting therefrom attaches to its properties and becomes enforceable against its other creditors.

     4.10 Insurance.
          ---------

     (a) Each Pledgor will maintain and pay for, or cause to be maintained and paid for, insurance covering commercial general liability, property and casualty, business interruption and such other risks, and in such amounts and with such financially sound and reputable insurance companies, as are usually and customarily carried by companies of similar size engaged in similar businesses (and in any event, insuring all Inventory and Equipment against such losses and risks), and will deliver certificates of such insurance to the Collateral Agent with standard loss payable endorsements naming the Collateral Agent as loss payee (on property and casualty policies) and additional insured (on liability policies) as its interests may appear. Each such policy of insurance shall contain a clause requiring the insurer to give not less than 30 days' prior written notice to the Collateral Agent before any cancellation of the policies for any reason whatsoever and shall provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of any Pledgor that might result in the forfeiture of such insurance.

     (b) Each Pledgor will direct all insurers under policies of property and casualty insurance on the Collateral to pay all proceeds payable thereunder directly to the Collateral Agent (and the receipt of such proceeds by the Collateral Agent shall be deemed as received by the Borrower for purposes of
Section 2.6(d) of the Credit Agreement). The Collateral Agent shall hold all such proceeds in excess of $3,000,000 for the account of the Pledgors, except that upon the occurrence and during the continuance of any Default or Event of Default the Collateral Agent shall hold all of such proceeds. So long as no Event of Default has occurred and is continuing, and subject to any applicable provision of the Credit Agreement requiring the prepayment of the Loans with the proceeds of such insurance, the Collateral Agent shall, at the Borrower's request, disburse such proceeds as payment for the purpose of replacing or repairing destroyed or damaged assets, as and when required to be paid and upon presentation of evidence satisfactory to the Collateral Agent of such required payments and such other documents as the Collateral Agent may reasonably request. As and to the extent required by the Credit Agreement, but subject to the terms of the Intercreditor Agreement and in any event upon and during the continuance of an Event of Default, the Collateral Agent shall apply such proceeds in the manner provided for in Section 6.2 hereof. Each Pledgor hereby irrevocably makes, constitutes and appoints the Collateral Agent at all times during the continuance of an Event of Default, its true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing its name on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

     (c) If any Pledgor fails to obtain and maintain any of the policies of insurance required to be maintained hereunder or to pay any premium in whole or in part, the Collateral Agent may, without waiving or releasing any obligation or Default, at the Pledgors' expense, but without any obligation to do so, procure such policies or pay such premiums. All sums so disbursed by the Collateral Agent, including attorneys' fees, court costs, expenses and other charges related thereto, shall be payable by the Pledgors to the Collateral Agent on demand and shall be additional Secured Obligations hereunder, secured by the Collateral.

     (d) Each Pledgor will deliver to the Collateral Agent, promptly as rendered, true copies of all material claims and reports made in any reporting forms to insurance companies. Not less than 30 days prior to the expiration date of the insurance policies required to be maintained by such Pledgor hereunder, such Pledgor will deliver to the Collateral Agent one or more certificates of insurance evidencing renewal of the insurance coverage required hereunder plus such other evidence of payment of premiums therefor as the Collateral Agent may reasonably request. Upon the reasonable request of the Collateral Agent from time to time, each Pledgor will deliver to the Collateral Agent evidence that the insurance required to be maintained pursuant to this Section 4.10 is in effect.

     4.11 Intellectual Property.
          ---------------------

     (a) The Borrower will, at its own expense, execute and deliver on the Closing Date, fully completed grants of security interests in the forms of Exhibits B and C, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section. 1060 or 17 U.S.C. Section. 205, as applicable, with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, and the Registrant Name Change Agreement, in the form of Annex A to Exhibit E with regard to any Domain Name, as the case may be, described in Annex D, E, F and G hereto. In the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent, Trademark or Domain Name or effect any registration of any Copyright, Patent, Trademark or Domain Name, or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Collateral Agent together with information sufficient to permit the Collateral Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Collateral Agent to) modify this Agreement, as appropriate, by amending Annexes D, E, F or G hereto or to add additional exhibits hereto to include any such Copyright, Patent, Trademark or Domain Name that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute and deliver with regard to

United States Patents, Trademarks, Copyrights and Domain Names, fully completed grants of security interest in the forms of Exhibits B, C and E, as applicable, together in all instances with any other agreements, instruments and documents that the Collateral Agent may reasonably request from time to time to further effect and confirm the assignment and grant of security interest created by this Agreement in such Copyrights, Patents, Trademarks and Domain Names, and each Pledgor hereby appoints the Collateral Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.

     (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each Trademark used in the conduct of its business, use its commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark,
(iii) display such Trademark with notice of federal registration to the extent required by applicable law (iv) take all necessary and appropriate steps to police and defend such Trademark and prevent or arrest infringement, dilution or other harm to such Trademark to the extent consistent with Pledgor's reasonable business judgment and (v) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

     (c) Each Pledgor (either itself or through its licensees or sublicensees) will consistent with its reasonable business judgment refrain from committing any act, or omitting any act, whereby any Patent used in the conduct of such Pledgor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by applicable patent laws.

     (d) Each Pledgor (either itself or through its licensees or sublicensees) will consistent with its reasonable business judgment, for each work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

     (e) Each Pledgor shall notify the Collateral Agent immediately if it knows or has reason to know that any material Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor's ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (f) Each Pledgor will take all necessary or advisable steps in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Patents, Trademarks or Copyrights useful for its business or otherwise of material commercial value (and to obtain the relevant grant or registration) and to maintain each registration of any material Patents, Trademarks and Copyrights useful for its business or otherwise of material commercial value, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (g) In the event that any Collateral consisting of a material Patent, Trademark or Copyright useful in the conduct of any Pledgor's business or otherwise of material commercial value is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Collateral Agent promptly after it learns thereof and shall, if consistent with its reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     (h) Each Pledgor shall use its commercial reasonable efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the collateral assignment of all of such Pledgor's right, title and interest thereunder to the Collateral Agent or its designee.

     4.12 Mobile Goods. Upon the request of the Collateral Agent at any time,
          ------------
while an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Collateral Agent originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer's statement of origin with the Collateral Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Collateral Agent may reasonably deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

     4.13 Collateral in Possession of Third Party. Without limiting the
          ---------------------------------------
generality of any other provision of this Agreement, each Pledgor agrees that it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable law in order to perfect the Collateral Agent's security interest in such Collateral, such bailee or other Person shall have acknowledged to the Collateral Agent in writing that it is holding such Collateral for the benefit of the Collateral Agent and subject to such security interest and to the instructions of the Collateral Agent) and such Pledgor shall have exercised its commercially reasonable efforts to obtain from such bailee or other Person, at such Pledgor's sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Collateral Agent's security interest), such agreement to be in form and substance reasonably satisfactory to the Collateral Agent.

     4.14 Deposit and Collection Procedures Upon an Event of Default. If an
          ----------------------------------------------------------
Event of Default shall have occurred and be continuing for a period of 30 consecutive days, each Pledgor will execute all such documents and agreements and take all such actions as are necessary to ensure that all proceeds of Accounts (including Medicare, Medicaid and other similar Accounts payable by Governmental Authorities ("Governmental Accounts")), remitted to it or any of
                           ---------------------
its Subsidiaries or affiliated physician practices are deposited, promptly upon such Person's receipt thereof, directly into a deposit account controlled and directed by the Borrower or any of its

Subsidiaries or such other Person (including any applicable provider as may be required with respect to Governmental Accounts), and that the balances in each such deposit account not maintained by any Pledgor are transferred daily into a deposit account maintained by or for the benefit of a Pledgor or into a Concentration Account (as defined below). The balances in each such deposit account of a Pledgor shall be transferred daily to a cash concentration account maintained with the Collateral Agent or with another bank or depository institution that has, together with the such Pledgor, executed and delivered to the Collateral Agent a duly completed agreement, in form and substance reasonably satisfactory to the Collateral Agent, that among other things acknowledges the security interest of the Collateral Agent in all funds, monies, securities and instruments deposited in such account and pursuant to which such bank or depository institution agrees to transfer such funds, monies, securities and instruments to the Collateral Agent promptly upon demand at any time after the occurrence and during the continuance of an Event of Default (each such account, a "Concentration Account," and each such agreement, a "Concentration
            ---------------------                               -------------
Agreement") for application to the Secured Obligations then due and payable in
---------
accordance with Section 6.2. The applicable Pledgor will provide each bank or depository institution at which any Deposit Account is maintained from time to time with such transfer instructions and other information as such bank or depository institution may require in order to permit the Pledgor to comply with the provisions of this Section. All costs and expenses incurred in connection with the establishment and maintenance of such Deposit Accounts and Concentration Accounts and the transfers of funds therefrom and thereto as described in this Section shall be for the account of the Pledgor. Except as expressly provided in this Section 4.14, no proceeds of Accounts will be deposited in, or at any time transferred to, a Deposit Account other than a Concentration Account or a Deposit Account the balances in which are transferred not less frequently than daily to a Concentration Account. The Pledgors shall not cause or permit any funds or other property not constituting proceeds of Collateral to be deposited into any Deposit Account containing proceeds of Collateral. The Pledgors shall have the right to collect, withdraw and direct the disposition of funds on deposit in the Concentration Accounts in a manner not inconsistent with the provisions of this Agreement or any of the other Loan Documents; provided, however, that during the continuance of an Event of Default
           --------  -------
and after notice thereof from the Collateral Agent to the Borrower, the Collateral Agent shall have exclusive dominion and control over all Concentration Accounts, with the powers and rights granted herein and in the applicable Concentration Agreements with respect thereto, and the Pledgors shall not have any right without the consent of the Collateral Agent to collect, withdraw or direct the disposition of funds on deposit in the Concentration Accounts or to take any action to effect the same. Any failure by the Pledgors to observe, perform or comply with any provision of this Section shall constitute an Event of Default under the Loan Agreement. Notwithstanding the foregoing, any part or all of the requirements of this Section may be waived at any time or times by the Required Secured Parties.

     4.15 Control Agreements. Upon the request of the Collateral Agent, each
          ------------------
Pledgor will, at its own cost and expense, cooperate with the Collateral Agent in obtaining a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, and in taking such other actions as may be reasonably requested by the Collateral Agent from time to time with respect to any Investment Property or other Collateral in which a security interest may be perfected by (or can be perfected only by) control under the Uniform Commercial Code.

     4.16 Protection of Security Interest. Each Pledgor agrees that it will, at
          -------------------------------
its own cost and expense, take any and all actions reasonably necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.

                                   ARTICLE V

                         CERTAIN PROVISIONS RELATING TO
                 PLEDGED INTERESTS AND INTERCOMPANY OBLIGATIONS

     5.1 Ownership; After-Acquired Pledged Interests.
         -------------------------------------------

     (a) Except to the extent otherwise expressly permitted by or pursuant to the Credit Agreement and the Operative Agreements, each Pledgor will cause the Pledged Interests in each issuer pledged hereunder to constitute at all times 100% of the capital stock or other Pledged Interests in each issuer such that the issuer shall be a Wholly Owned Subsidiary of the Borrower, and unless the Collateral Agent shall have given its prior written consent, no Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Pledged Interests of any nature to any Person other than such Pledgor, or cause, permit or consent to the admission of any other Person as stockholder, partner or member of any such issuer.

     (b) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Pledged Interests in any Person of the types described in the definition of the term "Pledged Interests," or any promissory notes or other instruments evidencing indebtedness or other obligations of the types described in the definition of "Intercompany Obligations," the same shall be automatically deemed to be Pledged Interests or Intercompany Obligations hereunder, respectively, and to be pledged to the Collateral Agent pursuant to Section 2.1, and such Pledgor will forthwith pledge and deposit the same with the Collateral Agent and deliver to the Collateral Agent any certificates or instruments therefor, together with the endorsement of such Pledgor (in the case of any promissory notes or other Instruments), undated stock powers (in the case of Pledged Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Collateral Agent, together with such other certificates and instruments as the Collateral Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Collateral Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit A (each, a "Pledge Amendment") in respect thereof. Each
                                   ----------------
Pledgor hereby authorizes the Collateral Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to
                                     --------
execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Collateral Agent in such Collateral or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto.

     (c) If any Pledged Interests (whether now owned or hereafter acquired) included in the Collateral are "uncertificated securities" within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, each applicable Pledgor will promptly notify the Collateral Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Borrower) use its commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Collateral Agent to acquire "control" of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary or reasonably deemed appropriate by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

     5.2 Voting Rights. So long as no Event of Default shall have occurred and
         -------------
be continuing each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Interests (subject to its obligations under Section 5.1), and for that purpose the Collateral Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable the Pledgor to exercise such voting and other consensual rights; provided, however, that to the extent permitted by applicable
                   --------  -------
law Pledgor will not cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Operative Agreement, or have the effect of materially impairing the position or interests of the Collateral Agent or any other Secured Party (except to the extent permitted under any Credit Document).

     5.3 Dividends and Other Distributions. So long as no Event of Default shall
         ---------------------------------
have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Interests may be paid to and retained by the Pledgors; provided, however, that all such interest, income,
                              --------  -------
dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Collateral Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations then due and payable). The Collateral Agent shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Pledged Interests in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing an extraordinary, liquidating or other distribution in return of capital that is not permitted under the Credit Agreement, (ii) all additional Pledged Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement or any Operative Agreement , all additional Pledged Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization except those paid, payable, distributed or distributable pursuant to any such transaction permitted by the Credit Agreement. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section 5.3 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements) for application to reduce the Secured Obligation then due and payable.

                                   ARTICLE VI

                                    REMEDIES

     6.1 Remedies. If an Event of Default shall have occurred and be continuing,
         --------
the Collateral Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

     (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Collateral Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Collateral Agent or to an account designated by the Collateral Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations then due and payable as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Collateral Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Collateral Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Collateral Agent or the Collateral Agent's designee as though the Collateral Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Collateral Agent;

     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral and to notify the appropriate postal authority to change the mailing or delivery address of such mail; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

     (c) To notify any or all depository institutions with which any Deposit Accounts are maintained to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Collateral Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Collateral Agent, for application to the Secured Obligations then due and payable as provided herein;

     (d) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, with or without disclosing that such Collateral is subject to the security interest created hereunder;

     (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place designated by the Collateral Agent;

     (f) To enter upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Collateral Agent or any designated agent for such time as the Collateral Agent may desire, in order to effectively collect or liquidate the Collateral;

     (g) To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Interests (whether or not transferred into the name of the Collateral Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Interests as if it were the absolute owner thereof (including without limitation the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Interests), and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine, and give all consents, waivers and ratifications in respect of the Pledged Interests, but the Collateral Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Collateral Agent, upon request, all such proxies and other instruments as the Collateral Agent may request to enable the Collateral Agent to exercise such rights and powers;

AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT;

     (h) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Pledged Interests may be listed, at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem satisfactory. If any of the Collateral is sold by the Collateral Agent upon credit or for future delivery, the Collateral Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Collateral Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Collateral Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and to the extent permitted by law each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Collateral Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. To the extent permitted by law no demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Collateral Agent shall give the applicable Pledgor at least 10 days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Collateral Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Collateral Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral;

     (i) To transfer or register in its name or in the names of any of its agents or nominees, all or any part of the Domain Names, with or without disclosing that such Collateral is subject to the security interest created hereunder, by using the Registrant Name Change

Agreement, attached as Schedule A to the Grant of Security Interest in Domain Name Registration previously delivered by the applicable Pledgor to the Collateral Agent pursuant to Section 4.11; and

     (j) To accelerate any Intercompany Obligation that may be accelerated in accordance with its terms, and take or bring all actions and suits deemed necessary or appropriate to effect the collection thereof, all in the same manner and to the same extent as any Pledgor might have done.

     6.2 Application of Proceeds. After the occurrence and during the
         -----------------------
continuation of an Event of Default:

     (a) All Proceeds collected by the Collateral Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all costs and expenses of such sale, disposition or other realization, including the costs and expenses of the Collateral Agent and the fees and expenses of its agents and counsel, all amounts advanced by the Collateral Agent for the account of any Pledgor, and all other amounts payable to the Collateral Agent under Section 8.1;

          (ii) second, after payment in full of the amounts specified in clause
     (i) above, to the ratable payment of all other Secured Obligations then due and payable owing to the Secured Parties, together with the cash collateralization of any Letter of Credit Exposure pursuant to Section 3.8 of the Credit Agreement (such payments to be made in accordance with the Intercreditor Agreement); and

          (iii) third, after payment in full of the amounts specified in clauses
     (i) and (ii) above, and following the termination of this Agreement, to the Pledgors or any other Person lawfully entitled to receive such surplus.

     (b) For purposes of applying amounts in accordance with this Section 6.2, the Collateral Agent shall be entitled to rely upon any Secured Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Collateral Agent) of the outstanding Secured Obligations owed to such Secured Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Secured Obligations in respect thereof are in existence between any Secured Party and the Borrower. If any Lender that is a party to a Hedge Agreement with the Borrower (the obligations of the Borrower under which are Secured Obligations) ceases to be a Lender, such former Lender shall nevertheless continue to be a Secured Party hereunder with respect to the Secured Obligations under such Hedge Agreement.

     (c) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of the sums referred to in Section 6.2(a)(i) and (ii). Upon any sale of any Collateral hereunder by the Collateral Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     6.3 Collateral Accounts. Upon the occurrence and during the continuance of
         -------------------
an Event of Default, the Collateral Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, "Collateral Accounts") for the collection of cash
                         -------------------
Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Collateral Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to (and, if directed by the Required Secured Parties shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.

     6.4 Grant of License. Each Pledgor hereby grants to the Collateral Agent an
         ----------------
irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Collateral Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Collateral Agent shall be exercised at the option of the Collateral Agent and only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the
--------
Collateral Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

     6.5 Private Sales. Each Pledgor recognizes that, by reason of certain
         -------------
prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Interests conducted without registration or qualification under the Securities Act and state securities laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Pledged Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in its discretion, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including without limitation a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Collateral Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which any Pledged Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Interests to more than one offeree.

     6.6 The Pledgors Remain Liable. Notwithstanding anything herein to the
         --------------------------
contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including without limitation all Ownership Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, neither the Collateral Agent nor any Lender shall have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Collateral Agent or any Lender be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Collateral Agent, any other Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of a Pledgor's obligations, duties or liabilities under any Ownership Agreement, including without limitation any Pledgor's obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the "Partner Obligations"), unless the Collateral Agent or such
                    -------------------
other Secured Party or purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Collateral Agent hereunder, then except as provided in the preceding sentence, each applicable Pledgor shall remain bound and obligated to perform its Partner Obligations and neither the Collateral Agent nor any other Secured Party shall be deemed to have assumed any Partner Obligations. In the event the Collateral Agent, any other Secured Party or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Pledgor, the party making such election shall adopt in writing such Ownership Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Pledgor hereby irrevocably consents in advance to the admission of the Collateral Agent, any other Secured Party or any such purchaser as a substitute partner or member to the extent of the Pledged Interests acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be requested in connection therewith. The powers, rights and remedies conferred on the Collateral Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

     6.7 Waivers. Each Pledgor, to the greatest extent not prohibited by
         -------
applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including without limitation any right to prior notice or judicial hearing in connection with the Collateral Agent's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and to the extent permitted by law waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Collateral Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Collateral Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations then due and payable, and (iii) to the extent permitted by law waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

                                  ARTICLE VII

                              THE COLLATERAL AGENT

     7.1 The Collateral Agent; Standard of Care. The Collateral Agent will hold
         --------------------------------------
all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the Intercreditor Agreement, are only those expressly set forth in this Agreement and the other Intercreditor Agreement. The Collateral Agent shall act hereunder at the direction, or with the consent, of the Required Secured Parties on the terms and conditions set forth in the Intercreditor Agreement. The powers conferred on the Collateral Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder and the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Collateral Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Collateral Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Collateral Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct or fraud.

     7.2 Further Assurances; Attorney-in-Fact.
         ------------------------------------

     (a) Each Pledgor agrees that it will join with the Collateral Agent to execute and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Collateral Agent may deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Collateral Agent's security interest in the Collateral, and hereby authorizes the Collateral Agent to file financing statements and amendments thereto relating to all or any part of the Collateral in accordance with this Agreement without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things (including without limitation making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Collateral Agent such additional conveyances, assignments, agreements and instruments as the Collateral Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder.

     (b) Each Pledgor hereby irrevocably appoints the Collateral Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Collateral Agent's discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i)(A) below which may be taken by the Collateral Agent without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

          (i) (A) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Collateral Agent's opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement and
     (B) to sign the name of such Pledgor on any title or ownership applications for filing with applicable state agencies to enable any motor vehicles now or hereafter owned by the Company to be retitled and the Collateral Agent listed as lienholder thereon;

          (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (iii) to receive, endorse and collect any checks, drafts, instruments, chattel paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

          (iv) to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under Section 4.10 and direct the payment of proceeds thereof to the Collateral Agent;

          (v) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become Secured Obligations of the Pledgors to the Collateral Agent, due and payable immediately upon demand;

          (vi) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

          (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Collateral Agent's option and the Pledgors' expense, all other acts and things deemed necessary by the Collateral Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

     (c) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Collateral Agent, the Collateral Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the expenses so incurred in connection therewith shall be payable by the Pledgors under Section 8.1.

     7.3 Incorporation of Credit Agreement Provisions. The provisions of
         --------------------------------------------
Sections 10.2, 10.3, 10.4, 10.6, 10.7, 10.8, and 10.9 of the Credit Agreement
(as amended from time to time) are incorporated herein and shall apply with respect to the Collateral Agent in the same manner and with the same effect as they apply or would apply with respect to the Agent (as defined in the Credit Agreement) if it was acting as the Collateral Agent.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 Indemnity and Expenses. The Pledgors agree jointly and severally:
         ----------------------

     (a) To indemnify and hold harmless the Collateral Agent, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including without limitation attorneys' fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay and reimburse the Collateral Agent upon demand for all costs and expenses (including without limitation attorneys' fees and expenses) that the Collateral Agent may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral,
(ii) the exercise or enforcement of any rights or remedies granted hereunder (including without limitation under Article VI), or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section
8.1 shall survive the occurrence of the Termination Requirements (as hereinafter defined).

     8.2 No Waiver. The rights and remedies of the Secured Parties expressly set
         ---------
forth in this Agreement, the other Credit Documents and the Operative Agreement are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. To the extent permitted by law no course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement, any other Credit Document or any Operative Agreement or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     8.3 Pledgors' Obligations Absolute. Each Pledgor agrees that its
         ------------------------------
obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Collateral Agent hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Pledgor has knowledge thereof:

          (i) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any Subsidiary Guaranty, any other Credit Document, any Operative Agreement or any agreement or instrument delivered pursuant to any of the foregoing;

          (ii) the invalidity or unenforceability of any Secured Obligations or any provisions of the Credit Agreement, the Subsidiary Guaranty, any other Credit Document, any Operative Agreement or any agreement or instrument delivered pursuant to any of the foregoing;

          (iii) the addition or release of any other Pledgors hereunder or the taking, acceptance or release of any Secured Obligations of any other Person or additional Collateral or other security therefor;

          (iv) any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations of any other Person;

          (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

          (vi) the exercise of any right or remedy available under the Credit Documents, any Operative Agreement, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including without limitation foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

          (vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower, any other Pledgor or any other Person directly or indirectly liable for any Secured Obligations;

          (viii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

          (ix) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Pledgor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Secured Obligations (other than contingent liabilities that, by their nature, may accrue after principal of and interest on the Loans have been repaid in full), (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender or Affiliate of any Lender are parties (the events in clauses (x), (y) and (z) above, collectively, the "Termination Requirements").
                               ------------------------

     8.4 Enforcement. By its acceptance of the benefits of this Agreement, each
         -----------
Secured Party agrees that this Agreement may be enforced only by the Collateral Agent, acting upon the instructions or with the consent pursuant to the Intercreditor Agreement, and that no Secured

Party shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.

     8.5 Amendments, Waivers, etc. No amendment, modification, waiver, discharge
         ------------------------
or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing signed by the Collateral Agent and the Required Secured Parties or as otherwise may be required under the provisions of the Intercreditor Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     8.6 Continuing Security Interest; Term; Successors and Assigns; Assignment;
         -----------------------------------------------------------------------
Termination and Release; Survival. This Agreement shall create a continuing
---------------------------------
security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or
                        --------  -------
transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable (subject to the limitations of this Agreement) by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Operative Agreements, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Collateral Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Collateral Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledge Amendment or Pledgor Accession.

     8.7 Additional Pledgors. Each Pledgor recognizes that the provisions of the
         -------------------
Credit Agreement and the Operative Agreements require Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Collateral Agent's actions in effecting the same or in releasing any other Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

     8.8 Notices. All notices and other communications provided for hereunder
         -------
shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement, the Participation Agreement and the Subsidiary Guaranty.

     8.9 Governing Law; Waiver of Jury Trial. This Agreement and the rights and
         -----------------------------------
obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each of the parties hereto irrevocably and unconditionally, to the fullest extent allowed by applicable law, waives any right to trial by jury in any legal action or proceeding arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto with respect to this Agreement or the transactions related hereto.

     8.10 Severability. To the extent any provision of this Agreement is
          ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     8.11 Construction. The headings of the various sections and subsections of
          ------------
this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     8.12 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                     US ONCOLOGY, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                     [SUBSIDIARY GUARANTORS]


                                     By:
                                         ---------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

FIRST UNION NATIONAL BANK, as
 Collateral Agent


By:
   ---------------------------------------------
   Name:
         ---------------------------------------
   Title:
         ---------------------------------------

                                    Annex A to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2002
                                    ------------

                                    --------------------------------------------

                              I. PLEDGED INTERESTS

                                                                                   Percentage of
                                                                                    Outstanding
                             Type of         Certificate        No. of Shares        Interests
     Name of Issuer         Interests           Number         (if applicable)       in Issuer
-----------------------   --------------   ---------------   -------------------   ---------------

                          II. INTERCOMPANY OBLIGATIONS

                                                        Original Principal
                                                        ------------------
Pledgor/Lender          Borrower        Date                 Amount
--------------          --------        ----                 ------

                                    Annex B to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

                                FILING LOCATIONS

US ONCOLOGY, INC.

Secretary of State of
                      ----------------

Register of Deeds, County of
                             --------------

[NAME OF SUBSIDIARY]
 ------------------

Secretary of State of
                      ----------------

Register of Deeds, County of
                             --------------

[Repeat for each Subsidiary]

                                    Annex C to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

           LEGAL NAME, JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

US ONCOLOGY, INC.

     1.   Exact legal name:
                            ----------------------------

     2.   Federal tax ID no.:
                              -------------------

     3.   Organizational ID no.:                  [Not applicable]
                                 ----------------

     4.   Jurisdiction of its incorporation or organization:
                                                            -------------------

     5.   Chief executive office:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     6.   Records relating to Collateral:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     7.   Equipment or Inventory:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     8.   Other places of business:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     9.   Trade/fictitious or prior corporate names (last five years):

          ----------------------------------

     [Repeat for each Subsidiary.]

                                    Annex D to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

                      COPYRIGHTS AND COPYRIGHT APPLICATIONS

                    Application or                         Issue or
   Pledgor          Registration No.       Country        Filing Date
--------------   ---------------------   ------------   -----------------

                                    Annex E to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

                         PATENTS AND PATENT APPLICATIONS

              Application or                                Issue or
 Pledgor     Registration No.     Country     Inventor     Filing Date
---------   ------------------   ---------   ----------   ---------------

                                    Annex F to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology
                                                , 2001
                                    ------------

                                    --------------------------------------------

                      TRADEMARKS AND TRADEMARK APPLICATIONS

                            Application or                         Issue or
  Pledgor       Mark       Registration No.       Country        Filing Date
-----------   --------   --------------------   -----------   -----------------

                                    Annex G to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

                            DOMAIN NAME REGISTRATIONS

   Pledgor        Domain Name         Filing Date
-------------   -----------------   ----------------

                                    Exhibit A to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    U.S. Oncology, Inc.
                                                , 2002
                                    ------------

                                    --------------------------------------------

                                PLEDGE AMENDMENT

     THIS PLEDGE AMENDMENT, dated as of                ,      , is delivered by
                                        ---------------  -----
[NAME OF PLEDGOR] (the "Pledgor") pursuant to Section 5.1 of the Security
                        -------
Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of February 1, 2002, made by the Pledgor and certain other pledgors named therein in favor of First Union National Bank, as Collateral Agent (as amended, modified or supplemented from time to time, the "Security Agreement," capitalized terms
                                        ------------------
defined therein being used herein as therein defined), and that the Pledged Interests and Intercompany Obligations listed on Schedule A to this Pledge Amendment shall be deemed to be part of the Pledged Interests and Intercompany Obligations within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

                                    [NAME OF PLEDGOR]


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                Pledge Amendment
                                   Schedule A

I.   PLEDGED INTERESTS

                                                                             Percentage of
                                                                              Outstanding
                        Type of       Certificate       No. of Shares          Interests
  Name of Issuer       Interests         Number         (if applicable)        in Issuer
------------------   -------------   --------------   -------------------   ---------------

II.  INTERCOMPANY OBLIGATIONS

                                                       Original Principal
                                                       ------------------
Pledgor/Lender           Borrower          Date              Amount
--------------           --------          ----              ------

                                    Exhibit B to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology, Inc.
                                                , 2001
                                    ------------

                                    --------------------------------------------

                           GRANT OF SECURITY INTEREST
                                  IN COPYRIGHTS

     WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the copyrights
                                      -------
listed on Schedule A attached hereto, which copyrights are registered or have pending registrations in the United States Copyright Office as set forth on Schedule A attached hereto (all such copyrights, registrations and applications, collectively, the "Copyrights"); and
                   ----------

     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security
                                                                    --------
Agreement"), dated as of February 1, 2002, in which the Pledgor has agreed with
---------
First Union National Bank, as Collateral Agent (the "Collateral Agent"), with
                                                     ----------------
offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-1139, to execute this Grant of Security Interest;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Collateral Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Copyrights. This Grant of Security Interest has been given in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and the provisions of this Grant of Security Interest are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

                                    [NAME OF PLEDGOR]


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

State of
         ---------------------
County of
          -------------------

     Before me appeared                        , the person who signed this
                        -----------------------
instrument, who acknowledged that he/she signed it as a free act on his/her own behalf or on behalf of the identified corporation or other juristic entity with authority to do so.

     This        day of                     , 2002.
          ------        --------------------


---------------------------------
Notary Public


(Seal)

My Commission Expires:
                       --------------------

                      Copyright Grant of Security Interest
                                   Schedule A

                      COPYRIGHTS AND COPYRIGHT APPLICATIONS

                    Application or                         Issue or
   Pledgor          Registration No.       Country        Filing Date
--------------   ---------------------   ------------   -----------------

                                    Exhibit C to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    US Oncology
                                                , 2001
                                    ------------

                                    --------------------------------------------

                           GRANT OF SECURITY INTEREST
                            IN PATENTS AND TRADEMARKS

     WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the trademarks
                                      -------
and service marks listed on Schedule A attached hereto, which marks are registered or have pending registrations in the United States Patent and Trademark Office as set forth on Schedule A attached hereto (all such trademarks, service marks, registrations and applications, collectively, the "Trademarks") and is the owner of the patents listed on Schedule A attached
 ----------
hereto, which patents are registered or have pending applications in the United States Patent and Trademark Office as set forth on Schedule A attached hereto (all such patents, registrations and applications, collectively, the "Patents");
                                                                      -------
and

     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security
                                                                    --------
Agreement"), dated as of February 1, 2002, in which the Pledgor has agreed with
---------
First Union National Bank, as Collateral Agent (the "Collateral Agent"), with
                                                     ----------------
offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-1139, to execute this Assignment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Collateral Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks and the Patents. This Grant of Security Interest has been given in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and the provisions of this Grant of Security Interest are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

                                    [NAME OF PLEDGOR]


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

State of
         ---------------------

County of
          -------------------

     Before me appeared                        , the person who signed this
                        -----------------------
instrument, who acknowledged that he/she signed it as a free act on his/her own behalf or on behalf of the identified corporation or other juristic entity with authority to do so.

     This        day of                     , 2002.
          ------        --------------------


---------------------------------
Notary Public

(Seal)

My Commission Expires:
                       --------------------

                 Patent and Trademark Grant of Security Interest
                                   Schedule A

TRADEMARKS AND TRADEMARK APPLICATIONS

                            Application or                         Issue or
  Pledgor       Mark       Registration No.       Country        Filing Date
-----------   --------   --------------------   -----------   -----------------

                         PATENTS AND PATENT APPLICATIONS

              Application or                                Issue or
 Pledgor     Registration No.     Country     Inventor     Filing Date
---------   ------------------   ---------   ----------   ---------------

                                    Exhibit D to Pledge and Security Agreement
                                    First Union National Bank, as Agent
                                    U.S. Oncology, Inc.
                                                , 2002
                                    ------------

                                    --------------------------------------------

                                     FORM OF
                          PLEDGE AND SECURITY ACCESSION

     THIS PLEDGE AND SECURITY ACCESSION (this "Accession"), dated as of
                                               ---------
             ,     , is executed and delivered by                         , a
-------------  ----                               ------------------------
               corporation (the "Company"), in favor of First Union National
--------------                   -------
Bank, in its capacity as collateral agent (in such capacity, the "Collateral
                                                                  ----------
Agent") under the Security Agreement referred to hereinbelow. Capitalized terms
-----
used herein without definition shall have the meanings given to them in the Security Agreement.

     Reference is made to the Credit Agreement, dated as of February 1, 2002, by and between US ONCOLOGY, INC. (the "Borrower"), the Lenders party thereto, and
                                    --------
the First Union National Bank, as the administrative agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). In connection with
                                        ----------------
and as a condition to the initial and continued extensions of credit under the Credit Agreement, the Borrower and certain of its Subsidiaries have executed and delivered (i) a Subsidiary Guaranty, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant
                                                 -------------------
to which such Subsidiaries have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) a Pledge and Security Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement"), pursuant to which they have
                        ------------------
granted in favor of the Collateral Agent a security interest in and Lien upon the Collateral described therein as security for their Secured Obligations (as defined in the Security Agreement).

     Further reference is made to an Amended and Restated Participation Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Participation Agreement"), by and between the Borrower,
                        ----------------------
AOR Synthetic Real Estate, Inc. (the "ELLF Lessee"), the Guarantor Pledgors (as
                                      -----------
defined in the Security Agreement), Wells Fargo Bank Northwest, National Association, as the Owner Trustee (as defined in the Participation Agreement), the Holders (as defined in the Participation Agreement), the Lenders (as defined in the Participation Agreement) and the Collateral Agent, which, together with the other Operative Agreements (as defined in the Participation Agreement), provide for the availability of certain end loaded lease financing facilities (the "ELLF") to the ELLF Lessee upon the terms and subject to the conditions set
      ----
forth therein. In connection with and as a condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements, each of the Borrower and the Guarantor Pledgors that is a party to the Security Agreement has entered into an Amended and Restated Credit Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "ELLF Credit
                                                          -----------
Agreement"), pursuant to which (i) the Borrower and each such Guarantor Pledgor
---------
has guaranteed to the Tranche A Lenders (as defined in the Participation Agreement) the payment in full of the Tranche A Obligations (as defined in the Participation Agreement) and (ii) the Borrower has guaranteed to the Financing Parties (as defined in the Participation Agreement) the payment in full of the Company Obligations (as defined in the Participation Agreement). In connection with and as a further condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements, the Pledgors (as defined in the Security Agreement) have agreed by execution and delivery of the Security Agreement to secure the payment in full of their respective Secured Obligations.

     The Borrower has agreed under the Credit Agreement to cause each of its future Subsidiaries to become a party to the Subsidiary Guaranty as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder. The Company is a direct or indirect subsidiary of the Borrower and, as required by the Credit Agreement and the Operative Agreements, has become a guarantor under the Subsidiary Guaranty as of the date hereof. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement and the Operative Agreements, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement and the Financing Parties to extend credit in favor of the Credit Parties under the ELLF, the Company hereby agrees as follows:

     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

     2. The Company hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E and F to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the Company as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in
Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.

     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement and the Operative Agreement (within the meaning of such term under the Participation Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

     IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

                                    [NAME OF COMPANY]


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                Pledgor Accession
                                   Schedule 1

Information to be added to Annex B of the Security Agreement:

                                FILING LOCATIONS

Secretary of State of
                      ------------------

Register of Deeds, County of
                             -------------

Information to be added to Annex C of the Security Agreement:

     LEGAL NAME, JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

     1.   Exact legal name:
                            ----------------------------

     2.   Federal tax ID no:
                             -------------------

     3.   Organizational ID no.:                  [Not applicable]
                                 ----------------

     4.   Jurisdiction of its incorporation or organization:

          --------------------

     5.   Chief executive office:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     6.   Records relating to Collateral:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     7.   Equipment or Inventory:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     8.   Other places of business:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     9.   Trade/fictitious or prior corporate names (last five years):

          ----------------------------------

          ----------------------------------

Information to be added to [Annexes A/D/E/F] of the Security Agreement:

[complete as applicable]

     GRANT OF SECURITY INTEREST IN DOMAIN NAME REGISTRATIONS

     WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") has entered into various domain
                                      -------
name registration agreements with Network Solutions, Inc., providing for the registration and use of certain domain names, and for each such domain name subject to a domain name registration agreement has executed a Registrant Name Change Agreement in the form of Exhibit A attached hereto (all such domain name registrations agreements, collectively, the "Domain Names"); and
                                             ------------

     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security
                                                                    --------
Agreement"), dated as of February 1, 2002, in which the Pledgor has agreed with
---------
First Union National Bank, as collateral agent (the "Collateral Agent"), with
                                                     ----------------
offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-1139, to execute this Grant of Security Interest;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Collateral Agent a security interest in all of its right, title and interest in and to the Domain Names, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Domain Names. This Grant has been given in conjunction with the assignment and security interest granted to the Collateral Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

                                    [NAME OF PLEDGOR]


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                     Domain Name Grant of Security Interest
                                    Exhibit A

[Attach Registrant Name Change Agreement]

                                   EXHIBIT F
                                   ---------

                               SUBSIDIARY GUARANTY

     THIS SUBSIDIARY GUARANTY, dated as of the 1st day of February, 2002 (this "Guaranty"), is made by each of the undersigned Subsidiaries of US ONCOLOGY,
 --------
INC., a Delaware corporation (the "Borrower"), and each other Subsidiary of the
                                   --------
Borrower that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a "Guarantor Accession"; the undersigned
                             ---------     -------------------
and such other Subsidiaries of the Borrower, collectively, the "Guarantors"), in
                                                                ----------
favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

                                    RECITALS

     A. The Borrower, certain banks and other financial institutions (collectively, the "Lenders"), and First Union National Bank, as administrative
                    -------
agent for the Lenders (in such capacity, the "Agent"), are parties to a Credit
                                              -----
Agreement, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of
                        ---------------
certain credit facilities to the Borrower upon the terms and conditions set forth therein.

     B. It is a condition to the extension of credit to the Borrower under the Credit Agreement that each Guarantor shall have agreed, by executing and delivering this Guaranty, to guarantee to the Guaranteed Parties the payment in full of the Guaranteed Obligations (as hereinafter defined). The Guaranteed Parties are relying on this Guaranty in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without this Guaranty.

     C. The Borrower and the Guarantors are engaged in related businesses and undertake certain activities and operations on an integrated basis. As part of such integrated operations, the Borrower, among other things, will advance to the Guarantors from time to time certain proceeds of the Loans made to the Borrower by the Lenders under the Credit Agreement. Each Guarantor will therefore obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Guaranteed Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Guarantor hereby agrees as follows:

     1. Guaranty.
        --------

     (a) Each Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally:

          (i) guarantees (a) to the Lenders (including the Issuing Lender and the Swingline Lender in their capacities as such) and the Agent (together with any Lender (or any Affiliate of any Lender to the extent contemplated by clause (b) below) in the capacity described in clause (b) below, collectively, the "Guaranteed Parties") the full and prompt payment, at any
                        ------------------
     time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Obligations of the Borrower under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all Reimbursement Obligations in respect of Letters of Credit, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any Insolvency Laws (as hereinafter defined), whether or not the claim for such interest is allowed in such proceeding), and all Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) to each applicable Lender or Affiliate of any Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower required or permitted under the Credit Agreement, all obligations of the Borrower under such Hedge Agreement (including any such Hedge Agreement with a party that subsequently ceases to be a Lender, which Hedge Agreement is entered into prior to the date such party ceases to be a Lender), in each case under (a) and (b) whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the "Guaranteed Obligations"); and
                        ----------------------

          (ii) agrees to pay or reimburse upon demand all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, but excluding salaries of any Guaranteed Party's regularly employed personnel and overhead incurred or paid by any Guaranteed Party) incurred or paid by (y) any Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Parties hereunder and (z) the Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold each Guaranteed Party and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guaranty or the collection or enforcement of the Guaranteed Obligations; provided, however, that no indemnified party shall have
                  --------  -------
     the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent determined by a final and nonappealable judgment of a court of competent jurisdiction or pursuant to arbitration as set forth herein to have resulted from the gross negligence or willful misconduct of such indemnified party (all liabilities and obligations described in this clause (ii), collectively, the "Other
                                                                       -----
     Obligations"; and the Other Obligations, together with the Guaranteed
     -----------
     Obligations, the "Total Obligations").
                       -----------------

     (b) Notwithstanding the provisions of subsection (a) above and notwithstanding any other provisions contained herein or in any other Credit
Document:

          (i) no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to applicable law; and

          (ii) the liability of each Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the "Maximum
                                                               -------
     Guaranteed Amount") equal to the greatest amount that would not render such
     -----------------
     Guarantor's obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, "Insolvency Laws"), in each instance after giving effect to
                     ---------------
     all other liabilities of such Guarantor, contingent or otherwise, that are relevant under applicable Insolvency Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or any of its Affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and after giving effect as assets to the value (as determined under applicable Insolvency Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (y) applicable law or (z) any agreement (including this Guaranty) providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guaranties by such parties).

     (c) The Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made hereunder on any date by a Guarantor (a "Funding Guarantor") that exceeds its Fair Share (as hereinafter
              -----------------
defined) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as hereinafter defined) as of such date, with the result that all such contributions will cause each Guarantor's Aggregate Payments (as hereinafter defined) to equal its Fair Share as of such date. "Fair
                                                                            ----
Share" means, with respect to a Guarantor as of any date of determination, an
-----
amount equal to (i) the ratio of (x) the Adjusted Maximum Guaranteed Amount (as hereinafter defined) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Guaranteed Amounts with respect to all Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors hereunder in respect of the obligations guaranteed. "Fair
                                                                        ----
Share Shortfall" means, with respect to a Guarantor as of any date of
---------------
determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. "Adjusted Maximum Guaranteed Amount"
                                       ----------------------------------
means, with respect to a Guarantor as of any date of determination, the Maximum Guaranteed Amount of such Guarantor, determined in accordance with the provisions of subsection (b) above; provided
                                    --------
that, solely for purposes of calculating the "Adjusted Maximum Guaranteed
                                              ---------------------------
Amount" with respect to any Guarantor for purposes of this subsection (c), any
------
assets or liabilities arising by virtue of any rights to subrogation, reimbursement or indemnity or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. "Aggregate Payments" means, with respect to a Guarantor as of any date of
 ------------------
determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection (c)). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. Each Funding Guarantor's right of contribution under this subsection (c) shall be subject to the provisions of Section 4. The allocation among Guarantors of their obligations as set forth in this subsection (c) shall not be construed in any way to limit the liability of any Guarantor hereunder to the Guaranteed Parties.

     (d) The guaranty of each Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection. Each Guarantor hereby acknowledges and agrees that the Guaranteed Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of such Guarantor and may exceed the aggregate of the Maximum Guaranteed Amounts of all Guarantors, in each case without discharging, limiting or otherwise affecting the obligations of any Guarantor hereunder, except as specifically provided otherwise in this Section, or the rights, powers and remedies of any Guaranteed Party hereunder or under any other Credit Document.

     2. Guaranty Absolute. Each Guarantor agrees that its obligations hereunder
        -----------------
are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations and any Collateral or other security therefor or other guaranty or liability in respect thereof, whether given by such Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Guarantor has notice or knowledge thereof:

          (i) any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

          (ii) the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

          (iii) the addition or release of Guarantors hereunder or the taking, acceptance or release of other guarantees of any Guaranteed Obligations or additional Collateral or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

          (iv) any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

          (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any Collateral or other security for any of the foregoing; any sale, exchange, release, substitution, compromise or other action in respect of any such Collateral or other security; or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

          (vi) the exercise of any right or remedy available under the Credit Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

          (vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations;

          (viii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Guaranteed Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or

          (ix) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Total Obligations, (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender or Affiliate of any Lender are parties (the events in clauses (x),
     (y) and (z) above, collectively, the "Termination Requirements").
                                           ------------------------
     3. Certain Waivers. Each Guarantor hereby knowingly, voluntarily and
        ---------------
expressly waives:

          (i) presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Credit Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrower and of any of the matters referred to in Section 2 and of any rights to consent thereto;

          (ii) any right to require the Guaranteed Parties or any of them, as a condition of payment or performance by such Guarantor hereunder, to proceed against, or to exhaust or have resort to any Collateral or other security from or any deposit balance or other credit in favor of, the Borrower, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any Collateral or other security for any Guaranteed Obligations of for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations or any such Collateral or other security; and, without limiting the generality of the foregoing, each Guarantor hereby specifically waives the benefits of Sections 26-7 through 26-9, inclusive, of the General Statutes of North Carolina, as amended from time to time, and any similar statute or law of any other jurisdiction, as the same may be amended from time to time;

          (iii) any right or defense based on or arising by reason of any right or defense (other than satisfaction of the Termination Requirements) of the Borrower or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrower or any other Person, the invalidity or unenforceability of any Guaranteed Obligations, any Collateral or other security therefor or any Credit Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrower for any reason other than the satisfaction of the Termination Requirements;

          (iv) any defense based on any Guaranteed Party's acts or omissions in the administration of the Guaranteed Obligations, any guaranty or other liability in respect thereof or any Collateral or other security for any of the foregoing, and promptness, diligence or any requirement that any Guaranteed Party create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

          (v) any right to assert against any Guaranteed Party, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against any Guaranteed Party (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

          (vi) any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

     4. No Subrogation. Each Guarantor hereby agrees that, until satisfaction of
        --------------
the Termination Requirements, it will not exercise or seek to exercise any claim or right that it may have against the Borrower or any other Guarantor at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including any right of subrogation to the rights of any of the Guaranteed Parties against the Borrower or any other Guarantor, any right of indemnity, contribution or reimbursement against the Borrower or any other Guarantor (including rights of contribution as set forth in Section 1(c)), any right to enforce any remedies of any Guaranteed Party against the Borrower or any other Guarantor, or any benefit of, or any right to participate in, any Collateral or other security held by any Guaranteed Party to secure payment of the Guaranteed Obligations, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise. Each Guarantor further agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any other Subsidiary of the Borrower to such Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Total Obligations. Each Guarantor further agrees that if any amount shall be paid to or any distribution received by any Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Guaranteed Parties, and shall forthwith be delivered to the Agent in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Credit Documents and without in any way discharging, limiting or otherwise affecting the liability of such Guarantor under any other provision of this Guaranty. Additionally, in the event the Borrower or any Subsidiary of the Borrower becomes a "debtor" within the meaning of the Bankruptcy Code, the Agent shall be entitled, at its option, on behalf of the Guaranteed Parties and as attorney-in-fact for each Guarantor, and is hereby authorized and appointed by each Guarantor, to file proofs of claim on behalf of each relevant Guarantor and vote the rights of each such Guarantor in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Borrower or such Subsidiary to any Guarantor in any such proceeding, each Guarantor hereby assigning to the Agent all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.

     5. Representations and Warranties. Each Guarantor hereby represents and
        ------------------------------
warrants to the Guaranteed Parties as follows:

     (a) Such Guarantor is a corporation, partnership or other entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the full power and authority to execute, deliver and perform this Guaranty and the other Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted.

     (b) Such Guarantor has taken all necessary corporate or partnership action to execute, deliver and perform this Guaranty and each of the other Credit Documents to which it is or will be a party, and has, or on any later date of execution and delivery will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Guaranty constitutes, and each of such other Credit Documents upon execution and delivery will constitute, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles.

     (c) The execution, delivery and performance by such Guarantor of this Guaranty and the other Credit Documents to which it is a party, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws, (ii) contravene any Requirement of Law applicable to it, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) result in or require the creation or imposition of any Lien upon any of its properties, other than Liens created pursuant to the Credit Documents.

     (d) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Guarantor of this Guaranty and the other Credit Documents to which it is a party or the legality, validity or enforceability hereof or thereof, other than (i) filings of Mortgages, Uniform Commercial Code financing statements and other instruments and actions necessary to perfect the Liens created by the Security Documents, (ii) consents, authorizations and filings that have been made or obtained and that are in full force and effect, which consents, authorizations and filings are listed on Schedule 5.4, and (iii) consents and filings the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect..

     (e) Except as may be disclosed in Schedule 5.5 to the Credit Agreement, there are no actions, investigations, suits or proceedings pending or, to the knowledge of such Guarantor, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting such Guarantor or any of its properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect or (ii) with respect to this Guaranty or any of the other Credit Documents to which such Guarantor is a party.

     (f) Such Guarantor has been provided with a true and complete copy of the executed Credit Agreement, as in effect as of the date it became a party hereto, and its principal officers are familiar with the contents thereof, particularly insofar as the contents thereof relate or apply to such Guarantor.

     6. Financial Condition of Borrower. Each Guarantor represents that it has
        -------------------------------
knowledge of the Borrower's financial condition and affairs and that it has adequate means to obtain from the Borrower on an ongoing basis information relating thereto and to the Borrower's ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Guarantor. Each Guarantor agrees that the Guaranteed Parties shall have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might become known to any Guaranteed Party at any time, whether or not such Guaranteed Party knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Guaranteed Obligations.

     7. Payments; Application; Set-Off.
        ------------------------------

     (a) Each Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that any Guaranteed Party may have at law, in equity or otherwise against such Guarantor, such Guarantor will, subject to the provisions of Section 1(b), forthwith pay or cause to be paid to the Agent, for the benefit of the Guaranteed Parties, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

     (b) All payments made by each Guarantor hereunder will be made in Dollars to the Agent, without set-off, counterclaim or other defense and, in accordance with Section 2.17 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Section 2.17 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Section are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein at length.

     (c) All payments made hereunder shall be applied upon receipt as follows:

          (i) first, to the payment of all Other Obligations owing to the Agent;

          (ii) second, after payment in full of the amounts specified in clause
     (i) above, to the ratable payment of all other Total Obligations owing to the Guaranteed Parties; and

          (iii) third, after payment in full of the amounts specified in clauses
     (i) and (ii) above, and following the termination of this Guaranty, to the Guarantors or any other Person lawfully entitled to receive such surplus.

     (d) For purposes of applying amounts in accordance with this Section, the Agent shall be entitled to rely upon any Guaranteed Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Guaranteed Party agrees to provide or cause to be provided upon request of the Agent) of the outstanding Guaranteed Obligations owed to such Guaranteed Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Guaranteed Party) to the contrary, the Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Guaranteed Obligations in respect thereof are in existence between any Guaranteed Party and the Borrower. If any Lender that is a party to a Hedge Agreement with the Borrower (the obligations of the Borrower under which are Guaranteed Obligations) ceases to be a Lender, such former Lender shall nevertheless continue to be a Guaranteed Party hereunder with respect to the Guaranteed Obligations under such Hedge Agreement.

     (e) The Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection
(c) above.

     (f) In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Guaranteed Party may, and is hereby authorized by each Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by each Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Guaranteed Party to or for the credit or the account of such Guarantor against any or all of the obligations of such Guarantor to such Guaranteed Party hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured, each Guarantor hereby granting to each Guaranteed Party a continuing security interest in and Lien upon all such deposits and other property as security for such obligations. Each Guaranteed Party agrees to notify any affected Guarantor promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO GUARANTEED PARTY SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SETOFF, BANKER'S LIEN OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY GUARANTOR HELD BY SUCH GUARANTEED PARTY, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS, AND ANY GUARANTEED PARTY VIOLATING THIS PROVISION SHALL INDEMNIFY THE OTHER GUARANTEED PARTIES FROM ANY AND ALL COSTS, EXPENSES, LIABILITIES AND DAMAGES RESULTING THEREFROM. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Guaranteed Parties and may not be enforced by the Borrower or any Guarantor.

     8. No Waiver. The rights and remedies of the Guaranteed Parties expressly
        ---------
set forth in this Guaranty and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantors and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     9. Enforcement. The Guaranteed Parties agree that, except as provided in
        -----------
Section 7(f), this Guaranty may be enforced only by the Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty or to realize upon any Collateral or other security given to secure the payment and performance of the Guarantors' obligations hereunder. The obligations of each Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against each Guarantor whether or not action is brought against the Borrower or any other Guarantor and whether or not the Borrower or any other Guarantor is joined in any such action. Each Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of any Guaranteed Party to a trustee, receiver or any other party under any Insolvency Laws (the amount of any such payment, a "Reclaimed Amount"), then, to the extent of such Reclaimed Amount,
            ----------------
this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and each Guarantor acknowledges that the term "Guaranteed Obligations" includes all Reclaimed
                            ----------------------
Amounts that may arise from time to time.

     10. Amendments, Waivers, etc. No amendment, modification, waiver, discharge
         ------------------------
or termination of, or consent to any departure by any Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     11. Addition, Release of Guarantors. Each Guarantor recognizes that the
         -------------------------------
provisions of the Credit Agreement require Persons that become Subsidiaries of the Borrower and that are not already parties hereto to become Guarantors hereunder by executing a Guarantor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Agent's actions in effecting the same or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor.

     12. Continuing Guaranty; Term; Successors and Assigns; Assignment;
         --------------------------------------------------------------
Survival. This Guaranty is a continuing guaranty and covers all of the
-------
Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until satisfaction of all of the Termination Requirements (provided that the provisions of clause (ii) of Section 1(a) shall survive any
 --------
termination of this Guaranty), (ii) be binding upon and enforceable against each Guarantor and its successors and assigns (provided, however, that no Guarantor
                                          --------  -------
may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns. Without limiting the generality of clause (iii) above, any Guaranteed Party may, in accordance with the provisions of the Credit Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between such Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to such Guaranteed Party under this Guaranty or otherwise. Each Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by any Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of such Guaranteed Party hereunder in connection therewith. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty and any Guarantor Accession.

     13. Governing Law; Consent to Jurisdiction; Appointment of Borrower as
         ------------------------------------------------------------------
Representative, Process Agent, Attorney-in-Fact.
-----------------------------------------------

     (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH ANY GUARANTEED PARTY OR SUCH GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR SUCH GUARANTOR. EACH GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO
                                                        --------------------
THE CONDUCT OF ANY SUCH PROCEEDING.

     (b) EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS THE BORROWER AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE ON ITS BEHALF ALL SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AND ANY OTHER NOTICE OR COMMUNICATION HEREUNDER, CONSENTS THAT ALL SERVICE OF PROCESS UPON IT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE BORROWER AT ITS ADDRESS FOR NOTICES SET FORTH IN THE CREDIT AGREEMENT (AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED), AND AGREES THAT SERVICE SO MADE SHALL BE EFFECTIVE AND BINDING UPON SUCH GUARANTOR IN EVERY RESPECT AND THAT ANY OTHER NOTICE OR COMMUNICATION GIVEN TO THE BORROWER AT THE ADDRESS AND IN THE MANNER SPECIFIED HEREIN SHALL BE EFFECTIVE NOTICE TO SUCH GUARANTOR. FURTHER, EACH GUARANTOR DOES HEREBY IRREVOCABLY

MAKE, CONSTITUTE AND APPOINT THE BORROWER AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN ITS PLACE AND STEAD AND IN ITS NAME, THE BORROWER'S NAME OR OTHERWISE, AND WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, FROM TIME TO TIME IN THE BORROWER'S DISCRETION TO AGREE ON BEHALF OF, AND SIGN THE NAME OF, SUCH GUARANTOR TO ANY AMENDMENT, MODIFICATION OR SUPPLEMENT TO, RESTATEMENT OF, OR WAIVER OR CONSENT IN CONNECTION WITH, THIS GUARANTY, ANY OTHER CREDIT DOCUMENT OR ANY DOCUMENT OR INSTRUMENT PURSUANT HERETO OR THERETO, AND TO TAKE ANY OTHER ACTION AND DO ALL OTHER THINGS ON BEHALF OF SUCH GUARANTOR THAT THE BORROWER MAY DEEM NECESSARY OR ADVISABLE TO CARRY OUT AND ACCOMPLISH THE PURPOSES OF THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS. THE BORROWER WILL NOT BE LIABLE FOR ANY ACT OR OMISSION NOR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT UNLESS THE SAME SHALL OCCUR AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BORROWER. THIS POWER, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE BY ANY GUARANTOR FOR SO LONG AS THIS GUARANTY SHALL BE IN EFFECT WITH RESPECT TO SUCH GUARANTOR. BY ITS SIGNATURE HERETO, THE BORROWER CONSENTS TO ITS APPOINTMENT AS PROVIDED FOR HEREIN AND AGREES PROMPTLY TO DISTRIBUTE ALL PROCESS, NOTICES AND OTHER COMMUNICATIONS TO EACH GUARANTOR.

     (c) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY GUARANTEED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND
         --------------------
UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS GUARANTY.

     15. Notices. All notices and other communications provided for hereunder
         -------
shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (a) if to any Guarantor, in care of the Borrower and at the Borrower's address for notices set forth in the Credit Agreement and (b) if to any Guaranteed Party, at its address for notices set forth in the Credit Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Credit Agreement. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to the Agent shall
                     --------
not be effective until received by the Agent.

     16. Severability. To the extent any provision of this Guaranty is
         ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

     17. Construction. The headings of the various sections and subsections of
         ------------
this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     18. Counterparts; Effectiveness. This Guaranty may be executed in any
         ---------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective, as to any Guarantor, upon the execution and delivery by such Guarantor of a counterpart hereof or a Guarantor Accession.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its duly authorized officers as of the date first above written.

                                     US ONCOLOGY CORPORATE, INC.
                                     AORIP, INC.
                                     AOR REAL ESTATE, INC.
                                     AOR SYNTHETIC REAL ESTATE, INC.
                                     AORT HOLDING COMPANY, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        ALABAMA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        ARIZONA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        FLORIDA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        CENTRAL FLORIDA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        INDIANA, INC.
                                     AOR HOLDING COMPANY OF
                                        INDIANA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        MISSOURI, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        NEVADA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        NEW YORK, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        NORTH CAROLINA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        OHIO, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        OKLAHOMA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        OREGON, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        PENNSYLVANIA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        SOUTH CAROLINA, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        TEXAS, INC.
                                     AOR MANAGEMENT COMPANY OF
                                        VIRGINIA, INC.
                                     GREENVILLE RADIATION CARE, INC.
                                     RMCC CANCER CENTER, INC.

                 US Oncology Subsidiary Guaranty Signature Page

                                     PHYSICIAN RELIANCE NETWORK, INC.
                                     US ONCOLOGY RESEARCH, INC.
                                     TOPS PHARMACY SERVICES, INC.
                                     PRN PHYSICIAN RELIANCE, LLC
                                     PHYSICIAN RELIANCE HOLDINGS, LLC
                                     AOR OF TEXAS MANAGEMENT LIMITED
                                        PARTNERSHIP


                                          By: AOR Management Company of
                                              Texas, Inc., General Partner

                                     AOR OF INDIANA MANAGEMENT
                                        PARTNERSHIP


                                          By: AOR Management Company of
                                              Indiana, Inc., General Partner,and


                                          By: AOR Holding Company of
                                              Indiana, Inc., General Partner

                                     PHYSICIAN RELIANCE, L.P.


                                          By: PRN Physician Reliance, LLC,
                                              General Partner and


                                          By: Physician Reliance Holdings, LLC,
                                              Limited Partner


                                     By:
                                          --------------------------------------
                                          Bruce D.  Broussard,  Manager of
                                          Physician  Reliance Holdings,  LLC and
                                          PRN  Physician  Reliance,  LLC and
                                          Vice President of each other entity

Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
  Agent


By:
      ----------------------------------

Title:
      ----------------------------------

                 US Oncology Subsidiary Guaranty Signature Page

     The Borrower hereby joins in this Guaranty for purposes of evidencing its consent to, and agreement to perform, the provisions of Section 13(b).

                                          US ONCOLOGY, INC.


                                          By:
                                                 -------------------------------

                                          Title:
                                                 -------------------------------

                 US Oncology Subsidiary Guaranty Signature Page

                                    EXHIBIT A
                                    ---------

                               GUARANTOR ACCESSION

     THIS GUARANTOR ACCESSION (this "Accession"), dated as of              ,
                                     ---------                -------------
    , is executed and delivered by [NAME OF NEW GUARANTOR], a
----                                                          --------------
corporation (the "Company"), pursuant to the Subsidiary Guaranty referred to
                  -------
hereinbelow.

     Reference is made to the Credit Agreement, dated as of February 1, 2002, among US Oncology, Inc. (the "Borrower"), the Lenders party thereto, and the
                              --------
Agent (as amended, modified or supplemented from time to time, the "Credit
                                                                    ------
Agreement"). In connection with and as a condition to the initial and continued
---------
extensions of credit under the Credit Agreement, the Borrower and certain of its subsidiaries have executed and delivered a Subsidiary Guaranty, dated as of February 1, 2002 (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which such subsidiaries have guaranteed the
 -------------------
payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings given to them in the Subsidiary Guaranty.

     The Borrower has agreed under the Credit Agreement to cause each of its future subsidiaries to become a party to the Subsidiary Guaranty as a guarantor thereunder. The Company is a subsidiary of the Borrower. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:

     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Subsidiary Guaranty as a Guarantor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 1 of the Subsidiary Guaranty, the Company hereby irrevocably, absolutely and unconditionally, and jointly and severally with each other Guarantor, guarantees to the Guaranteed Parties the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the Guaranteed Obligations, and agrees to pay or reimburse upon demand all Other Obligations, all on the terms and subject to the conditions set forth in the Subsidiary Guaranty.

     2. The Company hereby represents and warrants that after giving effect to this Accession, each representation and warranty contained in Section 5 of the Subsidiary Guaranty is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.

     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by each Guaranteed

Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Subsidiary Guaranty and made a part thereof.

     IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

                                          [NAME OF COMPANY]


                                          By:
                                                --------------------------------

                                          Title:
                                                --------------------------------

                                    EXHIBIT G
                                    ---------

                                     FORM OF
                         FINANCIAL CONDITION CERTIFICATE

     THIS FINANCIAL CONDITION CERTIFICATE is delivered pursuant to Section
4.1(n) of the Credit Agreement, dated as of February     , 2002, among the
                                                     ----
undersigned as Borrower, the banks and other financial institutions party thereto from time to time (the "Lenders"), and First Union National Bank, as
                                -------
Administrative Agent for the Lenders and as the Issuing Lender (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized
                                                 ----------------
terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

     The undersigned hereby certifies for and on behalf of the Borrower as follows:

     1. Capacity. The undersigned is, and at all pertinent times mentioned
        --------
herein has been, the duly qualified and acting [Vice President-Finance] of the Borrower, and in such capacity has responsibility for the management of the Borrower's financial affairs and for the preparation of the Borrower's financial statements. The undersigned has, together with other officers of the Borrower, acted on behalf of the Borrower in connection with the negotiation and consummation of the Credit Agreement and the consummation of the transactions contemplated thereby.

     2. Procedures. For purposes of this Certificate, the undersigned has, as of
        ----------
or prior to the date hereof, undertaken the following activities in connection herewith:

     2.1  The undersigned has carefully reviewed the following:

          (a) the contents of this Certificate;

          (b) the Credit Agreement (including the exhibits and schedules thereto);

          (c) the amendments to the End Loaded Lease Facility effected on the date hereof;

          (d) the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries as of December 31, 2000, 1999 and 1998, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the fiscal years then ended, each certified by PricewaterhouseCoopers, LLC; and

          (e) the unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of December 31, 2001, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the twelve-month period then ended.

     2.2 Additionally, in preparation for the consummation of the transactions contemplated by the Credit Agreement and the End Loaded Loan Facility (the "Transactions") the undersigned has prepared or supervised the preparation of
 ------------
and has reviewed an unaudited consolidated balance sheet of the Borrower as of December 31, 2001, a copy of which balance sheet is attached hereto as Annex A.
                                                                       -------
The undersigned also has prepared or supervised the preparation of and has reviewed projected balance sheets and statements of income and cash flows of the Borrower (i) on a quarterly basis for the eight-quarter period beginning with the quarter ending December 31, 2001 and (ii) on an annual basis from the fiscal year ending December 31, 2002 through the fiscal year ending December 31, 2007, in each case giving effect to the issuance of the Subordinated Notes, the initial extensions of credit made under the Credit Agreement, the payment of transaction fees and expenses related to the foregoing, and the Restructuring (the "Projections").
      -----------

     2.3 The undersigned, together with the other officers and personnel of the Borrower who were involved in the preparation of the Projections, have relied on historical financial and other information and upon information with respect to sales, costs and other data obtained in discussions with executive officers of the Borrower and other officers and supervisory personnel directly responsible for the various operations involved. The undersigned has reexamined the Projections as of the date hereof, and has considered the continuing reasonableness of the assumptions set forth therein and the effect thereon of any changes since the date of preparation thereof on the financial condition set forth and the results projected therein.

     2.4 The undersigned has made inquiries of certain other officers and personnel of the Borrower with responsibility for financial and accounting matters regarding (i) whether the unaudited financial statements described in paragraph 2.1(d) above are in conformity with GAAP applied on a basis consistent with that of the audited financial statements described in paragraph 2.1(c) above (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments), and whether notes omitted from such unaudited financial statements would have disclosed any new information that would be necessary to make the statements contained therein not misleading, and (ii) whether such persons were aware of any events or conditions that, as of the date hereof, would cause the statements made in paragraph 3 below to be untrue.

     2.5 With respect to any contingent liabilities of the Borrower on a pro forma basis after giving effect to the Transactions, the undersigned:

          (a) has inquired of certain officers and other personnel of the Borrower who have responsibility for the legal, financial and accounting affairs of the Borrower, as to the existence and estimated amounts of all contingent liabilities known to them;

          (b) has confirmed with senior accounting officers of the Borrower that, to the best of such officers' knowledge, (i) all appropriate items have been included in contingent liabilities made known to the undersigned in the course of the inquiry of the undersigned in connection herewith, and
     (ii) the amounts relating thereto were the maximum estimated amounts of liability reasonably likely to result therefrom as of the date hereof, and

          (c) confirms that, to the best of his knowledge, all material contingent liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks, and other relevant contingencies and circumstances have been considered in making the certification set forth herein, and with respect to each such contingent liability the maximum estimated amount of liability with respect thereto was used in making such certification.

     2.6 The undersigned has conferred with counsel to the Borrower for the purpose of discussing the meaning of the contents of this Certificate.

     3. Certifications. Based on the foregoing, the undersigned hereby certifies
        --------------
as follows:

     3.1 The Projections give effect to the consummation of the initial extensions of credit made under the Credit Agreement, the extensions of credit outstanding under the End Loaded Lease Facility, the payment of transaction fees and expenses incident to the foregoing, and the consummation of all of the other Transactions. In the opinion of the undersigned, the assumptions used in the preparation of the Projections were fair, complete and reasonable when made and continue to be fair, complete and reasonable as of the date hereof. The Projections have been prepared in good faith by the executive and financial personnel of the Borrower, are complete and represent a reasonable estimate of the future performance and financial condition of the Borrower and its Subsidiaries, subject to the uncertainties and approximations inherent in any projections.

     3.2 After giving effect to the Transactions, all material accounts and other liabilities of the Borrower and its Subsidiaries are current and not past due.

     3.3 Neither the Borrower nor any Subsidiary is insolvent now, and the incurrence by the Borrower and each Subsidiary of its liabilities and obligations pursuant to the Credit Agreement and the other Loan Documents and the consummation of the other Transactions will not render it insolvent. The undersigned understands that, in this context, (i) "insolvent" means that the present fair saleable value of assets is less than the amount that will be required to be paid on or in respect of the existing debts as such debts mature,
(ii) "fair value" of assets means the aggregate amount that could be realized within a reasonable time, either through collection or sale of such assets at the regular market value as an ongoing business, conceiving of the latter as the amount that could be obtained for the property in question within such period by a capable and diligent seller from an interested buyer who is willing to purchase under ordinary selling conditions, and (iii) "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent, including any guaranty or other contingent obligation. A valuation of the Borrower and its Subsidiaries, on the basis thereof and with reasonable allowance for error, would reflect the net worth of the Borrower and its Subsidiaries (on a consolidated basis) in the aggregate (excess of fair
value of assets over liabilities) as not less than [$             ].
                                                     -------------

     3.4 The undersigned reasonably believes that, by the incurrence of its liabilities and obligations pursuant to the Credit Agreement and the other Loan Documents and the consummation of the other Transactions, neither the Borrower nor any Subsidiary will incur debts beyond its ability to pay as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debts). The foregoing conclusion is based in part on the

Projections, which demonstrate that the cash flow of the Borrower and its Subsidiaries, after taking into account all anticipated uses of cash of each such Person, will at all times be sufficient to pay all amounts on or in respect of Indebtedness of each such Person when such amounts are required to be paid (including without limitation scheduled payments pursuant to the Credit Agreement). The undersigned has concluded that the realization of current assets in the ordinary course of business should be sufficient to pay recurring current debt, short-term debt and long-term debt as such debts mature, that the cash flow (including earnings plus non-cash charges to earnings) should be sufficient to provide cash necessary to repay loans made under the Credit Agreement and other long-term indebtedness as such debt matures, and that the Borrower should have sufficient availability under the Credit Agreement to satisfy its working capital and short-term liquidity requirements.

     3.5 After giving effect to the consummation of the Transactions, the assets of the Borrower and each Subsidiary do not constitute "unreasonably small capital" (within the meaning of Section 548(a) of the Bankruptcy Code, 11 U.S.C.
Section 548(a)) for such Person to carry on its business as now conducted and as proposed to be conducted, taking into account the particular capital requirements of the business conducted and to be conducted by it and the availability of capital in respect thereof (with reference to, without limitation, the Projections and the Borrower's available credit capacity).

     3.6 Neither the Borrower nor any Subsidiary has executed the Credit Agreement or any other documents mentioned therein, or made any transfer or incurred any obligations thereunder, with intent to hinder, delay or defraud either present or future creditors of such Person.

     3.7 The statements made herein by the undersigned are based upon the personal knowledge of the undersigned, or upon reports and other information given to the undersigned by supervisory personnel of the Borrower having responsibility for the reports and information given, and who in the opinion of the undersigned are reliable and entitled to be relied upon. The statements made herein are made in good faith and, to the best of the knowledge and belief of the undersigned, and are reasonable in all material respects.

     3.8 The undersigned understands that the Lenders have performed their own review and analysis of the financial condition of the Borrower, but that the Lenders are relying on the foregoing statements in connection with the extension of credit to the Borrower pursuant to the Credit Agreement.

     Executed this    day of February, 2002.
                  ---


                                                     ---------------------------
                                                     [Name]
                                                     [Vice President-Finance]

                         FINANCIAL CONDITION CERTIFICATE

                                     ANNEX A

                               U.S. ONCOLOGY, INC.
                         December 31, 2001 Balance Sheet

                                [To be attached]

                                    EXHIBIT H
                                    ---------

                                     FORM OF
                                INTERCOMPANY NOTE

$                                                                        , 200
 --------------                                               -----------     -

     FOR VALUE RECEIVED, the undersigned,                                   , a
                                          ----------------------------------
              corporation ("Maker"), hereby promises to pay to the order of
-------------               -----
[NAME OF BORROWER./NAME OF PARENT SUBSIDIARY], a           corporation
                                                 ---------
("Lender"), at [address of chief executive - office], or such other address as
  ------
Lender may designate, the principal amount of $           , or, if less, the
                                               -----------
aggregate unpaid principal amount of each loan or advance made by Lender to Maker, at any time upon demand by Lender, in lawful money of the United States of America in immediately available funds, together with interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at a rate per annum equal to the rate applicable at such time to Base Rate Loans pursuant to Section 2.8 of the Credit Agreement referred to below. This Note may be prepaid in whole or in part at any time without premium or penalty. Amounts prepaid on this Note may be reborrowed. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the
Credit Agreement, dated as of February   , 2002 (as amended, modified or
                                       --
supplemented from time to time, the "Credit Agreement"), among US Oncology,
                                     ----------------
Inc., as Borrower thereunder, the financial institutions party thereto as lenders, First Union National Bank, as Administrative Agent, UBS Warburg, LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent.

     Maker promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their respective due dates at the rate per annum applicable pursuant to the preceding paragraph, plus 2.00%.

     Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, presentment for payment, protest, notice of any kind (including notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and each agrees (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon and (iv) that it will not be necessary for Lender, or any of its successors or assigns, in order to enforce payment of this Note, to first institute or exhaust their remedies against Maker or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     The outstanding principal balance of the loans and advances evidenced by this Note shall automatically become immediately due and payable, without presentment, demand, request or any other notice of any kind, all of which are expressly waived by Maker, upon the acceleration of the principal amount of the loans and other obligations then outstanding under the Credit Agreement in accordance with the provisions of
Article IX thereof.

     This Note shall be construed in accordance with and governed by the internal laws of the State of North Carolina. In the event this Note is not paid when due at any stated or accelerated maturity, Maker agrees to pay, in addition to the principal of and interest on this Note, all costs of collection, including reasonable attorneys' fees.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed under seal by its duly authorized corporate officer as of the date first above written.

                                               [NAME OF MAKER]


                                               By:
                                                    ----------------------------
                                                    Name:
                                                             -------------------
                                                    Title:
                                                             -------------------

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

[NAME OF BORROWER/NAME OF PARENT SUBSIDIARY]


By:
     ---------------------------------------
     Name:
            --------------------------------
     Title:
            --------------------------------

ASSIGNMENT

         FOR VALUE RECEIVED, [NAME OF LENDER] hereby assigns and transfers to
                               the Intercompany Note dated as of            ,
------------------------------                                   -----------
200  made by [NAME OF MAKER].
   -

Dated:
       ----------------------

                                             [NAME OF LENDER]


                                             By:
                                                  ------------------------------
                                                  Name:
                                                           ---------------------
                                                  Title:
                                                           ---------------------

                                    EXHIBIT I
                                    ---------

                       DEED OF TRUST, SECURITY AGREEMENT,
                FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS
                      (Collateral is or includes fixtures)

                          Dated as of February 1, 2002

                                      from

                               US ONCOLOGY, INC.,

                                     Grantor
                                     -------

                                       to

                        --------------------------------,

                                     Trustee
                                     -------

                                   in favor of

                           FIRST UNION NATIONAL BANK,
                             as Administrative Agent
                           under the Credit Agreement,

                                   Beneficiary
                                   -----------

                         Prepared by and when recorded,
                                   return to:

                        --------------------------------
                        --------------------------------
                        --------------------------------
                        --------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                              Page
                                                                                              ----
                                    ARTICLE I

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR
Section 1.1    Title.......................................................................    7
Section 1.2    Credit Agreement; Future Advances...........................................    7
Section 1.3    Payment of Taxes, Liens and Charges.........................................    8
Section 1.4    Payment of Closing Costs....................................................    9
Section 1.5    Alterations and Waste; Plans; Use...........................................    9
Section 1.6    Insurance...................................................................   10
Section 1.7    Casualty; Restoration of Casualty Damage....................................   11
Section 1.8    Condemnation/Eminent Domain.................................................   11
Section 1.9    Assignment of Leases and Rents..............................................   12
Section 1.10   Restrictions on Transfers and Encumbrances..................................   14
Section 1.11   Security Agreement..........................................................   14
Section 1.12   Filing and Recording........................................................   14
Section 1.13   Further Assurances..........................................................   15
Section 1.14   Additions to Trust Property.................................................   15
Section 1.15   No Claims Against the Trustee or the Beneficiary............................   15
Section 1.16   Environmental...............................................................   16

                                   ARTICLE II

                              DEFAULTS AND REMEDIES

Section 2.1    Events of Default...........................................................   18
Section 2.2    Demand for Payment..........................................................   18
Section 2.3    Rights to Take Possession, Operate and Apply Revenues.......................   19
Section 2.4    Right to Cure the Grantor's Failure to Perform..............................   20
Section 2.5    Right to a Receiver.........................................................   20
Section 2.6    Foreclosure and Sale........................................................   21
Section 2.7    Other Remedies..............................................................   22
Section 2.8    Application of Sale of Proceeds and Rents...................................   22
Section 2.9    The Grantor as Tenant Holding Over..........................................   23
Section 2.10   Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws......   23
Section 2.11   Discontinuance of Proceedings...............................................   24
Section 2.12   Suits to Protect the Trust Property.........................................   24
Section 2.13   Filing Proofs of Claim......................................................   24
Section 2.14   Possession by the Beneficiary...............................................   24
Section 2.15   Waiver......................................................................   24

Section 2.16   Remedies Cumulative.........................................................   25

                                   ARTICLE III

                                  MISCELLANEOUS

Section 3.1    Partial Invalidity..........................................................   26
Section 3.2    Notices.....................................................................   26
Section 3.3    Successors and Assigns......................................................   26
Section 3.4    Counterparts................................................................   26
Section 3.5    Satisfaction and Cancellation...............................................   26
Section 3.6    Definitions.................................................................   27
Section 3.7    Other Credit Documents......................................................   27
Section 3.8    The Trustee's Powers and Liabilities........................................   28
Section 3.9    Subrogation.................................................................   29
Section 3.10   Beneficiary and Lender Powers...............................................   29
Section 3.11   Enforceability of Mortgage..................................................   29
Section 3.12   Amendments..................................................................   29
Section 3.13   Applicable Law..............................................................   30

                       DEED OF TRUST, SECURITY AGREEMENT,
                FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS

     THIS DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND ASSIGNMENT OF
LEASES AND RENTS, dated as of February   , 2002 (this "Mortgage"), is made by US
                                       --              --------
ONCOLOGY, INC., a Delaware corporation, having an office at
                                 (the "Grantor"), to                        , a
--------------------------------       -------       -----------------------
                        corporation (the "Trustee"), in favor of FIRST UNION
-----------------------                   -------
NATIONAL BANK, as Collateral Agent under the Security Agreement (as defined below) for the benefit of the Secured Parties (as defined in the Security Agreement), having an office at Charlotte Plaza Building, CP-23, 201 South College Street, Charlotte, North Carolina 28288-0680, Attention of Syndication Agency Services (in such capacity, together with its successors, substitutes and assigns, the "Beneficiary"). All capitalized terms not defined in this Mortgage
              -----------
shall have the meanings given to them in the Credit Agreement.

                                    RECITALS:

     A. Reference is hereby made, for all purposes, to that certain Credit
Agreement, dated as of February     , 2002, by and between the Grantor, as
                                ----
Borrower, the Lenders named therein and from time to time party thereto, and the Beneficiary, as the Collateral Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). In connection with and as a condition to
                   ----------------
the initial and continued extensions of credit under the Credit Agreement, the Grantor and certain of its Subsidiaries have executed and delivered (i) a
Subsidiary Guaranty, dated as of February     , 2002 (as amended, modified or
                                          ----
supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which
                                     -------------------
each such Subsidiary has guaranteed the payment in full of the obligations of the Grantor under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) a Pledge and Security Agreement,
dated as of February     , 2002 (as amended, modified or supplemented from time
                     ----
to time, the "Security Agreement"), pursuant to which they have granted in favor
              ------------------
of the Beneficiary a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Subsidiary Guaranty and the other Credit Documents.

     B. Further reference is hereby made, for all purposes, to that certain
Amended and Restated Participation Agreement, dated as of February     , 2002
                                                                   ----
(as amended, modified or supplemented from time to time, the "Participation
                                                              -------------
Agreement"), by and between the Grantor, as Borrower, AOR Synthetic Real Estate,
---------
Inc. (the "ELLF Lessee"), the Guarantor Pledgors (as defined in the Security
           -----------
Agreement), Wells Fargo Bank Northwest, National Association, as the Owner Trustee (as defined in the Participation Agreement), the Holders (as defined in Appendix A to the Participation Agreement), the Lenders (as defined in Appendix
----------                                                             --------
A to the Participation Agreement) and the Beneficiary, which, together with the
-
other Operative Agreements (as defined in Appendix A to the Participation
                                          ----------
Agreement), provide for the availability of certain end loaded lease financing facilities (the "ELLF") to the ELLF Lessee upon the terms and subject to the
                 ----
conditions set forth therein. In connection with and as a condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements, each of the Borrower and the

Guarantor Pledgors that is a party to the Security Agreement has entered into an
Amended and Restated Credit Agreement, dated as of February     , 2002 (as
                                                            ----
amended, modified or supplemented from time to time, the "ELLF Credit
                                                          -----------
Agreement"), pursuant to which (i) the Borrower and each such Guarantor Pledgor
---------
has guaranteed to the Tranche A Lenders (as defined in Appendix A to the
                                                       ----------
Participation Agreement) the payment in full of the Tranche A Obligations (as defined in Appendix A to the Participation Agreement) and (ii) the Borrower has
           ----------
guaranteed to the Financing Parties (as defined in Appendix A to the
                                                   ----------
Participation Agreement) the payment in full of the Company Obligations (as defined in Appendix A to the Participation Agreement). Additionally, certain
           ----------
other Subsidiaries of the Borrower may from time to time after the date hereof enter into the ELLF Credit Agreement pursuant to which such Subsidiaries will guarantee to the Tranche A Lenders the payment in full of the Tranche A Obligations. In connection with and as a further condition to the extension of the ELLF to the ELLF Lessee under the Operative Agreements, the Pledgors (as defined in the Security Agreement) have agreed by execution and delivery of the Security Agreement to secure the payment in full of their respective obligations under the ELLF Credit Agreement.

     C. The obligations of the Lenders to extend credit to the Grantor under the Credit Agreement and to extend the ELLF to the ELLF Lessee under the Operative Agreements, are conditioned upon, among other things, the execution and delivery by the Grantor of this Mortgage to secure the due and punctual payment and performance of (a) all liabilities and obligations of each Pledgor and Guarantor Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with this Agreement, the Credit Agreement, the Subsidiary Guaranty, any of the other Credit Documents to which it is or hereafter becomes a party, the ELLF Credit Agreement or any of the other Operative Agreements, (b) all fees, expenses, indemnities and expense reimbursement obligations of the Grantor under the Credit Agreement, any other Credit Document, the Operative Agreements and this Mortgage, (c) all other obligations, covenants and agreements, monetary or otherwise, of the Grantor or any of its Subsidiaries under any Credit Document to which it is a party, in each case, whether now owing or hereafter existing, (d) all taxes and insurance premiums relating to the Trust Property (as defined herein), (e) all disbursements made by the Beneficiary for the payment of taxes, common area charges or insurance premiums, all fees, expenses or advances in connection with or relating to the Trust Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Mortgage, the other Credit Documents or the Operative Agreements, (f) all sums with respect to the foregoing that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the "Bankruptcy Code"), including, without limitation, interest, fees and other
      ---------------
charges that, but for the filing of a petition in bankruptcy with respect to the Grantor would accrue on the foregoing whether or not a claim is alleged against the Grantor for such sums in any such bankruptcy proceeding, (g) all obligations of the Grantor to any Lender or any Affiliate of any Lender under any Hedge Agreement entered into with such Lender or Affiliate thereof as required or permitted under the Credit Agreement (including any such Hedge Agreement with a party that subsequently ceases to be a Lender, which Hedge Agreement is entered into prior to the date such party ceases to be a Lender), and (h) all renewals, extensions, amendments, modifications and changes and supplements of, or substitution or replacements for, all or any part of the foregoing (the obligations referred to in clauses (a) through (h) inclusive, shall hereinafter collectively be called the "Obligations").
                            -----------

                                GRANTING CLAUSES
                                ----------------

     NOW, THEREFORE, in consideration of the foregoing and in order to secure the due and punctual payment and performance of the Obligations, the Grantor hereby grants, bargains, sells, transfers, sets over, assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto the Trustee, IN TRUST FOREVER, with power of sale and with deed of trust covenants, all the following described property whether now owned or held or hereafter acquired (collectively, the "Trust Property"):
                                               --------------

          (1) the parcel or parcels of land located in                County,
                                                       --------------
                  as more particularly described on Exhibit A hereto (the
     ------------                                   ---------
     "Land"), together with all rights appurtenant thereto, including without
      ----
     limitation, all strips and gores within or adjoining the Land, all estate, right, title, interest, claim or demand of the Grantor in the streets, roads, sidewalks, alleys and ways adjacent thereto (whether or not vacated and whether public or private and whether open or proposed), all easements over adjoining land granted by any easement agreements, covenants or restrictive agreements, all of the tenements, hereditaments, easements, reciprocal easement agreements, rights pursuant to any trackage agreement, rights to the use of common drive entries, rights-of-way and other rights, privileges and appurtenances thereunto belonging or in any way pertaining thereto, all reversions, remainders, dower and right of dower, curtesy and right of curtesy, all of the air space and right to use air space above such property, all transferable development rights arising therefrom or transferred thereto, all water and water rights and water rights applications (whether riparian, appropriative or otherwise, and whether or not appurtenant), all pumps, pumping plants, pipes, flumes and ditches thereunto appertaining, all rights and ditches for irrigation, all utility rights, sewer rights, and shares of stock evidencing the same, all oil, gas and other minerals and mineral substances in, on or under the Land or produced, saved or severed from the Land, all mineral, mining, gravel, oil, gas, hydrocarbon rights and other rights to produce or share in the production of anything related to such property, all drainage, crop, timber, agricultural, and horticultural rights with respect to such property, and all other appurtenances appurtenant to such property, including without limitation, any now or hereafter belonging or in any way appertaining thereto, and all claims or demands of the Grantor, either at law or in equity, in possession or expectancy, now or hereafter acquired, of, in or to the same (the Land and all of the foregoing being sometimes referred to herein collectively as the "Premises");
                                             --------

          (2) all of the Grantor's right, title and interest in and to all buildings, improvements, fixtures and other structures or improvements of any kind now or hereafter erected or located upon the Land, including, but not limited to, all building materials, water, sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments thereto and all renewals, substitutions and replacements thereof, owned or to be owned by the Grantor or in which the Grantor has or shall acquire an interest, to the extent of the Grantor's interest therein, now or hereafter erected or located upon the Land (collectively, the "Improvements");
                         ------------

          (3) all of the Grantor's right, title and interest in and to the following (collectively, the "Personal Property"):
                                   -----------------

               (a) All personal property and fixtures of every kind and nature whatsoever which are now or hereafter located on, attached to, incorporated in (regardless of where located) or affixed to the Premises or the Improvements or used or useful in connection with the ownership, construction, maintenance, repair, reconstruction, alteration, addition, improvement, operation, mining, use or occupancy of the Premises or the Improvements, including, without limitation, all goods, inventory, construction materials, equipment, tools, furniture, furnishings, fittings, fixtures, supplies, computers and computer programs, carpeting, draperies, blinds, window treatments, racking and shelving systems, heating, lighting, plumbing, ventilating, air conditioning, refrigerating plants, and/or systems and equipment, elevators, appliances, stoves, ranges, refrigerators, vacuum, window washing and other cleaning and building service systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, cables, antennae, pipes, ducts, conduits, machinery, apparatus, motors, dynamos, engines, compressors, boilers, stokers, furnaces, pumps, tanks, appliances, garbage systems and pest control systems and all of the Grantor's present and future "goods," "equipment" and "fixtures" (as such terms are defined in the Uniform Commercial Code in effect in the State where the Premises are located) and other personal property, including without limitation any such personal property and fixtures which are leased, and all repairs, attachments, betterments, renewals, replacements, substitutions and accessions thereof and thereto; and

               (b) all general intangibles now owned or hereafter acquired by the Grantor and relating to the design, development, operation, management and use of the Premises or the Improvements, including, but not limited to, all contract rights, trademarks, trade names, logos and other rights relating to the name and style under which the Premises and the Improvements are operated;

          (4) all approvals, authorizations, building permits, certificates of occupancy, zoning variances, use permits, certifications, entitlements, exemptions, franchises, licenses, orders, variances, plat plan approvals, environmental approvals, air pollution authorities to construct and permits to operate, sewer and waste discharge permits, national pollutant discharge elimination system permits, water permits, zoning and land use entitlements and all other permits, whether now existing or hereafter issued to or obtained by or on behalf of the Grantor, that relate to or concern in any way the Premises or the Improvements and are given or issued by any governmental or quasi-governmental authority, whether now existing or hereafter created (as the same may be amended, modified, renewed or extended from time to time, and including all substitutions and replacements therefor), all rights under and pursuant to all construction, service, engineering, consulting, management, access, supply, leasing, architectural and other similar contracts relating in any way to the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all rights under all purchase agreements, sales agreements, option contracts, land contracts and contracts for the sale of oil, gas and other minerals or any of them, that relate to or concern in any way the Premises or the Improvements, all abstracts of title, architectural, engineering or construction drawings, plans, specifications, operating manuals, computer programs, computer data, maps, surveys, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (collectively, the "Permits, Plans and
                                                  ------------------
     Contracts");
     ---------

          (5) the Grantor's interest in and rights under all leases or licenses (under which the Grantor is landlord or licensor) and subleases (under which the Grantor is sublandlord), concession, franchise, management, mineral or other agreements relating to the use or occupancy of the Premises or the Improvements or any part thereof for any purpose, or the extraction or taking of any gas, oil, water or other minerals from the Premises, whether now or hereafter existing or entered into (including any use or occupancy arrangements created pursuant to Section 365(d) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Premises or the Improvements), and all guaranties thereof and all amendments, modifications, supplements, extensions or renewals thereof (collectively, the "Leases"), and all rents, issues, profits, revenues,
                         ------
     charges, fees, receipts, royalties, accounts receivable, cash or security deposits and other deposits (subject to the prior right of the tenants making such deposits) and income, and other benefits now or hereafter derived from any portion of the Premises or the Improvements or the use or occupancy thereof (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupants of any portion of the Premises or the Improvements and all claims as a creditor in connection with any of the foregoing) and all payments of a similar nature, now or hereafter, including during any period of redemption, derived from the Premises or the Improvements or any other portion of the Trust Property and all proceeds from the cancellation, surrender, sale or other disposition of the Leases (collectively, the "Rents");
      -----

          (6) all refunds or rebates of real and personal property taxes or charges in lieu of taxes, heretofore or now or hereafter assessed or levied against all or any of the Premises, the Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, including interest thereon, and the right to receive the same, whether such refunds or rebates relate to fiscal periods before or during the term of this Mortgage;

          (7) all insurance policies and the proceeds thereof, now or hereafter in effect with respect to all or any of the Premises, the Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, including, without limitation, any and all title insurance proceeds, and all unearned premiums and premium refunds, accrued, accruing or to accrue under such insurance policies, and all awards made for any taking of or damage to all or any of the Premises, the Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, by eminent domain, or by any purchase in lieu thereof, and all awards resulting from a change of grade of streets or for severance damages, and all other proceeds of the conversion, voluntary or involuntary, of all or any of the Premises, Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, into cash or other liquidated claims, and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Premises, Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, or any part thereof for any injury to or decrease in the value thereof for any reason;

          (8) All of Grantor's right, title and interest in and to the following:

               (a) all right, in the name and on behalf of the Grantor, to appear in and defend any action or proceeding brought with respect to all or any of the Premises, Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, and to commence any action or proceeding to protect the interest of the Grantor in all or any of the Premises, Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts;

               (b) all right and power to encumber further all or any of the Premises, Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts, or any part thereof;

               (c) all rights, titles, interests, estates or other claims, both in law and in equity, which the Grantor now has or may hereafter acquire in any of the Premises, the Improvements, the Personal Property, the Leases, the Rents or the Permits, Plans and Contracts, or in and to any greater estate in all or any of the Premises, the Improvements, the Personal Property, the Leases, the Rents and the Permits, Plans and Contracts; and

               (d) all property hereafter acquired or constructed by the Grantor of the type described above which shall forthwith, upon acquisition or construction thereof by the Grantor and without any act or deed by any party, become subject to the lien and security interest of this Mortgage as if such property were now owned by the Grantor and were specifically described in this Mortgage and were specifically conveyed or encumbered hereby.

          (9) All accessions, additions or attachments to, and proceeds or products of, any of the foregoing.

     TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted and conveyed or intended to be, unto the Trustee, its successors and assigns for the uses and purposes herein set forth, for the benefit and security of the Beneficiary, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancellation as provided in Section 3.5 hereof, IN TRUST, upon the terms and conditions set forth herein.

                                   ARTICLE I

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR

     The Grantor agrees, covenants, represents and warrants as follows:

     Section 1.1 Title.
                 -----

          (a) The Grantor has good, marketable, indefeasible, fee title to the Land and Improvements. The Grantor has good and marketable title to or valid leasehold interests in, all of the other Trust Property. This Mortgage is and will remain a valid and enforceable first lien on the Trust Property subject to no Liens other than the exceptions and encumbrances set forth in Exhibit B attached hereto (collectively, the "Permitted
              ---------                                     ---------
     Encumbrances"). The Permitted Encumbrances are all "Permitted Liens" within
     ------------
     the meaning of such term under the Credit Agreement.

          (b) Except as set forth on Exhibit C attached hereto, there are no
                                     ---------
     material Leases, track agreements, easement agreements, access agreements, management contracts, or other material contracts or agreements relating to the use, operation or management of the Trust Property or affecting a material portion of the Trust Property (collectively, the "Material
                                                                --------
     Agreements"). Each Material Agreement is in full force and effect, and,
     ----------
     except as set forth on Exhibit C attached hereto, the Grantor has not
                            ---------
     given, nor has it received, any notice of default with respect to any material obligation under any Material Agreement. No Material Agreement is subject to any Lien, other than this Mortgage and the Permitted Encumbrances.

          (c) The Grantor has good and lawful right and full power and authority to encumber or grant a security interest in the Trust Property. The Grantor will forever warrant and defend its title to the Trust Property, the rights of the Beneficiary therein under this Mortgage and the validity and priority of the lien of this Mortgage thereon against the claims of all persons and parties except those having rights under the Permitted Encumbrances to the extent of those rights.

          (d) This Mortgage, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable lien upon and security interest in all the Trust Property and there will be no defenses or offsets to this Mortgage or to any of the Obligations secured hereby for so long as any portion of the Obligation is outstanding.

     Section 1.2 Credit Agreement; Future Advances.
                 ---------------------------------

          (a) This Mortgage is given pursuant to the Credit Agreement and Participation Agreement. Each and every term and provision of the Credit Agreement and the ELLF Credit Agreement (except for the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Mortgage. This Mortgage secures all present and future indebtedness of the Grantor in respect of loan disbursements made by the Lenders under the Notes, and all other Obligations from time to time owing to the Secured Parties under the Credit Agreement, the other Credit Documents and the Operative Agreements. The amount of the
     present indebtedness secured hereby is $               and the maximum
                                             --------------
     principal amount which may be secured hereby at any one time is
     $              .
      --------------

          (b) If any remedy or right of the Trustee or the Beneficiary pursuant hereto is acted upon by the Trustee or the Beneficiary or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which the Trustee or the Beneficiary is made a party and is obliged to defend or uphold or enforce this Mortgage or the rights of the Trustee or the Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, the Grantor will pay all sums, including reasonable attorneys' fees and disbursements, actually incurred (not as imposed by statute) by the Trustee or the Beneficiary related to the exercise of any remedy or right of the Trustee or the Beneficiary pursuant hereto or for the expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the rate specified in Section 2.8(b) of the Credit Agreement (the "Default Interest Rate"), and such sums and the
                            ---------------------
     interest thereon shall, to the extent permissible by law, be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching or accruing subsequent to the recording of this Mortgage and shall be secured by this Mortgage to the extent permitted by applicable law.

          (c) Any payment of amounts due under this Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be immediately due upon demand by the Trustee or the Beneficiary.

     Section 1.3 Payment of Taxes, Liens and Charges.
                 -----------------------------------

          (a) Except as may be permitted by Section 6.5 of the Credit Agreement or Section 8.3(o) of the Participation Agreement, the Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use or possession thereof.

          (b) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Mortgage or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by the Beneficiary or the Trustee, either directly or indirectly, on this Mortgage or any of the Credit Documents or to require an amount of taxes to be withheld or deducted therefrom, the Grantor will promptly notify the Beneficiary of such event. In such event the Grantor shall (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate the Grantor to make any applicable additional payments, and (ii) the Grantor shall make all such additional payments.

          (c) At any time that an Event of Default (as defined in Section 2.1 herein) shall occur hereunder, or if required by any law applicable to the Grantor or to the Beneficiary, the Beneficiary shall have the right to direct the Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Trust Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual charges reasonably estimated by the Beneficiary in order to accumulate with the Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges.

     Section 1.4 Payment of Closing Costs. The Grantor shall pay all reasonable
                 ------------------------
costs in connection with, relating to or arising out of the preparation, execution and recording of this Mortgage, including title company premiums and charges, inspection costs, survey costs, recording fees and taxes, attorneys', engineers', appraisers' and consultants' fees and disbursements and all other similar expenses of every kind.

     Section 1.5 Alterations and Waste; Plans; Use.
                 ---------------------------------

          (a) No Improvements will be materially altered or demolished or removed in whole or in part by the Grantor. The Grantor will maintain and keep the Trust Property in good condition and repair and will not commit any waste on the Trust Property or make any alteration to, or change in the use of, the Trust Property that will diminish the utility thereof for the operation of the business conducted thereon or materially increase the risk of fire or other hazard and in no event shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to Section 1.6 hereof.

          (b) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, the Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Improvements either at the Trust Property or in a particular office at the headquarters of the Grantor to which the Beneficiary shall have access upon reasonable advance notice.

          (c) The Grantor shall cause the Premises and the Improvements to be used in material compliance with all existing and future laws, codes, ordinances, rules, regulations, orders and decrees of governmental authorities and courts, having jurisdiction over the Trust Property or the Grantor and the requirements of all Permits. The Grantor shall promptly notify the Beneficiary of any proposed zoning reclassification, variance, conditional or special use permit, subdivision plat or annexation affecting the Land. The Grantor shall at all times comply with its obligations under all recorded restrictions, conditions, easements and covenants ("Restrictive Covenants") encumbering the Land and shall duly enforce its
       ----------- ---------
     rights under all Restrictive Covenants encumbering other property for the benefit of the Land and/or the Improvements. If the Grantor receives any notice (whether oral or written) that any Restrictive Covenant has been violated, which violation could in any material way affect title to the Land or the Grantor's existing or intended use of the Land or the Improvements or result in material liens, fines, penalties or encumbrances being imposed on the Land or Improvements, the Grantor shall promptly notify the Beneficiary and take such steps as the Beneficiary may reasonably require to correct such violation.

     Section 1.6 Insurance. The Grantor will keep the Trust Property insured
                 ---------
against such risks, and in the manner, required by Section 6.6 of the Credit Agreement and Section 5.3 of the Participation Agreement. Without limiting the generality of the Credit Agreement, Grantor shall, at its sole expense, obtain and maintain in full force and effect during the existence of this Mortgage, the following insurance coverages at limits not less than those specified herein:

          (a) Worker's Compensation Insurance providing statutory limits of liability and Employers' Liability Insurance with a limit of liability not less than the underlying limit required by the Umbrella Excess Liability Policy, as described in subsection (c) below. The Umbrella Excess Liability Policy shall be in addition to the required underlying limits.

          (b) Commercial General Liability Insurance for Bodily Injury and Property Damage with coverages extended and endorsements to the policy as stated below with a limit of liability not less than the underlying limit required by the Umbrella Excess Liability Policy, as described in subsection (c) below. The Umbrella Excess Liability Policy shall be in addition to the required underlying limits. The coverages to be included in this policy are: (i) Operations - Premises Liability, (ii) Independent Contractors Liability, (iii) Contractual Liability covering the Grantor's obligations as set forth herein, in the Credit Agreement and other Credit Documents, (iv) Personal Injury Liability extending to claims arising from employees of Grantor and (v) Products and completed operations hazards.

          (c) Excess Umbrella Liability Insurance coverage with a limit of liability of not less than $10,000,000 per occurrence.

          (d) Property insurance with coverage extended to the hazards described below on the Premises, Improvements and Personal Property in an amount not less than full replacement cost thereof. These policies shall provide that no deduction will be made for depreciation and shall contain no co-insurance penalty. The coverage shall be extended to the following: (i) Fire, extended (including vandalism and malicious mischief) and all risk coverage, (ii) Windstorm, hurricane and hail damage, (iii) Theft loss, (iv) Flood and (v) Business Interruptions.

The policies of insurance obtained to satisfy the requirements of subsections
(a) through (d) above shall be occurrence policies and not "claims made" policies. Certificates evidencing the amounts and effective dates of the coverages required by this Section shall be delivered to the

Beneficiary upon request. Copies of the insurance policies shall be available for inspection and copying by the Beneficiary and its agents at the Grantor's corporate headquarters during reasonable business hours. All policies shall be taken out with insurers that are reasonably acceptable to the Beneficiary and in a form reasonably satisfactory to the Beneficiary and shall provide that the Beneficiary is an additional insured, as its interests may appear for the policies described in subsections (a) through (c) above, and a mortgagee and/or loss payee under each of the policies described in subsection (d) above. All liability policies shall contain a waiver of subrogation against the Beneficiary. The Grantor shall use its best efforts to require that all policies shall provide for a thirty (30) day advance written notice to the Beneficiary of any renewal, cancellation or material change in the insurance policies; provided
                                                                        --------
that, in all events such policies shall provide for a minimum of ten (10) days
----
advance written notice to the Beneficiary of any renewal, cancellation or material change in the insurance policies. For purposes of the foregoing sentence, the Grantor's use of "best efforts" shall include, but is not limited to, changing current or existing insurance carriers irrespective of whether premiums are increased on account thereof. All such insurance required by this Mortgage shall be provided by insurance companies licensed to do business in the state where the Premises are located and shall have a Best's rating of A or better, as shown in Best's Key Rating Guide, Property-Casualty, at the time of issuance (or reissuance). The Grantor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by the Grantor; provided, however, that (A) any such policy shall specify, or the
         --------  -------
Grantor shall furnish to the Beneficiary a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Trust Property and any sublimits in such blanket policy applicable to the Premises and the other Trust Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Trust Property in an amount equal to the coverages required to be maintained by the Grantor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Trust Property.

     Section 1.7 Casualty; Restoration of Casualty Damage. The Grantor shall
                 ----------------------------------------
give the Beneficiary prompt written notice of any material fire or other material casualty to all or any portion of the Trust Property (a "Casualty").
                                                                  --------
For purposes hereof, a "material" fire or other casualty shall mean any such event that disrupts operations at the Trust Property for more than two (2) consecutive days. In the event any Casualty triggers, or when taken together with other events would trigger, a mandatory prepayment under either of Section
2.6 of the Credit Agreement or Section 2.6 of the ELLF Credit Agreement, then payments made by the insurer with respect to that Casualty will be made directly in its entirety to the Beneficiary and the proceeds relating to such Casualty shall be held or applied by the Beneficiary in accordance with, as applicable,
Section 2.6(c) of the Credit Agreement or Section 2.6(b) of the ELLF Credit Agreement. Otherwise, proceeds received by the Beneficiary from any Casualty shall be paid to Grantor within five (5) Business Days after request.

     Section 1.8 Condemnation/Eminent Domain. The Grantor shall notify the
                 ---------------------------
Beneficiary promptly upon obtaining knowledge of any pending or threatened condemnation or taking of all or any portion of the Trust Property (a "Condemnation"). In the event any Condemnation triggers, or when taken together
 ------------
with other events would trigger, a mandatory prepayment under either of Section 2.6 of the Credit Agreement or Section 2.6 of the ELLF Credit Agreement, then payment of all proceeds from that Condemnation shall be made directly in its entirety to the Beneficiary and shall be held or applied by the Beneficiary in accordance with, as applicable, Section 2.6(c) of the Credit Agreement or Section 2.6(b) of the ELLF Credit Agreement. Otherwise, proceeds received by the Beneficiary from any Condemnation shall be paid to Grantor within five (5) Business Days after request.

     Section 1.9 Assignment of Leases and Rents.
                 ------------------------------

          (a) The Grantor hereby irrevocably and absolutely grants, transfers and assigns to the Beneficiary all of its right, title and interest in and to all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by the Grantor of the Obligations. The Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any Lease or its respective Rents to anyone other than to the Trustee for the benefit of the Beneficiary.

          (b) Without the Beneficiary's prior written consent, the Grantor will not (i) modify, amend, terminate or consent to the cancellation or surrender of any Lease if such modification, amendment, termination or consent would, in the reasonable judgment of the Beneficiary, be adverse in any material respect to the Secured Parties, the value of the Trust Property or the liens and security interests created by this Mortgage or
     (ii) consent to an assignment of any tenant's interest in any Lease or to a subletting thereof covering a material portion of the Trust Property, except, in each case, as may be permitted by this Mortgage or the Credit Agreement.

          (c) Subject to Section 1.9(d) below, the Grantor has assigned and transferred to the Beneficiary all of the Grantor's right, title and interest in and to the Rents now or hereafter arising, it being intended that this assignment establish, subject to Section 1.9(d) below, an absolute transfer and assignment of all Rents and all Leases to the Beneficiary and not merely to grant a security interest therein. The Grantor shall have the license and right, subject to automatic revocation as provided in Section 1.9(d) below, to operate and rent, lease or let all or any portion of the Trust Property and to collect, but not more than one month prior to accrual, all of the Rents. As provided in Section 1.9(d) below, the license granted by this Section 1.9(c) is subject to automatic revocation and thereafter the Beneficiary may, in the Grantor's name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let, all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as the Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of such Rents arising from or accruing at any time thereafter or that may thereafter become due.

          (d) As long as no Event of Default has occurred and is continuing, the license granted under Section 1.9(c) above shall be effective and the Beneficiary shall not exercise any of its rights under Section 1.9(c) above, and the Grantor shall receive and collect the Rents accruing under any Lease pursuant to the revocable license granted therein; but upon the occurrence of any Event of Default, the license granted under

     Section 1.9(c) above shall be deemed to be automatically revoked and shall terminate automatically without notice and the Beneficiary shall be entitled to all of the Rents without the necessity of the Beneficiary's taking any action whatsoever, and the Rents shall thereupon be deemed to be cash collateral for all purposes, including without limitation for purposes of Section 363 of the Bankruptcy Code. Upon the occurrence and during the continuance of any Event of Default, the Beneficiary may receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Upon the occurrence and during the continuance of any Event of Default, the Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by the Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to the Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and even if notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to the Beneficiary. Each tenant or any of such tenant's successors in interest from whom the Beneficiary or any officer, agent, attorney or employee of the Beneficiary shall have collected any Rents, shall be authorized to pay Rents to the Grantor only after such tenant or any of such tenant's successors in interest shall have received written notice from the Beneficiary that the Event of Default is no longer continuing, which notice the Beneficiary shall be obligated to give if the Beneficiary determines in its reasonable discretion that such Event of Default is no longer continuing (or if ordered by a court or arbitrator with jurisdiction), unless and until a further notice of an Event of Default is given by the Beneficiary to such tenant or any of such tenant's successors in interest.

          (e) The Beneficiary will not become a mortgagee in possession so long as it does not enter and take actual possession of the Trust Property. In addition, the Beneficiary shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenants, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other Person.

          (f) The Grantor shall furnish to the Beneficiary, within 30 days after a request by the Beneficiary to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

          (g) If an Event of Default occurs, and if there is any applicable law requiring the Beneficiary or the Trustee to take actual or constructive possession of the Premises (or some action equivalent thereto, such as securing the appointment of a receiver) in order for the Beneficiary or the Trustee to "perfect" or "activate" its rights and remedies as set forth herein, the Grantor hereby waives the benefits of any such laws to the maximum extent allowable.

     Section 1.10 Restrictions on Transfers and Encumbrances. Except as
                  ------------------------------------------
permitted hereby, by the Credit Agreement, by the Security Agreement, by any other applicable Credit Document or by any applicable Operative Agreement, the Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the Trust Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a taking), or engage in any common, cooperative, joint, timesharing or other congregate ownership of all or part thereof; provided, however, that the Grantor
                                             --------  -------
may in the ordinary course of business, within reasonable commercial standards and upon obtaining the prior written consent of the Beneficiary (which consent shall not be unreasonably withheld or delayed), enter into easement agreements that relate to and/or benefit the operation of the Trust Property or that do not materially or adversely affect the use and operation of the same (including customary utility easements that service the Trust Property).

     Section 1.11 Security Agreement. This Mortgage is both a mortgage and grant
                  ------------------
of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the Uniform Commercial Code as adopted in the State wherein the Premises are located (the "UCC"). The Grantor hereby grants unto the Beneficiary a security interest
      ---
in and to all the Trust Property described in this Mortgage that is not real property, and simultaneously with the recording of this Mortgage, the Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Mortgage in all the Trust Property that is not real property. The Grantor hereby appoints the Beneficiary as its true and lawful attorney-in-fact and agent, for the Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing requisite and necessary to be done to perfect the security interest hereby granted. The Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded the Trustee and the Beneficiary hereunder. The Grantor agrees, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Personal Property" are or are to become fixtures on the Land; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the UCC; (iii) the Grantor is the record owner of the Premises; and (iv) the addresses of the Grantor and the Beneficiary are as set forth on the first page of this Mortgage. Additionally, this Mortgage shall constitute a financing statement covering fixtures and/or minerals or the like (including oil and gas) and/or accounts resulting from the sale thereof at the wellhead or minehead and, as such, shall be filed for record in the real estate records of each county in which the Land, or any part thereof, is located.

     Section 1.12 Filing and Recording. The Grantor will cause this Mortgage,
                  --------------------
any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to protect fully the liens and security interests of the Trustee and the Beneficiary hereby granted in and upon the Trust Property. The Grantor will pay all filing, registration or recording fees, and all expenses incidental to the execution and acknowledgment of this Mortgage, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property, and any instrument of further assurance and all federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Mortgage, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance.

     Section 1.13 Further Assurances. Upon demand by the Beneficiary, the
                  ------------------
Grantor will, at the sole cost of the Grantor and without expense to the Trustee or the Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignment, transfers and assurances as the Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto the Beneficiary and the Trustee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Grantor may be or may hereafter become bound to convey or assign to the Trustee or the Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and on demand, the Grantor will also execute and deliver and hereby appoints the Beneficiary as its true and lawful attorney-in-fact and agent for the Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably required by the Beneficiary to evidence or perfect the liens and security interests hereby granted and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

     Section 1.14 Additions to Trust Property. All right, title and interest of
                  ---------------------------
the Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further deed of trust, conveyance, assignment or other act by the Grantor, shall become subject to the liens and security interests of this Mortgage as fully and completely and with the same effect as though now owned by the Grantor and specifically described in the grant of the Trust Property above, but at any and all times the Grantor will execute and deliver to the Beneficiary any and all such further assurances, deeds of trust, conveyances or assignments thereof as the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the liens and security interests of this Mortgage.

     Section 1.15 No Claims Against the Trustee or the Beneficiary. Nothing
                  ------------------------------------------------
contained in this Mortgage shall constitute any consent or request by the Trustee or the Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving the Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Trustee or the Beneficiary in respect thereof.

     Section 1.16 Environmental.
                  -------------

          (a) Notwithstanding such definitions in the Credit Agreement or the ELLF Credit Agreement, as used in this Mortgage, the term "Hazardous Materials" shall mean and include those elements, materials, compounds, mixtures or substances, including, but not limited to, asbestos, polychlorinated biphenyls, petroleum, crude oil or any fraction or product thereof, which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (the "EPA") or the list
                                                             ---
     of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, flammable or radioactive by any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning, any waste, substance, element, compound, mixture or material, as now or at any time hereafter in effect including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.Sections 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801
     -- ---
     et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
     -- ---
     Sections 6901 et seq., the Superfund Amendments and Reauthorization Act, 42
                   -- ---
     U.S.C. Sections 9601 et seq., the Toxic Substances Control Act, 15 U.S.C.
                          -- ---
     Sections 2601 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq.,
                   -- ---
     the Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, or
     rules and regulations of the EPA or any other state or federal department, board or agency, or any other agency or governmental board or entity having jurisdiction over any of the Trust Property (collectively, the "Environmental Laws").
      ------------------

          (b) The Grantor represents, warrants and agrees that the Grantor has not used, will not use and, to the best of the Grantor's knowledge, no prior owner or current or prior tenant, subtenant, or other occupant of all or any part of the Trust Property has used or is using, Hazardous Materials on, from, to, under, within or affecting the Trust Property that (i) would require any Remedial Work (as hereinafter defined in subsection (d) of this Section 1.16), or (ii) poses a material threat to Persons or the environment.

          (c) The Grantor represents, warrants and agrees that (i) it will not hereafter permit or suffer any generation, treatment, use, storage, transportation, manufacture, refinement, handling, production, removal, remediation, disposal, presence or migration (herein referred to as a "Release") of Hazardous Materials on the Trust Property in material
      -------
     violation of any applicable Environmental Laws, (ii) it has not received any notice from any Person or entity, public or private, claiming a violation of any Environmental Law or requiring Remedial Work (as hereinafter defined) with regard to the Trust Property and (iii) it has not received any notice of a Release of any Hazardous Materials on the soil, surface water, and ground water of, on or under the Trust Property in violation of any applicable Environmental Laws.

          (d) In the event that any governmental entity requires any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature (collectively, the "Remedial
                                                                      --------
     Work") because of, or in connection with, the current or future presence,
     ----
     suspected presence, Release or threatened Release of a

     Hazardous Material in or about the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Trust Property (or any portion thereof), the Grantor shall, within thirty (30) days after written demand for performance thereof (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work unless the Grantor is contesting its obligation to perform such Remedial Work in good faith and through appropriate proceedings. All costs and expenses of such Remedial Work shall be paid by the Grantor. In the event the Grantor shall fail to timely prosecute to completion such Remedial Work, or to contest its obligation to do so, the Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, consistent with sound commercial practices designed to protect the liens and security interests hereby created, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Obligations.

          (e) The Grantor shall provide the Beneficiary with prompt written notice of (i) any Release or threatened Release of any Hazardous Materials upon, under or from the Trust Property that results in or is reasonably likely to result in a material liability; (ii) the Grantor's receipt of any notice from any federal, state, municipal or other governmental agency or authority relating or pertaining to any Hazardous Materials located or Released in, on, upon, under, near or emanating from the Trust Property; and (iii) any governmental agency or authority incurring any cost or expense in connection with the assessment, containment, remediation or removal of any Hazardous Materials located or Released in, on, upon, under, near or emanating from the Trust Property, and shall promptly comply with its obligations under applicable law with respect thereto. For purposes of the foregoing, a "material liability" shall be defined as a loss, claim, cost, expense, charge, lien, fine, penalty or other disadvantage to the Grantor that exceeds $50,000. Upon posting security satisfactory to the Beneficiary, the Grantor may diligently pursue protest procedures as permitted by applicable law.

          (f) The Grantor hereby agrees to protect, indemnify, defend, and hold harmless the Beneficiary and all other Indemnified Persons and their respective heirs, legal representatives, successors and assigns from and against any and all loss, damage, cost, charge, lien, debt, fine, penalty, injunctive relief, claim, demand, expense, suit, order, judgment, adjudication, liability, diminution of property value or injury to person, property or natural resources, including, but not limited to, court costs, reasonable attorneys' fees and reasonable consultant fees (all of the foregoing shall hereinafter be referred to collectively as a "Claim")
                                                                   -----
     arising out of, attributable to, relating to, which may accrue out of, or which may result from (i) a violation or alleged violation of any Environmental Laws in connection with the Trust Property by any Person or entity or other source whether related or unrelated to the Grantor or (ii) the actual, threatened or alleged Release of Hazardous Materials (whether intentional or unintentional, direct or indirect, foreseeable or unforeseeable) to, from, on, within, in, under, near or affecting the Trust Property by any Person or entity or other source, whether related or unrelated to the Grantor. The foregoing indemnity shall survive the cancellation or satisfaction of this Mortgage, the satisfaction of the Obligations, the foreclosure or conveyance in lieu of foreclosure of all or any part of the Trust Property, or the exercise by the Trustee or the Beneficiary of any of the remedies available under this Mortgage, any of the other Credit

     Documents or any of the Operative Agreements. Notwithstanding the foregoing, the obligation to indemnify any Indemnified Person under this
     Section 1.16 shall not apply in respect of any loss, claim, damage or liability to the extent that a court of competent jurisdiction shall have determined by final and nonappealable judgment that such loss, claim, damage or liability resulted from (A) such Indemnified Person's willful misconduct or gross negligence or (B) a Hazardous Substance introduced to the Trust Property by any Indemnified Person after the Beneficiary takes possession of the Trust Property, whether by foreclosure or otherwise.

          (g) The Grantor agrees that the Beneficiary or any agent or representative acting on behalf of the Beneficiary may (but shall not be obligated to) enter upon the Premises and the Improvements at any time, after the occurrence of an Event of Default, to conduct such inspections and tests, at the Grantor's sole cost and expense, as may be desired by the Beneficiary to determine compliance with Environmental Laws. In the event any such inspections or tests reveal facts or circumstances that are required to be reported to governmental authorities under applicable laws, then the Grantor agrees to report those facts and circumstances in accordance with applicable laws.

                                   ARTICLE II

                              DEFAULTS AND REMEDIES

     Section 2.1 Events of Default. It shall be an Event of Default under this
                 -----------------
Mortgage if (i) the Grantor fails to comply with, or otherwise defaults in, any of the terms and provisions of this Mortgage, and such failure or default shall continue unremedied for a period of thirty (30) days (or for any other grace period that, under the terms of this Mortgage, is specifically applicable thereto) after delivery of notice thereof from the Agent or any Lender to the Grantor, or (ii) any Event of Default (as defined in the Security Agreement) shall have occurred and be continuing.

     Section 2.2 Demand for Payment. Upon the occurrence of any Event of
                 ------------------
Default, in addition to any other rights and remedies the Beneficiary may have pursuant to the Credit Agreement, the other Credit Documents or the Operative Agreements, or as provided at law or in equity, and without limitation, the Obligations and all other amounts payable with respect to the Loans, the Letters of Credit, the Credit Agreement, this Mortgage, the other Credit Documents or the Operative Agreements shall become due and payable as provided in the Credit Agreement or any of the Operative Agreements. The Grantor shall pay to the Beneficiary upon demand all such amounts and such further amounts as shall be reasonably incurred (without regard to statutory presumption) to cover the costs and expenses of collection, including reasonable attorneys' fees, disbursements and expenses incurred by the Trustee or the Beneficiary. The Grantor hereby waives notice of presentment, demand, protest, acceleration and notice of acceleration. In case the Grantor shall fail forthwith to pay such amounts or any amounts due under the Credit Agreement, any provision of this Mortgage, any of the other Credit Documents or any of the Operative Agreements upon the Beneficiary's demand, the Trustee or the Beneficiary, in addition to any other rights or remedies provided herein or at law or equity, shall be entitled and empowered to institute an action or proceedings at law or in equity as advised by counsel for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against the Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

     Section 2.3 Rights to Take Possession, Operate and Apply Revenues.
                 -----------------------------------------------------

          (a) If an Event of Default shall occur and be continuing, the Grantor shall, upon demand of the Beneficiary, forthwith surrender to the Beneficiary actual possession of the Trust Property and, if and to the extent permitted by applicable law, the Beneficiary itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Trust Property with or without the appointment of a receiver or an application therefor, exclude the Grantor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of the Grantor.

          (b) If the Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by the Beneficiary, the Beneficiary may obtain a judgment or decree conferring upon the Beneficiary the right to immediate possession or requiring the Grantor to deliver immediate possession of the Trust Property to the Beneficiary, to the entry of which judgment or decree the Grantor hereby specifically consents. The Grantor will pay to the Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including compensation to the Beneficiary's attorneys (for reasonable fees actually incurred (not as imposed by statute)) and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Mortgage.

          (c) If an Event of Default shall occur and be continuing, the Beneficiary may hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary, proper and reasonable maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon,
     (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of the Grantor to the same extent as the Grantor could in its own name or otherwise with respect to the same or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to the Beneficiary, all as may from time to time be directed or determined by the Beneficiary to be in its best interest and the Grantor hereby appoints the Beneficiary as its true and lawful attorney-in-fact and agent, for the Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Regardless of whether or not the Beneficiary has entered or taken possession, the Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions , betterments, improvements, purchases and acquisitions, (iii) the costs of insurance,
     (iv) such taxes, assessments and other similar charges as the Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of the Beneficiary, the Beneficiary shall apply the remainder of the moneys and proceeds so received first to the Beneficiary, for the ratable account of the Secured Parties, for the payment in full and satisfaction of the Obligations (such payments to be made in accordance with the Intercreditor Agreement (as defined herein)), and second, if there is any surplus, to the Grantor, subject to the entitlement of others thereto under applicable law. For purposes of this Mortgage, "Intercreditor Agreement" shall mean an intercreditor agreement between each of the Secured Parties and the Collateral Agent, initially dated as of the date of the Security Agreement, as amended, modified or supplemented from time to time.

          (d) Whenever, before any sale of the Trust Property under Section 2.6 hereof, all Obligations that are then due shall have been paid and all Events of Default fully cured, the Beneficiary will surrender possession of the Trust Property back to the Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

     Section 2.4 Right to Cure the Grantor's Failure to Perform. Prior to the
                 ----------------------------------------------
occurrence of an Event of Default and upon five business days' notice to the Grantor (except in the case of an emergency), or after the occurrence of an Event of Default, at any time and without notice, should the Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage, the Credit Agreement, any other Credit Document or the Operative Agreements (with respect to the Trust Property), the Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by the Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Grantor to the Beneficiary with interest thereon at the Default Interest Rate. The Beneficiary shall make the determination as to the necessity for any such actions and of the amounts to be paid. Subject to the notice provisions of the first sentence of this Section 2.4, the Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to the Grantor, to any Person in possession holding under the Grantor or to any other Person.

     Section 2.5 Right to a Receiver. If an Event of Default shall occur and be
                 -------------------
continuing, the Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents. The Grantor hereby consents to such appointment and acknowledges and agrees that the Beneficiary shall be entitled to such appointment without notice and without regard for the adequacy of security for the Obligations or the solvency of the Grantor or any party liable for the Obligations. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. The Grantor will pay to the Beneficiary upon demand all expenses, including receiver's fees, attorneys' fees and disbursements that are actually incurred (not as imposed by statute), costs and agent's compensation incurred pursuant to the provisions of this Section 2.5; and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by the Grantor to the Beneficiary with interest thereon at the Default Interest Rate.

     Section 2.6 Foreclosure and Sale.
                 --------------------

          (a) If an Event of Default shall occur and be continuing, the Beneficiary may elect to sell or to cause and direct the Trustee to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to the Beneficiary by applicable law, this Mortgage, the Security Agreement, any other applicable Credit Document or any applicable Operative Agreement. In such case, the Trustee or the Beneficiary may commence a civil action to foreclose this Mortgage, or the Trustee may proceed and sell the Trust Property, in accordance with applicable law, to satisfy any Obligation. The Trustee, or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by the Trustee or the Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as the Trustee or the Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. The Trustee or the Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any foreclosure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time as permitted by applicable law thereafter may postpone such sale by public announcement or subsequently noticed sale. Except as otherwise required by applicable law, without further notice, the Trustee or the Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including the Grantor or the Beneficiary or any designee or affiliate thereof, may purchase any portion of the Trust Property at such sale.

          (b) The Trust Property may be sold subject to unpaid taxes and the Permitted Encumbrances, and after deducting all the costs, fees and expenses of the Trustee or the Beneficiary, including, without limitation, costs of evidence of title in connection with the sale, the Trustee or the Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.8 hereof.

          (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Trust Property has been sold.

          (d) If an Event of Default shall occur and be continuing, the Beneficiary may, instead of, or in addition to, exercising the rights described in Section 2.6(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the terms of the Credit Documents or the performance of any term, covenant, condition or agreement of this Mortgage or any other right or (ii) to pursue any other remedy available to it, at law or in equity, all as the Beneficiary shall determine most effectual for such purposes.

     Section 2.7 Other Remedies.
                 --------------

          (a) In case an Event of Default shall occur and be continuing, the Beneficiary may also exercise, to the extent not prohibited by applicable law, any or all of the remedies available to a secured party under the UCC, including, to the extent not prohibited by applicable law, the following:

               (i) In the case of personal property, to exercise those rights and remedies under the Security Agreement.

               (ii) To make such payments and do such acts as the Beneficiary may deem necessary to protect its security interest in the Personal Property including paying, purchasing, contesting or compromising any encumbrance, charge or lien that is prior or superior to the security interest granted hereunder, and, in exercising any such powers or authority, paying all expenses incurred in connection therewith.

               (iii) To enter upon any or all of the Premises or Improvements to exercise the Beneficiary's rights hereunder.

          (b) In connection with a sale of the Trust Property and the application of the proceeds of sale as provided in Section 2.8 of this Mortgage, the Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

     Section 2.8 Application of Sale of Proceeds and Rents. After any
                 -----------------------------------------
foreclosure sale of all or any of the Trust Property, the Trustee or the Beneficiary shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds, and the Trustee or the Beneficiary shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by the Trustee or the Beneficiary under this Mortgage as follows:

          First, to the payment of the costs and expenses of such sale,
          -----
     including, without limitation, reasonable compensation to the Trustee and to the Beneficiary (based on actual fees and expenses incurred), the Beneficiary's attorneys (based on actual fees and expenses incurred, not as imposed by statute) and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Beneficiary under this Mortgage, together with interest at the Default Interest Rate on all advances made by the Beneficiary, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any encumbrance (except any Permitted Encumbrance subject to which the Trust Property was sold);

          Second, to the Beneficiary for the ratable payment in full and
          ------
     satisfaction of the Obligations owing to the Secured Parties (such payments to be made in accordance with any intercreditor agreement among the Secured Parties as may be in effect from time to time); and

          Third, to the person or persons entitled thereto under applicable law
          -----
     or as a court of competent jurisdiction may otherwise direct.

Except as required by applicable law, the Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Trust Property by the Trustee or the Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or the Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or the Beneficiary or such officer or be answerable in any way for the misapplication thereof.

For purposes of applying amounts in accordance with this Section, the Beneficiary shall be entitled to rely upon any Secured Party that has (or whose Affiliate has) entered into a Hedge Agreement with the Grantor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Agent) of the outstanding Obligations owed to such Secured Party or Affiliate thereof under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Beneficiary, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Obligations in respect thereof are in existence between any Secured Party or Affiliate thereof and the Grantor. If any Secured Party that is a party to a Hedge Agreement with the Grantor (the obligations of the Grantor under which are Obligations) ceases to be a Secured Party, such former Secured Party shall nevertheless continue to be secured by the Trust Property hereunder with respect to the Obligations under such Hedge Agreement.

     Section 2.9 The Grantor as Tenant Holding Over. If the Grantor remains in
                 ----------------------------------
possession of any of the Trust Property after any foreclosure sale by the Trustee or the Beneficiary, at the Beneficiary's election the Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

     Section 2.10 Waiver of Appraisement, Valuation, Stay, Extension and
                  ------------------------------------------------------
Redemption Laws.
---------------

          (a) The Grantor will not object to any sale of the Trust Property pursuant hereto, and for itself and all who may claim under it, the Grantor waives, to the extent that it lawfully may, all right to have the Trust Property marshaled or to have the Trust Property sold as separate estates, parcels, tracts or units in the event of any foreclosure of this Mortgage.

          (b) To the full extent permitted by the law of the state wherein the Trust Property is located or other applicable law, neither the Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead-exemption or redemption laws now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Mortgage, the absolute sale of the Trust Property or the final and absolute putting of the purchasers into possession thereof immediately after any sale; and the Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully do so, the benefit of all such laws and any and all right to have the assets covered by the security interest created hereby marshaled upon any foreclosure of this Mortgage.

     Section 2.11 Discontinuance of Proceedings. In case the Trustee or the
                  -----------------------------
Beneficiary shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to the Trustee or the Beneficiary, then and in every such case the Grantor, the Trustee and the Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee and the Beneficiary shall continue as if no such proceeding had been taken.

     Section 2.12 Suits to Protect the Trust Property. The Trustee and/or the
                  -----------------------------------
Beneficiary shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of the Trustee or the Beneficiary hereunder.

     Section 2.13 Filing Proofs of Claim. In case of any receivership,
                  ----------------------
insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting the Grantor, the Beneficiary shall, to the extent permitted by applicable law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of the Beneficiary allowed in such proceedings for the Obligations secured by this Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

     Section 2.14 Possession by the Beneficiary. Notwithstanding the appointment
                  -----------------------------
of any receiver, liquidator or trustee of the Grantor, any of its property or the Trust Property, the Beneficiary shall be entitled, to the extent not prohibited by applicable law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Mortgage in accordance with the terms hereof and applicable law.

     Section 2.15 Waiver.
                  ------

          (a) No delay or failure by the Trustee or the Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to the Trustee or the Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary. No consent or waiver by the Beneficiary or the Trustee to or of any breach or default by the Grantor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by the Grantor hereunder. No failure on the part of the Beneficiary or the Trustee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by the Beneficiary or the Trustee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by the Grantor.

          (b) Even if the Beneficiary or the Trustee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Credit Agreement, any of the other Credit Documents or any of the Operative Agreements, (iv) releases a part of the Trust Property from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of the Credit Agreement, any of the Credit Documents or the Operative Agreement, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating the Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude the Beneficiary or the Trustee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by the Trustee and the Beneficiary, shall this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, the Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

     Section 2.16 Remedies Cumulative. No right, power or remedy conferred upon
                  -------------------
or reserved to the Trustee or the Beneficiary by this Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                  ARTICLE III

                                  MISCELLANEOUS

     Section 3.1 Partial Invalidity. If any provision hereof, of the Credit
                 ------------------
Agreement, of any of the other Credit Documents or of any of the Operative Agreements is invalid or unenforceable in any jurisdiction or under any circumstances, the other provisions hereof, of the Credit Agreement, of those Credit Documents or of those Operative Agreements shall remain in full force and effect in such jurisdiction and the remaining provisions hereof will be liberally construed in favor of the Beneficiary in order to carry out the provisions hereof, of the Credit Agreement, of such other Credit Documents and of such Operative Agreements. The invalidity of any provision of this Mortgage in any jurisdiction or under any circumstances will not affect the validity or enforceability of any such provision in any other jurisdiction or under any other circumstances. If any lien, encumbrance or security interest evidenced or created by this Mortgage is invalid or unenforceable, in whole or in part, as to any part of the Obligations, or is invalid or unenforceable, in whole or in part, as to any part of the Trust Property, such portion, if any, of the Obligations as is not secured by all of the Trust Property hereunder shall be paid prior to the payment of the portion of the Obligations and shall, unless prohibited by applicable laws or unless Beneficiary, in its sole and absolute discretion, otherwise elects, be deemed to have been first paid on and applied to payment in full of the unsecured or partially secured portion of the Obligations, and the remainder to the secured portion of the Obligations.

     Section 3.2 Notices. All communications and notices hereunder shall be in
                 -------
writing and given as provided in the Credit Agreement.

     Section 3.3 Successors and Assigns. All of the grants, covenants, terms,
                 ----------------------
provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to the benefit of the successors and permitted assigns of the Grantor and the successors and assigns of the Beneficiary.

     Section 3.4 Counterparts. This Mortgage may be executed in any number of
                 ------------
counterparts and all such counterparts shall together constitute but one and the same instrument.

     Section 3.5 Satisfaction and Cancellation.
                 -----------------------------

          (a) The conveyance to the Trustee of the Trust Property as security and for the benefit of the Beneficiary created and consummated by this Mortgage shall be null and void when all the Obligations have been indefeasibly paid in full in accordance with the terms of the Credit Agreement, the Credit Documents and the Operative Agreements, the Commitments have been terminated and all Letters of Credit have expired or been terminated, and all obligations of the Grantor under any Hedge Agreement with any Lender or any Affiliate of any Lender, which Hedge Agreement is required or permitted under the Credit Agreement, have been settled and such Hedge Agreement has been terminated.

          (b) In connection with any termination or release pursuant to subsection (a) above to the extent applicable, this Mortgage shall be marked "satisfied" by the Beneficiary and/or the Trustee, and this Mortgage may be canceled of record at the request and at the expense of the Grantor. The Beneficiary and the Trustee shall execute any documents reasonably requested by the Grantor to accomplish the foregoing or to accomplish any release contemplated by subsection (a) or (b) of this Section 3.5, and the Grantor will pay all costs and expenses, including attorneys' fees and disbursements actually incurred (not as imposed by statute), incurred by the Beneficiary or the Trustee in connection with the preparation and execution of such documents.

     Section 3.6 Definitions. As used in this Mortgage, the singular shall
                 -----------
include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean obligation, duty, covenant and/or condition"; and (e) "any of the Trust Property" shall mean "the Trust Property or any part thereof or interest therein." Any act that the Trustee or the Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by the Trustee or the Beneficiary or any person or entity designated by the Trustee or the Beneficiary. Any act which is prohibited to the Grantor hereunder is also prohibited to all lessees of any of the Trust Property. Each appointment of the Trustee or the Beneficiary as attorney-in-fact for the Grantor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, the Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

     Section 3.7 The Credit Agreement, Other Credit Documents and the Operative
                 --------------------------------------------------------------
Agreements. The Grantor acknowledges that in addition to this Mortgage, the
----------
Credit Agreement, other Credit Documents and the Operative Agreements secure the Obligations. The Grantor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or the Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or the Beneficiary of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of the Trustee or the Beneficiary to realize upon or protect any Obligation hereby secured or any collateral security therefor including the Credit Agreement, the other Credit Documents and the Operative Agreements. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Credit Agreement, the other Credit Documents or of any guarantee thereof, and the Operative Agreements, and the Trustee or the Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under the Credit Agreement, any or all of the other Credit Documents or any or all of the Operative Agreements without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of the Trustee's or the Beneficiary's rights and remedies under the Credit Agreement, any or all of the other Credit Documents or any of all of the Operative Agreements shall not in any manner impair the Obligations hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of the Trustee or the Beneficiary hereunder shall not impair the lien of the Credit Agreement, any of the other Credit Documents, any of the Operative Agreements or any of the Trustee's or the Beneficiary's rights and remedies thereunder. The undersigned specifically consents and agrees that the Trustee or the Beneficiary may exercise its rights and remedies hereunder, under the Credit Agreement, under the other Credit Documents and under the Operative Agreements separately or concurrently and in any order that it may deem appropriate, and the undersigned waives any rights of subrogation. In the event of a conflict between the terms and provisions of this Mortgage, the Credit Agreement, the Operative Agreements and the Intercreditor Agreement, the documents shall be read together and construed, to the fullest, extent possible, to be in concert with each other. In the event of a conflict that cannot be so resolved, the terms and provisions of, first, the Intercreditor Agreement and, second, this Mortgage shall control and govern.

     Section 3.8 The Trustee's Powers and Liabilities.
                 ------------------------------------

          (a) The Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for its gross negligence or willful misconduct. All authorities, powers and discretions given in this Mortgage to the Trustee and/or the Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

          (b) The Trustee may resign at any time upon giving 30 days' notice in writing to the Grantor and to the Beneficiary.

          (c) The Beneficiary may remove the Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of the Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, the Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by the Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. The Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. The Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

          (d) The Trustee shall not be required to see that this Mortgage is recorded, nor be liable for its validity or its priority as a first deed of trust, or otherwise, nor shall the Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon the Grantor or the Beneficiary by this Mortgage or any other agreement. The Trustee, as well as the Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the extent permitted by applicable law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigation, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by applicable law by all remedies at law or in equity.

          (e) At any time, or from time to time, without liability therefor and, with 10 days' prior written notice to the Grantor, upon written request of the Beneficiary and without affecting the effect of this Mortgage upon the remainder of the Trust Property, the Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as the Grantor has consented thereto, (iii) join in granting any easement thereon, so long as the Grantor has consented thereto or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

     Section 3.9 Subrogation. This Mortgage is made with full substitution and
                 -----------
subrogation of the Beneficiary in and to all covenants and warranties by others heretofore given or made in respect of the Trust Property or any part thereof. To the extent that proceeds of the Notes are used to pay any outstanding lien, charge or prior encumbrance against the Trust Property, such proceeds have been or will be advanced by the Beneficiary at the Grantor's request and the Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether those liens, charges or encumbrances are released.

     Section 3.10 Beneficiary and Lender Powers. Without affecting the liability
                  -----------------------------
of any other Person liable for the payment of any obligations herein mentioned and without affecting the lien or charge of this Mortgage upon any portion of the Trust Property not then or theretofore released as security for the full amount of all unpaid Obligations, from time to time, regardless of consideration and without notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, the Beneficiary and/or the Secured Parties, or any of them, may (a) release any persons liable for or on any Obligation, (b) extend the maturity or alter any of the terms of any Obligation, (c) modify the interest rate payable on the principal balance of the Obligations, (d) grant other indulgences, (e) release or reconvey, or cause to be released or reconveyed at any time at the Beneficiary's option any parcel, portion or all of the Trust Property, (f) take or release any other or additional security for any obligations herein mentioned or (g) make compositions or other arrangements with debtors in relation thereto.

     Section 3.11 Enforceability of Mortgage. This Mortgage is deemed to be and
                  --------------------------
may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, deed to secure debt, financing statement, real estate mortgage or security agreement, and from time to time as any one or more thereof, as is appropriate under applicable laws. A carbon, photographic or other reproduction of this Mortgage or any financing statement in connection herewith shall be sufficient as a financing statement for any and all purposes.

     Section 3.12 Amendments. No amendment, modification or waiver of any
                  ----------
provision of this Mortgage and no consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered in accordance with the Intercreditor Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 3.13 Applicable Law. THIS MORTGAGE SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE WHERE THE PREMISES ARE LOCATED.

     IN WITNESS WHEREOF, this Mortgage has been duly authorized and has been executed and delivered, under seal, to the Trustee and the Beneficiary by the Grantor on the date first above written.

ATTEST                                    US ONCOLOGY, INC.


                                          By:
---------------------------                        -----------------------------
               Secretary                  Name:
--------------                                     -----------------------------
                                          Title:
                                                   -----------------------------

[Corporate Seal]

Attachments:
------------

Exhibit A - The Land
---------
Exhibit B - The Permitted Encumbrances
---------
Exhibit C - The Material Agreements
---------

STATE OF
         ---------------------

COUNTY OF
          --------------------

     I,                                   , a Notary Public of the aforesaid
        ----------------------------------
County and State, do hereby certify that
                                                   personally appeared before me
--------------------------------------------------
this day and acknowledged that (s)he is the                                  of
                                            --------------------------------
US ONCOLOGY, INC., a Delaware corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its President, and attested by herself/himself as and sealed with its common
-----------------------------------------------
corporate seal.

     Witness my hand and notarial seal this        day of February, 2002.
                                            ------

[STAMP/SEAL]


                                          --------------------------------------
                                          Notary Public

My Commission Expires:

--------------------------

                                    EXHIBIT A
                                    ---------

                                Legal Description

                                [To be attached]

                                    EXHIBIT B
                                    ---------

                             Permitted Encumbrances

                                [To be attached]

                                    EXHIBIT C
                                    ---------

                               Material Agreements

                                [To be attached]